AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 21, 2006

                                                               File No. 33-70958
                                                               File No. 811-8104
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                     /X/
                         POST-EFFECTIVE AMENDMENT NO. 28

                                       and

                          REGISTRATION STATEMENT UNDER
                         INVESTMENT COMPANY ACT OF 1940                 /X/
                                AMENDMENT NO. 29

                               CONSTELLATION FUNDS

               (Exact Name of Registrant as Specified in Charter)

                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202

               (Address of Principal Executive Offices, Zip Code)

                                Jill T. McGruder
                 CONSTELLATION INVESTMENT MANAGEMENT COMPANY LP
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

                                   Copies to:

                              JOHN M. FORD, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 MARKET STREET
                             PHILADELPHIA, PA 19103

       Title of Securities Being Registered...Units of Beneficial Interest
--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):
|_| immediately upon filing pursuant to paragraph (b) of Rule 485
|_| on [date], pursuant to paragraph (b) of Rule 485
|X| 60 days after filing pursuant to paragraph (a) of Rule 485
|_| on [date], pursuant to paragraph (a) of Rule  485
|_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------

                                NOVEMBER 20, 2006
--------------------------------------------------------------------------------

TOUCHSTONE
INVESTMENTS

--------------------------------------------------------------------------------

                                   PROSPECTUS

--------------------------------------------------------------------------------

TOUCHSTONE VALUE OPPORTUNITIES FUND
TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
TOUCHSTONE LARGE CAP QUALITY STOCK FUND
TOUCHSTONE DIVERSIFIED VALUE FUND
TOUCHSTONE DIVERSIFIED GROWTH FUND
TOUCHSTONE SMALL CAP FUND
TOUCHSTONE FAMILY HERITAGE FUND
TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
TOUCHSTONE MID CAP FUND
TOUCHSTONE HEALTH CARE AND BIOTECHNOLOGY FUND
TOUCHSTONE INTERNATIONAL EQUITY FUND
TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND
TOUCHSTONE TAX-EXEMPT BOND FUND
TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
TOUCHSTONE SHORT DURATION FIXED INCOME FUND
TOUCHSTONE CLOVER CORE FIXED INCOME FUND
TOUCHSTONE PITCAIRN SELECT VALUE FUND
TOUCHSTONE PITCAIRN TAXABLE BOND FUND

                      Research o Design o Select o Monitor

  The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete.
              Anyone who tells you otherwise is committing a crime.

            Multiple Classes of Shares are offered in this Prospectus


1     Prospectus

PROSPECTUS                                                     NOVEMBER 20, 2006

TOUCHSTONE INVESTMENTS

TOUCHSTONE VALUE OPPORTUNITIES FUND
TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
TOUCHSTONE LARGE CAP QUALITY STOCK FUND
TOUCHSTONE DIVERSIFIED VALUE FUND
TOUCHSTONE DIVERSIFIED GROWTH FUND
TOUCHSTONE SMALL CAP FUND
TOUCHSTONE FAMILY HERITAGE FUND
TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
TOUCHSTONE MID CAP FUND
TOUCHSTONE HEALTH CARE AND BIOTECHNOLOGY FUND
TOUCHSTONE INTERNATIONAL EQUITY FUND
TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND
TOUCHSTONE TAX-EXEMPT BOND FUND
TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
TOUCHSTONE SHORT DURATION FIXED INCOME FUND
TOUCHSTONE CLOVER CORE FIXED INCOME FUND
TOUCHSTONE PITCAIRN SELECT VALUE FUND
TOUCHSTONE PITCAIRN TAXABLE BOND FUND

Each fund is a series of Touchstone Funds Group Trust (the "Trust"). The Trust is part of the Touchstone Funds that also includes Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax Free Trust, a group of tax-free bond and money market mutual funds and Touchstone Variable Series Trust, a group of variable annuity funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage on a daily basis the investments held by the Funds.


2     Prospectus

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

Value Opportunities Fund
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund
--------------------------------------------------------------------------------
Large Cap Quality Stock Fund
--------------------------------------------------------------------------------
Diversified Value Fund
--------------------------------------------------------------------------------
Diversified Growth Fund
--------------------------------------------------------------------------------
Small Cap Fund
--------------------------------------------------------------------------------
Family Heritage Fund
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund
--------------------------------------------------------------------------------
Mid Cap Fund
--------------------------------------------------------------------------------
Health Care and Biotechnology Fund
--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund
--------------------------------------------------------------------------------
Strategic Value and High Income Fund
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund
--------------------------------------------------------------------------------
Pitcairn Select Value Fund
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund
--------------------------------------------------------------------------------
Investment Strategies and Risks
--------------------------------------------------------------------------------
The Fund's Management
--------------------------------------------------------------------------------
Choosing a Class of Shares
--------------------------------------------------------------------------------
Investing With Touchstone
--------------------------------------------------------------------------------
Distributions and Taxes
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


3     Prospectus

TOUCHSTONE VALUE OPPORTUNITIES FUND

THE FUND'S INVESTMENT GOAL

Investment Objective- Long-term total return
Investment Focus -Common stocks of U.S. companies

--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in order to achieve its goal. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing.


Prospectus                                                                     4

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class Z Shares (formerly Class I Shares) from year to year for the past ten years.(1)

                                  [BAR CHART]

1996      22.87%
1997      17.54%
1998      (1.47)%
1999       4.27%
2000      10.70%
2001      13.00%
2002     (12.04)%
2003      32.65%
2004      17.77%
2005      12.09%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Mid cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Midcap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund. On November 20, 2006 the Constellation Clover Core Value Fund was renamed the Touchstone Value Opportunities Fund. Clover remained the sub-advisor after the change.

                   Best Quarter       Worst Quarter
                      19.28%             (16.03)%
                     (6/30/03)          (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Russell 3000 Value Index and the Russell 3000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

-------------------------------------------------------------------------------------------------------------------
                                                                        1 Year         5 Years         10 Years
-------------------------------------------------------------------------------------------------------------------
TOUCHSTONE VALUE OPPORTUNITIES FUND
-------------------------------------------------------------------------------------------------------------------
  Class Z Shares-before taxes on distributions                         12.09%          11.72%          11.08%
-------------------------------------------------------------------------------------------------------------------
  Class Z Shares-after taxes on distributions                          10.58%          10.13%           9.04%
-------------------------------------------------------------------------------------------------------------------
  Class Z Shares-after taxes on distributions and sale of shares        9.49%           9.64%           8.78%
-------------------------------------------------------------------------------------------------------------------
  Class Z Shares-Russell 3000 Value Index(1)                            6.85%           5.86%          11.04%
-------------------------------------------------------------------------------------------------------------------
  Class Z Shares-Russell 3000 Index(1)                                  6.12%           1.58%           9.20%
-------------------------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                          x.xx%           x.xx%           x.xx%
-------------------------------------------------------------------------------------------------------------------
  Class A Shares- Russell 3000 Value Index(1)                           x.xx%           x.xx%           x.xx%
-------------------------------------------------------------------------------------------------------------------
  Class A Shares-Russell 3000 Index(2)                                  x.xx%           x.xx%           x.xx%
-------------------------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                          x.xx%           x.xx%           x.xx%
-------------------------------------------------------------------------------------------------------------------
  Class C Shares- Russell 3000 Value Index(1)                           x.xx%           x.xx%           x.xx%
-------------------------------------------------------------------------------------------------------------------
  Class C Shares-Russell 3000 Index(2)                                  x.xx%           x.xx%           x.xx%
-------------------------------------------------------------------------------------------------------------------

(1) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization.


5     Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                      Class A       Class C     Class Z
Redemption Fee
(as a percentage of amount redeemed, if applicable)
                                                      2.00%(1)      2.00%(1)    2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                      Class A       Class C     Class Z
Investment Advisory Fees                               .74%          .74%       .74%
Distribution and/or Shareholder Services Fees          .25%         1.00%       none
Other Expenses                                          xx            xx         xx
                                                       ---------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                    XX            XX         XX

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE VALUE OPPORTUNITIES FUND     1 Year    3 Years    5 Years    10 Years
Class A Shares                           $XXX      $XXX        $XXX      $XXXX
Class C Shares                           $XXX      $XXX        $XXX      $XXXX
Class Z Shares                           $XXX      $XXX        $XXX      $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


6     Prospectus

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
THE FUND'S INVESTMENT GOAL

Investment Objective -Long-term total return
Investment Focus -Common stocks of U.S. small capitalization companies

--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Diversified Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-advisor, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2005, the Russell 2000 Value Index included companies with capitalizations between $38 million and $3.5 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing.


Prospectus                                                                     7

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class Z Shares (formerly Class I Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

1997            15.47%
1998             2.01%
1999            29.57%
2000            10.59%
2001            27.42%
2002           (20.75)%
2003            45.52%
2004            20.14%
2005             3.06%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Clover Small Cap Value Fund. On November 20, 2006 the Constellation Clover Small Cap Value Fund was renamed the Touchstone Diversified Small Cap Value Fund. Clover remained the sub-advisor after the change.

                    Best Quarter                Worst Quarter
                       26.61%                      (22.37)%
                      (6/30/99)                   (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

-----------------------------------------------------------------------------------------------------------------
                                                                     1 Year           5 Years         Since
                                                                                                    Inception
                                                                                                    (2-28-96)
-----------------------------------------------------------------------------------------------------------------
TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-before taxes on distributions                        3.06%           12.71%          14.44%
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-after taxes on distributions                         0.55%           12.10%          13.27%
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-after taxes on distributions and sale of shares      5.36%           11.11%          12.44%
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-Russell 2000 Value Index(1)                          4.71%           13.55%          13.04%
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                        x.xx%            x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-Russell 2000 Value Index(1)                          x.xx%            x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                        x.xx%            x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------
  Class C Shares-Russell 2000 Value Index(1)                          x.xx%            x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------

(1) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.


8     Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                                    Class A       Class C    Class Z
Redemption Fee (as a percentage of amount redeemed, if applicable)  2.00%(1)     2.00%(1)    2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                    Class A       Class C    Class Z
Investment Advisory Fees                                             .85%         .85%        .85%
Distribution and/or Shareholder Services Fees                        .25%        1.00%       none
Other Expenses                                                        xx           xx          xx
                                                                    --------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  XX           XX          XX

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE DIVERSIFIED SMALL CAP FUND     1 Year    3 Years   5 Years  10 Years
Class A                                    $XXX      $XXX      $XXX      $XXXX
Class C Shares                             $XXX      $XXX      $XXX      $XXXX
Class Z Shares                             $XXX      $XXX      $XXX      $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


9     Prospectus

TOUCHSTONE LARGE CAP QUALITY STOCK FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks of large capitalization companies
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Large Cap Quality Stock Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies having a large market capitalization that the sub-advisor, Hilliard Lyons Asset Management ("HLAM"), believes to have long-term capital appreciation possibilities. This strategy is a fundamental policy that can only be changed with the approval of shareholders. For the purposes of this Fund, large cap companies are defined as companies with minimum market capitalizations at the time of purchase of $5 billion. The Fund will typically own between 40 and 60 stocks, which is a smaller number of stocks than diversified funds own.

HLAM invests in common stocks of "quality" companies - companies that it believes have attractive growth prospects looking forward. It focuses on companies it believes to have long-term competitive advantages over their competition and identifiable growth drivers for the future. Financial strength is also a focus for HLAM; HLAM invests only in companies which it considers to have strong balance sheets, significant free cash flow, and historically high returns on invested capital. Typically, the Fund will own both growth and value-oriented stocks. HLAM also focuses on the valuations of its universe of common stocks and only invests in what it believes to be companies whose valuations are justifiable by the companies' quality and perceived future growth rate.

HLAM generally considers selling a security when it reaches a target price, when it fails to perform as expected, when its growth rate slows, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in companies that have market capitalization in excess of $5 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns. HLAM's judgment regarding value stocks may at times be contrary to general investment opinions.

Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.


Prospectus                                                                    10

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)


                                  [BAR CHART]
1996                20.02%
1997                40.41%
1998                13.58%
1999                 3.23%
2000                 0.53%
2001                (8.85)%
2002               (22.24)%
2003                19.49%
2004                 4.73%
2005                 1.43%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on January 6, 1992 until November 5, 2004, the Fund operated as Hilliard Lyons Growth Fund, Inc. and was advised by Hilliard Lyons Asset Management. On November 5, 2004, Hilliard Lyons Growth Fund, Inc. was reorganized into the Constellation HLAM Large Cap Quality Growth Fund. Effective July 21, 2005, the Fund's name was changed to Constellation HLAM Large Cap Quality Stock Fund. On November 20, 2006 the Constellation HLAM Large Cap Quality Stock Fund was renamed the Touchstone Large Cap Quality Stock Fund. HLAM remained the sub-advisor after the change.

                         Best Quarter         Worst Quarter
                            19.29%               (14.10)%
                          (12/31/98)            (6/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Growth Index and the Russell 1000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                         1 Year       5 Years(1)  10 Years(1)
---------------------------------------------------------------------------------------------
   Touchstone Large Cap Quality
   Stock Fund - Class II Shares
   Before taxes on distributions                         1.43%         (2.09)%       5.98%
  After taxes on distributions                          (3.11)%        (3.89)%       4.58%
  After taxes on distributions and sale of shares        7.00%         (1.76)%       5.07%
Russell 1000 Growth Index(2)                             5.26%         (3.58)%       6.73%
Russell 1000 Index(3)                                    6.27%          1.07%        9.29%

(1) Returns include performance of Hilliard Lyons Growth Fund, Inc.'s Class A Shares, which are not offered by the Touchstone HLAM Large Cap Quality Stock Fund.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund's investment portfolio contains both "growth" and "value" stocks, thus making the Russell 1000 Index an appropriate measure of the Fund's relative performance.


11    Prospectus

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                      Class II Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)        2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

Investment  Advisory Fees                                             Class II Shares
Investment  Advisory Fees                                                 0.75%
Distribution (12b-1) Fees                                                 None
  Other Expenses                                                          0.90%(2,3)
                                                                         -------
TOTAL ANNUAL FUND OPERATING EXPENSES LESS                                 1.65%
Fee Waivers and Expense Reimbursements                                   (0.40)%

NET TOTAL OPERATING EXPENSES                                              1.25%

(1) Applies only to redemptions within 90 days of purchases. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.

(3) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.50% through October 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                  1 Year        3 Years        5 Years      10 Years
Touchstone Large Cap Quality Stock Fund -
 Class II Shares                                                   $127          $453          $833         $1,897

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


Prospectus                                                                    12

TOUCHSTONE DIVERSIFIED VALUE FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks of U.S. companies
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Diversified Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks issued by companies that have market capitalizations in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.


Prospectus                                                                    13

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class A Shares (formerly Class II Shares) from year to year since the Fund's inception.(1)


                                  [BAR CHART]

2001           (4.91)%
2002          (13.28)%
2003           29.04%
2004           14.13%
2005            4.88%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Value Fund was reorganized into the Constellation Pitcairn Diversified Value Fund. On November 20, 2006 the Constellation Pitcairn Diversified Value Fund was renamed the Touchstone Diversified Value Fund. Pitcairn remained the sub-advisor after the change.

               Best Quarter        Worst Quarter
                  17.45%              (17.57)%
                 (6/30/03)           (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31 2005, to that of the Russell 1000 Value Index. After-tax returns are calculated using , the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

---------------------------------------------------------------------------------------------------------------
                                                                      1 Year         5 Years          Since
                                                                                                    Inception
                                                                                                     (8-4-00)
---------------------------------------------------------------------------------------------------------------
TOUCHSTONE DIVERSIFIED VALUE FUND
---------------------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                        4.88%           4.96%           5.61%
---------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions                         3.15%           4.36%           5.03%
---------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions and sale of  shares     4.79%           4.07%           4.65%
---------------------------------------------------------------------------------------------------------------
  Class A Shares-Russell 1000 Value Index(1)                          7.05%           5.28%           6.09%
---------------------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                        x.xx%           x.xx%           x.xx%
---------------------------------------------------------------------------------------------------------------
  Class C Shares-Russell 1000 Value Index(1)                          x.xx%           x.xx%           x.xx%
---------------------------------------------------------------------------------------------------------------

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


14    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                 Class A         Class C
Redemption Fee (as a percentage of amount redeemed, if applicable)               2.00%(1)        2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                                 Class A         Class C
Investment Advisory Fees                                                          .70%            .70%
Distribution and/or Shareholder Services Fees                                     .25%           1.00%
Other Expenses                                                                     xx              xx
                                                                                -------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                               xx              xx
Less Fee Waivers and Expense Reimbursements                                       (xx)            (xx)
                                                                                -------------------------
NET TOTAL OPERATING EXPENSES                                                       XX              XX

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.40% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE DIVERSIFIED VALUE FUND          1 Year        3 Years         5 Years        10 Years
 Class A Shares                            $XXX          $XXX            $XXX            $XXXX
 Class C Shares                            $XXX          $XXX            $XXX            $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


15    Prospectus

TOUCHSTONE DIVERSIFIED GROWTH FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks

--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Diversified Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks issued by companies that the sub-advisor, Pitcairn Investment Management ("Pitcairn"), believes have above average earnings or revenue growth potential. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called growth stocks, in Pitcairn's judgment, should increase over time if earnings and/or revenue growth targets are met or exceeded. Pitcairn generally considers selling a security when it reaches a target price, when earnings or revenue growth targets are not met, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of growth companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of growth stock investing is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.


Prospectus                                                                    16

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class A Shares (formerly Class II Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2001          (17.70)%
2002          (31.30)%
2003           26.93%
2004            8.22%
2005            1.24%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Growth Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Growth Fund was reorganized into the Constellation Pitcairn Diversified Growth Fund. On November 20, 2006 the Constellation Pitcairn Diversified Growth Fund was renamed the Touchstone Diversified Growth Fund. Pitcairn remained the sub-advisor after the change.

                   Best Quarter                Worst Quarter
                      15.58%                      (19.30)%
                    (12/31/01)                   (6/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                        Since
                                                                                                      Inception
                                                                           1 Year        5 Years        (8/4/00)
------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund - Class A Shares
  Before taxes on distributions                                             1.24%        (4.70)%         (9.15)%
  After taxes on distributions                                              1.23%        (4.71)%         (9.17)%
  After taxes on distributions and sale of shares                           0.81%        (3.93)%         (7.51)%
Russell 1000 Growth Index(1)                                                5.26%        (3.58)%         (7.92)%

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


17    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                        Class A
Redemption Fee (as a percentage of amount redeemed, if applicable)      2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                        Class A
Investment Advisory Fees                                                 .70%
Distribution and/or Shareholder Services Fees                            .25%
Other Expenses                                                            xx

                                                                       ---------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      xx
Less Fee Waivers and Expense Reimbursements                              (xx)

                                                                      ----------
NET TOTAL OPERATING EXPENSES                                              xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE DIVERSIFIED GROWTH FUND    1 Year     3 Years      5 Years   10 Years
     Class A Shares                    $XXX       $XXX         $XXX      $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


18    Prospectus

TOUCHSTONE SMALL CAP FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks of U.S. small capitalization companies
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Small Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. small capitalization companies. For purposes of the Fund, small capitalization companies are those that have market capitalizations between $100 million and $2 billion. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and typically owns both "growth" and "value" stocks.

The Fund's sub-advisor, Pitcairn Investment Management ("Pitcairn"), adheres to an investment philosophy which focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. Pitcairn seeks growth stocks with above average potential for growth in revenue and earnings. Pitcairn seeks value stocks with attractive valuations within their industries and market sectors, as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of small cap equity investing.


Prospectus                                                                    19

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class A Shares (formerly Class II Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2001            7.62%
2002          (17.48)%
2003           49.85%
2004           15.21%
2005            0.11%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 25, 2000 until August 1, 2004, the Fund operated as the Pitcairn Small Cap Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Small Cap Fund was reorganized into the Constellation Pitcairn Small Cap Fund. On November 20, 2006 the Constellation Pitcairn Small Cap Fund was renamed the Touchstone Small Cap Fund. Pitcairn remained the sub-advisor after the change.


             Best Quarter         Worst Quarter
                21.79%               (17.06)%
               (6/30/03)            (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

----------------------------------------------------------------------------------------------------------------
                                                                     1 Year         5 Years          Since
                                                                                                   Inception
                                                                                                   (8-25-00)
----------------------------------------------------------------------------------------------------------------
TOUCHSTONE SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                       0.11%           8.95%           10.69%
----------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions                       (1.85%)          8.39%           10.12%
----------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions and sale of shares     2.71%           7.71%            9.25%
----------------------------------------------------------------------------------------------------------------
  Class A Shares-Russell 2000 Value Index(1)                         4.55%           8.22%            6.12%
----------------------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                       x.xx%           x.xx%            x.xx%
----------------------------------------------------------------------------------------------------------------
  Class C Shares-Russell 2000 Value Index(1)                         x.xx%           x.xx%            x.xx%
----------------------------------------------------------------------------------------------------------------

(1) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


20    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         Class A      Class C
Redemption Fee (as a percentage of amount redeemed, if applicable)       2.00%(1)     2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class A      Class C
Investment Advisory Fees                                                  .70%         .70%
Distribution and/or Shareholder Services Fees                             .25%        1.00%
Other Expenses                                                             xx           xx

                                                                       ----------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       xx           xx
Less Fee Waivers and Expense Reimbursements                               (xx)         (xx)

                                                                       ----------------------
NET TOTAL OPERATING EXPENSES                                               xx           xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through March 1, 2008. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE SMALL CAP FUND     1 Year    3 Years     5 Years       10 Years
  Class A Shares               $XXX      $XXX        $XXX          $XXXX
  Class C Shares               $XXX      $XXX        $XXX          $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


21    Prospectus

TOUCHSTONE FAMILY HERITAGE FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks of U.S. companies
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Family Heritage Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies where at least 10% of the outstanding shares are owned or held by a founding family or foundation. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 50-65 stocks, which is a smaller number of stocks than diversified funds generally own.

The sub-advisor, Pitcairn Investment Management ("Pitcairn"), believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies. The Fund produces less current income than the U.S. stock market average, in part because its portfolio companies tend to reinvest earnings in the business. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, when it no longer meets Pitcairn's family ownership criteria, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that family-controlled equity securities may underperform other equity market segments or the equity markets as a whole.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.


Prospectus                                                                    22

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class A Shares (formerly Class II Shares) from year to year for the past ten years.(1)

                                  [BAR CHART]

1996      19.78%
1997      38.25%
1998      23.67%
1999      32.34%
2000      (9.04)%
2001     (10.32)%
2002     (17.25)%
2003      28.44%
2004      11.38%
2005       1.23%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 1989 until August 4, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance prior to August 4, 2000 includes performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Family Heritage(1) Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Family Heritage(1) Fund was reorganized into the Constellation Pitcairn Family Heritage(1) Fund. On November 20, 2006 the Constellation Pitcairn Family Heritage(1) Fund was renamed the Touchstone Family Heritage(1) Fund. Pitcairn remained the sub-advisor after the change.

                      Best Quarter         Worst Quarter
                         26.95%               (15.25)%
                       (12/31/99)            (9/30/01)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Wilshire 5000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

-----------------------------------------------------------------------------------------------------------------
                                                                     1 Year          5 Years         10 Years(1)
-----------------------------------------------------------------------------------------------------------------
TOUCHSTONE FAMILY HERITAGE FUND
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                        1.23%           1.45%          10.23%
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions                         1.19%           1.43%            n/a
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions and sale of shares      0.84%           1.24%            n/a
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-Wilshire 5000 Index(2)                               6.33%           2.12%           9.16%
-----------------------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                        x.xx%           x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------
  Class C Shares-Wilshire 5000 Index(2)                               x.xx%           x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------

(1) Ten-Year return before taxes includes performance of the Pitcairn Family Heritage(1) Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The Wilshire 5000 Index is a widely-recognized unmanaged index of large, mid and small capitalization stocks. It represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data.


23    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         Class A         Class C
Redemption Fee (as a percentage of amount redeemed, if applicable)       2.00%(1)         2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class A         Class C
Investment Advisory Fees                                                  .90%             .90%
Distribution and/or Shareholder Services Fees                             .25%            1.00%
Other Expenses                                                             xx               xx

                                                                       -------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       xx               xx
Less Fee Waivers and Expense Reimbursements                               (xx)             (xx)

                                                                       -------------------------
NET TOTAL OPERATING EXPENSES                                               xx               xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE FAMILY HERITAGE FUND   1 Year     3 Years     5 Years      10 Years
Class A Shares                    $XXX        $XXX        $XXX         $XXXX
Class C Shares                    $XXX        $XXX        $XXX         $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


24    Prospectus

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks of U.S. companies
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $4 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds generally own.

Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $4 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class Z Shares (formerly Class II Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2001          (15.20)%
2002          (28.13)%
2003           36.99%
2004           19.00%
2005            9.63%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands remained the sub-advisor after the change.

                     Best Quarter             Worst Quarter
                        28.63%                   (23.67)%
                      (12/31/01)                (9/30/01)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class 2 Shares only and will vary for Class 1 Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

-----------------------------------------------------------------------------------------------------------------
                                                                     1 Year         5 Years           Since
                                                                                                    Inception
                                                                                                   (8-11-2000)
-----------------------------------------------------------------------------------------------------------------
TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-before taxes on distributions                        9.63%           1.72%          (3.37)%
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-after taxes on distributions                         9.63%           1.72%          (3.37)%
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-after taxes on distributions and sale of shares      6.26%           1.47%          (2.83)%
-----------------------------------------------------------------------------------------------------------------
  Class Z Shares-Russell 1000 Growth Index(1)                         5.26%          (3.58)%         (8.01)%(2)
-----------------------------------------------------------------------------------------------------------------
  Class Y Shares-before taxes on distributions                        x.xx%           x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------
  Class Y Shares-Russell 1000 Growth Index(1)                         x.xx%           x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2)   The calculation date for the index is August 11, 2000.


26    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                    Class Y         Class Z
Redemption Fee (as a percentage of amount redeemed, if applicable)  2.00%(1)        2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                    Class Y        Class Z
Investment Advisory Fees                                             .85%            .85%
Distribution and/or Shareholder Services Fees                         none           .25%
Other Expenses                                                        xx              xx

                                                                    ------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  xx              xx
Less Fee Waivers and Expense Reimbursements                          (xx)            (xx)

                                                                    ------------------------
NET TOTAL OPERATING EXPENSES                                          xx              xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.70% to 1 .00% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" for the Class Y and Class Z Shares from exceeding 0.25% and 0.50%, respectively, through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND  1 Year  3 Years   5 Years  10 Years
Class Y Shares                                $XXX     $XXX       $XXX    $XXXX
Class Z Shares                                $XXX     $XXX       $XXX    $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


27    Prospectus

TOUCHSTONE MID CAP FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital growth
Investment Focus-Common stocks of medium capitalization companies
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-advisor, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2005, the Russell Midcap Index included companies with capitalizations between $563 million and $18.4 billion. The size of the companies in the Russell Midcap Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class Y Shares (formerly Class I Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2003            40.24%
2004            21.78%
2005            19.88%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of the Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006 the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained the sub-advisor after the change.

                  Best Quarter            Worst Quarter
                     16.85%                   0.15%
                    (6/30/03)               (9/30/04)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell Midcap Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------------------------
                                                                     1 Year            Since
                                                                                     Inception
                                                                                     (1-02-03)
--------------------------------------------------------------------------------------------------
TOUCHSTONE MID CAP FUND
--------------------------------------------------------------------------------------------------
  Class Y Shares-before taxes on distributions                       19.88%           27.03%
--------------------------------------------------------------------------------------------------
  Class Y Shares-after taxes on distributions                        16.79%           23.04%
--------------------------------------------------------------------------------------------------
  Class Y Shares-after taxes on distributions and sale of shares     13.85%           21.41%
--------------------------------------------------------------------------------------------------
  Class Y Shares-Russell Midcap Index(1)                             12.65%           22.43%
--------------------------------------------------------------------------------------------------
  Class Z Shares-before taxes on distributions                        x.xx%            x.xx%
--------------------------------------------------------------------------------------------------
  Class Z Shares-Russell Midcap Index(1)                              x.xx%            x.xx%
--------------------------------------------------------------------------------------------------

(1) The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index.


29    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                                        Class Y         Class Z
Redemption Fee (as a percentage of amount redeemed, if applicable)       None            None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                        Class Y           Class Z
Investment Advisory Fees                                                 .80%             .80%
Distribution and/or Shareholder Services Fees                           none              .25%
Other Expenses                                                            xx               xx

                                                                      ----------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      xx               xx
Less Fee Waivers and Expense Reimbursements                              (xx)             (xx)
                                                                      ----------------------------
NET TOTAL OPERATING EXPENSES                                              xx               xx

(1)   A $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class Y and Class Z Shares from exceeding 0.10% and 0.35, respectively, through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE MID CAP FUND     1 Year      3 Years      5 Years        10 Years
Class Y Shares               $XXX        $XXX         $XXX           $XXXX
Class Z Shares               $XXX        $XXX         $XXX           $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


30    Prospectus

TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND

THE FUNDS INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks of companies that are involved in the healthcare and biotechnology industries

--------------------------------------------------------------------------------
ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Healthcare & Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other health care-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-advisor, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in order to achieve its goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration in the company's earnings potential or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the healthcare sector, they are subject to the risk that the healthcare sector will underperform the broader market, as well as the risk that issuers in the sector will be impacted by market conditions, legislative or regulatory changes, or competition. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class A Shares (formerly Class II Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2002           (19.98)%
2003            38.09%
2004            12.52%
2005            12.75%

(1) The performance information shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund. On November 20, 2006 the Constellation TIP Healthcare & Biotechnology Fund was renamed the Touchstone Healthcare & Biotechnology Fund. TIP remained the sub-advisor after the change.

                   Best Quarter                 Worst Quarter
                      12.52%                       (14.08)%
                     (6/30/03)                    (6/30/02)


32    Prospecuts

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005 to those of the S&P 500 Healthcare Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------------------------
                                                                      1 Year           Since
                                                                                     Inception
                                                                                     (2-28-01)
--------------------------------------------------------------------------------------------------
TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                        12.75%           11.62%
--------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions                         12.00%           11.32%
--------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions and sale of shares       8.61%           10.06%
--------------------------------------------------------------------------------------------------
  Class A Shares-S & P 500 Healthcare Index(1)                         6.46%           (0.69)%
--------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                         x.xx%            x.xx%
--------------------------------------------------------------------------------------------------
  Class C Shares-S & P Healthcare Index(1)                             x.xx%            x.xx%
--------------------------------------------------------------------------------------------------

(1) The S&P 500 Healthcare Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare, biotechnology and medical industries.

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                                         Class A        Class C
Redemption Fee (as a percentage of amount redeemed, if applicable)       2.00%(1)        2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class A        Class C
Investment Advisory Fees                                                 1.00%           1.00%
Distribution and/or Shareholder Services Fees                             .25%           1.00%
Other Expenses                                                             xx              xx

                                                                        -------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       xx              xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it has decided to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND   1 Year   3 Years  5 Years  10 Years
Class A Shares                                $XXX      $XXX    $XXX      $XXXX
Class C Shares                                $XXX      $XXX    $XXX      $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TOUCHSTONE INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital appreciation
Investment Focus-Equity securities of non-U.S. issuers
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone International Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities, such as common stocks and American Depositary Receipts and Global Depositary Receipts, of issuers located in a broad array of foreign countries. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund may invest in companies of any size in order to achieve its investment objective.

As sub-advisor, AXA Rosenberg Investment Management LLC ("AXA Rosenberg") employs an investment approach designed to identify attractively priced companies that it believes have superior future earnings potential. It focuses on evaluating the financial characteristics of individual stocks and a company's fundamental data rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg's stock selection process is driven by proprietary technology designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two proprietary stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued relative to peers, combining the results from the Valuation and Earnings models to determine an expected return for every stock in its investment universe.

AXA Rosenberg's use of the Valuation and Earnings models creates an integrated buy universe. Using proprietary risk management tools, AXA Rosenberg creates a portfolio of holdings with minimal deviation from the benchmark in terms of industry, country and risk exposures. Stocks are eligible for sale when alternate stocks in its ranked investment universe become more attractive from an expected return and risk perspective.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.


35    Prospectus

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class A Shares (formerly Class II Shares) from year to year for the past ten years.(1)

                                  [BAR CHART]

1996            9.83%
1997           (3.74)%
1998           12.73%
1999           36.14%
2000          (18.73)%
2001          (26.66)%
2002          (20.43)%
2003           37.19%
2004           17.53%
2005           15.31%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on May 31, 1993 until August 4, 2000, the Fund operated as a common trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn International Equity Fund. On August 1, 2004, the Pitcairn International Equity Fund was reorganized into the Constellation International Equity Fund. On November 20, 2006 the Constellation International Equity Fund was renamed the Touchstone International Equity Fund. AXA Rosenberg remained the sub-advisor after the change.

                      Best Quarter       Worst Quarter
                         23.27%             (21.21)%
                       (12/31/99)          (9/30/02)


36    Prospectus

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the MSCI All Country World ex-U.S. Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

-----------------------------------------------------------------------------------------------------------------
                                                                     1 Year           5 Years       10 Years(1)
-----------------------------------------------------------------------------------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                       15.31%           1.65%           3.65%
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions                        15.30%           1.56%            n/a
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-after taxes on distributions and sale of shares     10.46%           1.46%            n/a
-----------------------------------------------------------------------------------------------------------------
  Class A Shares-MSCI All Country World ex-U.S. Index(2)             17.11%           6.66%           6.70%
-----------------------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                        x.xx%           x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------
  Class C Shares-MSCI All Country World ex-U.S. Index(2)              x.xx%           x.xx%           x.xx%
-----------------------------------------------------------------------------------------------------------------

(1) Ten-Year return before taxes includes performance of the International Equity Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The MSCI All Country World ex-U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.

AXA Rosenberg became the sole sub-advisor to the Fund as of the date of this prospectus. The performance information shown above reflects performance for the Fund as managed by its prior sub-advisors.

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         Class A         Class C
Redemption Fee (as a percentage of amount redeemed, if applicable)       2.00%(1)        2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class A         Class C
Investment Advisory Fees                                                  .95%            .95%
Distribution and/or Shareholder Services Fees                             .25%           1.00%
Other Expenses                                                             xx              xx

                                                                        -------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       xx              xx
Less Fee Waivers and Expense Reimbursements                               (xx)            (xx)

                                                                        -------------------------
NET TOTAL OPERATING EXPENSES                                               xx              xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through March 1, 2008. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


37    Prospectus

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE INTERNATIONAL EQUITY FUND    1 Year     3 Years   5 Years    10 Years
Class A Shares                           $XXX       $XXX      $XXX      $XXXX
Class C Shares                           $XXX       $XXX      $XXX      $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


38    Prospectus

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Long-term capital growth
Investment Focus-Common stocks of small capitalization companies
--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisors, Turner Investment Partners, Inc. ("TIP") and Diamond Hill Capital Management, Inc. ("Diamond Hill") believe have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2005, the Russell 2000 Value Index included companies with capitalizations between $38 million and $3.5 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Diamond Hill's investment process is designed to identify well managed companies whose market prices are at a discount to the intrinsic value of the business. Diamond Hill employs a two part process to select securities. It performs fundamental research to find companies that it believes have solid growth prospects. Diamond Hill also uses a proprietary valuation model to build an intrinsic value for each company under consideration. As part of fundamental research, Diamond Hill may evaluate a company's corporate and financial history and strength of management. It may also analyze the company's relative pricing power, long term cash flow, return on equity and other financial metrics. Diamond Hill may sell a security if it fully appreciates to its estimate of intrinsic value, if it believes that the company's fundamentals are deteriorating or if it identifies a more attractive investment opportunity.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class Z Shares (formerly Class II Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2003            54.13%
2004            23.73%
2005             9.71%

(1) The performance information shown above is based on a calendar year. From its inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006 the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund. TIP and Diamond Hill remained the sub-advisors after the change.

              Best Quarter                Worst Quarter
                 18.97%                      (4.60)%
                (6/30/03)                   (3/31/03)


40    Prospectus

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005 to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                      Since Inception
                                                                     1 Year              (3/4/02)
-----------------------------------------------------------------------------------------------------
  Touchstone Small Cap Value Opportunities Fund - Class Z Shares
    Before taxes on distributions                                     9.71%                20.62%
    After taxes on distributions                                      9.39%                19.49%
    After taxes on distributions and sale of shares                   6.59%                17.50%
  Russell 2000 Value Index(1)                                         4.71%                12.58%

(1) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Diamond Hill was not a sub-advisor to the Fund during the calendar year ended December 31, 2005. The performance information shown above reflects performance for the Fund as managed by TIP through the dates shown.

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                       Class Z
Redemption Fee (as a percentage of amount redeemed, if applicable)     2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                       Class Z
Investment Advisory Fees                                                .95%
Distribution and/or Shareholder Services Fees                           .25%
Other Expenses                                                           xx

                                                                       -------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND      1 Year   3 Years   5 Years   10 Years
Class Z Shares                                       $XXX     $XXX      $XXX      $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND

THE FUND'S INVESTMENT GOAL

Investment Objective ...................   Total return through a combination
                                           of long-term capital growth and
                                           high current income

Investment Focus .......................   Common stocks of undervalued small
                                           capitalization companies and fixed
                                           income securities rated below
                                           investment grade

--------------------------------------------------------------------------------
ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Strategic Value and High Income Fund is a "fund of funds," which means that it invests substantially all of its assets in shares of other mutual funds (referred to as the "underlying funds"), rather than in individual securities. As a fund of funds, the Fund pursues its objective by investing substantially all of its assets in shares of two other Touchstone Funds - the Touchstone Small Cap Value Opportunities Fund (the "Small Cap Value Opportunities Fund") and the Touchstone Core Bond Fund (the "Core Bond Fund"). In addition, the Fund may invest in other underlying funds sponsored and offered by the Touchstone Funds family. As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets, in the Small Cap Value Opportunities Fund, on the one hand, and in the Core Bond Fund, on the other. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the fixed income market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the Core Bond Fund. The Fund will allocate more of its assets to the Small Cap Value Opportunities Fund when equity market's return potential appears to outweigh that of the fixed income market.

The Fund may invest some or all of the assets otherwise allocated to the Small Cap Value Opportunities Fund in shares of the Touchstone Core Value Fund if the Advisor believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund's exposure to small cap issuers. The Advisor also may allocate assets to the Touchstone Ultra Short Duration Fixed Income Fund (the "Ultra Short Duration Fund") in order to reduce the Fund's exposure to the higher yielding sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Ultra Short Duration Fund.

The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

PRINCIPAL STRATEGY OF THE SMALL CAP VALUE OPPORTUNITIES FUND

The Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisors, Turner Investment Partners, Inc. ("TIP") and Diamond Hill Capital Management, Inc. ("Diamond Hill") believe have the potential for growth and that appear to be trading below their perceived value. For purposes of the Small Cap Value Opportunities Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2005, the Russell 2000 Value Index included companies with capitalizations between $38 million and $3.5 billion.

The Small Cap Value Opportunities Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Diamond Hill's investment process is designed to identify well managed companies whose market prices are at a discount to the intrinsic value of the business. Diamond Hill employs a two part process to select securities. They perform fundamental research to find companies that they believe have solid growth prospects. Diamond Hill also uses a proprietary valuation model to build an intrinsic value for each company under consideration. As part of fundamental research, Diamond Hill may evaluate a company's corporate and financial history and strength of management. They may also analyze the company's relative pricing power, long term cash flow, return on equity and other financial metrics. Diamond Hill may sell a security if it fully appreciates to their estimate of intrinsic value, if they believe that the company's fundamentals are deteriorating or if they identify a more attractive investment opportunity.

PRINCIPAL STRATEGY OF THE CORE BOND FUND

The Fund invests primarily, under normal circumstances, in bonds (at least 80% of assets). Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund expects to have an average effective maturity of between 5 and 15 years. The Fund invests at least 65% of its total assets in investment-grade debt securities, but may invest up to 35% of its total assets in non-investment grade debt securities rated as low as B. The Fund may also invest in U.S. dollar denominated foreign debt securities.

In deciding what securities to buy and sell for the Fund, the Sub-Advisor analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. The Sub-Advisor follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.

THE KEY RISKS

The risks of investing in the Fund are directly related to the risks associated with investing in the underlying funds. Each underlying fund has its own investment objective and strategies for reaching that objective. The value of the underlying funds' shares is based on the market prices of the securities they hold, and these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying funds own and the markets in which they trade.

While the Fund's investment strategy is based upon the principle that small cap value equity stocks and fixed income securities will react differently to economic and market conditions, the Fund is subject to the risk that both the fixed income and small cap equity sectors of the market may underperform other sectors of the market or the market as a whole. In addition, even if the fixed income or small cap equity sector outperforms other sectors of the market over certain periods, it is possible that the Fund's assets will not have been allocated towards this outperforming sector during this time.

PRINCIPAL RISKS OF THE SMALL CAP VALUE OPPORTUNITIES FUND

Since it purchases common stocks, the Small Cap Value Opportunities Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap company stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.


43    Prospectus

PRINCIPAL RISKS OF THE CORE BOND FUND

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o If interest rates go up, causing the value of any debt securities held by the Fund to decline

      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

      o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

      o If the issuer of a security is unable to make timely payments of principal or interest when due

      o Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

      o Because foreign securities may have unique risks and may lose more value than U.S. securities

            o If the analysis used by the Sub-Advisor to select securities does not identify attractive investments

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association ("GNMA") securities and Overseas Private Investment Corporation ("OPIC") securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Government Loan Mortgage Corporation ("FGLMC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and Tennessee Valley Authority ("TVA").

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


44    Prospectus

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class Y Shares (formerly Class I Shares) from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2003            37.36%
2004            13.06%
2005             5.32%

(1) The performance information shown above is based on a calendar year. From its inception on October 31, 2002 until May 7, 2004, the Fund operated as the Turner Strategic Value and High Income Fund, a portfolio of the Turner Funds and was advised by Turner Investment Partners, Inc. On May 7, 2004, the Turner Strategic Value and High Income Fund was reorganized into the Constellation Strategic Value and High Income Fund. On November 20, 2006 the Constellation Strategic Value and High Income Fund was renamed the Touchstone Strategic Value and High Income Fund.

                     Best Quarter       Worst Quarter
                        13.32%             (2.72)%
                       (6/30/03)          (3/31/05)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005 to those of the S&P 500 Index and to the blended return of the Russell 2000 Value and Merrill Lynch High Yield, Cash Pay Indices. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

----------------------------------------------------------------------------------------------------
                                                                     1 Year              Since
                                                                                       Inception
                                                                                      (10-31-02)
----------------------------------------------------------------------------------------------------
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND
----------------------------------------------------------------------------------------------------
  Class Y Shares-before taxes on distributions                           5.32%          18.33%
----------------------------------------------------------------------------------------------------
  Class Y Shares-after taxes on distributions                            4.37%          15.87%
----------------------------------------------------------------------------------------------------
  Class Y Shares-after taxes on distributions and sale of shares         3.52%          14.44%
----------------------------------------------------------------------------------------------------
  Class Y S & P 500 Index(1)                                             4.91%          13.45%
----------------------------------------------------------------------------------------------------
  Class Y 50/50 Blend of Russell 2000 Value/Merrill Lynch High
    Yield, Cash Pay Indices(2)                                           3.89%          19.25%
----------------------------------------------------------------------------------------------------
  Class A Shares-before taxes on distributions                           x.xx%           x.xx%
----------------------------------------------------------------------------------------------------
  Class A S & P 500 Index(1)                                             x.xx%           x.xx%
----------------------------------------------------------------------------------------------------
  Class A 50/50 Blend of Russell 2000 Value/Merrill Lynch High
    Yield, Cash Pay Indices(2)                                           x.xx%           x.xx%
----------------------------------------------------------------------------------------------------
  Class C Shares-before taxes on distributions                           x.xx%           x.xx%
----------------------------------------------------------------------------------------------------
  Class C Shares S & P 500 Index(1)                                      x.xx%           x.xx%
----------------------------------------------------------------------------------------------------
  Class C 50/50 Blend of Russell 2000 Value/Merrill Lynch High
    Yield, Cash Pay Indices(2)                                           x.xx%           x.xx%
----------------------------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index is a fully invested index, which includes reinvestment of income.


45    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         Class A        Class C          Class Y
Redemption Fee (as a percentage of amount redeemed, if applicable)       2.00%(1)       2.00%(1)          none

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class A        Class C          Class Y
Investment Advisory Fees                                                  .10%            .10%             .10%
Distribution and/or Shareholder Services Fees                             .25%           1.00%            none
Other Expenses                                                             xx              xx               xx

                                                                       ------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       xx              xx               xx
Less Fee Waivers and Expense Reimbursements                               (xx)            (xx)             (xx)

                                                                       ------------------------------------------
NET TOTAL OPERATING EXPENSES                                               XX              XX               XX

ESTIMATED INDIRECT EXPENSES OF UNDERLYING FUNDS                            XX              XX               XX

                                                                       ------------------------------------------
TOTAL ANNUAL FUND OPERATING AND INDIRECT EXPENSES                          XX              XX               XX

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" for the Class A and Class C and Y Shares from exceeding 0.40%, 0.40% and 15%, respectively, through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

(3) Because the Fund invests in other mutual funds, your investment in the Fund is also indirectly subject to the operating expenses of the underlying funds. Underlying fund expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver arrangements, if any) as well as any changes in the actual allocation of the Fund's assets, and may be higher or lower than those shown above.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, that Fund operating expenses are as stated under "Total Annual Fund Operating and Indirect Expenses" (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND
Class A shares                                          $XX       $XXX       $XXX        $XXXX
Class C shares                                          $XX       $XXX       $XXX        $XXXX
Class Z shares                                          $XX       $XXX       $XXX        $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


46    Prospectus

TOUCHSTONE TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT GOAL

Investment Objective ..................   Current income exempt from federal
                                          income taxes and capital appreciation,
                                          consistent with prudent investment
                                          risk and liquidity

Investment Focus ......................   Securities issued by states and
                                          municipalities

--------------------------------------------------------------------------------

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Tax-Exempt Bond Fund invests in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. This is a fundamental investment policy that can only be changed with the approval of shareholders. The Fund will not invest more than 20% of its total assets in securities that pay interest subject to the alternative minimum tax. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.

The Fund's sub-advisor, Pitcairn Investment Management ("Pitcairn"), selects securities for the Fund in order to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. The Fund invests only in municipal securities that are investment grade. Investment grade municipal securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or that Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security, and will not invest more than 25% of its total assets in securities of issuers located in any single state, territory or possession.

THE KEY RISKS

The Fund is designed for long-term taxable investors and is expected to provide current tax-exempt income. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is even greater than higher-rated securities. Also, longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money. There may be economic or political changes that impact the ability of tax-exempt issuers to make principal interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.

While the Fund invests its assets so at least 80% of the income it distributes will be exempt from federal income tax, the Fund may distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

This Fund should only be purchased by investors seeking current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity, who can withstand share price volatility.


47    Prospectus

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class A Shares (formerly Class II Shares) from year to year for the past ten years.(1)

                                  [BAR CHART]

1996            4.40%
1997            8.20%
1998            5.69%
1999            (2.68)%
2000            10.88%
2001            4.34%
2002            9.29%
2003            5.26%
2004            3.31%
2005            2.48%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 31, 1988 until August 11, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance returns prior to August 11, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Tax-Exempt Bond Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Tax-Exempt Bond Fund was reorganized into the Constellation Pitcairn Tax-Exempt Bond Fund. On November 20, 2006 the Constellation Pitcairn Tax-Exempt Bond Fund was renamed the Touchstone Tax-Exempt Bond Fund. Pitcairn remained the sub-advisor after the change.

                   Best Quarter              Worst Quarter
                       4.86%                    (2.34)%
                     (9/30/02)                 (6/30/04)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman Municipal Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                      1 Year           5 Years        10 Years(1)
-----------------------------------------------------------------------------------------------------------------
     Touchstone Tax-Exempt Bond Fund -
     Class A Shares
     Before taxes on distributions                                       2.48%           4.91%          5.05%
    After taxes on distributions                                         2.28%           4.82%            N/A
    After taxes on distributions and sale of shares                      3.22%           4.80%            N/A
  Lehman Municipal Bond Index(2)                                         3.51%           5.59%          5.72%

(1) Ten-Year return before taxes includes performance of the Tax-Exempt Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The Lehman Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year.


48    Prospectus

THE FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                         Class A
Redemption Fee (as a percentage of amount redeemed, if applicable)       2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                         Class A
Investment Advisory Fees                                                  .30%
Distribution and/or Shareholder Services Fees                             .25%
Other Expenses                                                             xx

                                                                       ---------
TOTAL ANNUAL FUND OPERATING EXPENSES                                       xx
Less Fee Waivers and Expense Reimbursements                               (xx)

                                                                       ---------
NET TOTAL OPERATING EXPENSES                                               xx

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through March 1, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                     1 Year     3 Years     5 Years     10 Years
Touchstone Tax-Exempt Bond Fund
Class A shares                        $XX        $XXX         $XXX       $XXXX

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


49    Prospectus

73

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

THE FUND'S INVESTMENT GOAL

INVESTMENT OBJECTIVE-Maximum total return consistent with the preservation of capital
INVESTMENT FOCUS-Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Ultra Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-advisor, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills.

THE KEY RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z Shares (formerly Class I Shares) from year to year for the past ten years.

                                  [BAR CHART]

1996            6.41%
1997            6.30%
1998            5.84%
1999            5.41%
2000            6.99%
2001            5.81%
2002            2.67%
2003            1.35%
2004            1.74%
2005            2.93%

(1) The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund. Chartwell remained the sub-advisor after the change.

                Best Quarter          Worst Quarter
                    2.02%                 (0.23)%
                  (3/31/01)               (6/30/03)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                         1 Year       5 Years     10 Years
----------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration                            2.93%        2.89%       4.53%
     Fixed Income Fund - Class Z Shares
     Before taxes on distributions
     After taxes on distributions                          1.72%        1.79%       2.76%
     After taxes on distributions and sale of shares       1.89%        1.81%       2.76%
Merrill Lynch Three-Month
     U.S. Treasury Bill Index(1)                           3.07%        2.34%       3.85%

(1) The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)   CLASS Z SHARES
                                                                         None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                     CLASS Z SHARES
Investment Advisory Fees                                                 0.25%
Distribution and/or Shareholder Services Fees                            none
Other Expenses                                                            xx

                                                                     --------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                                     XX

(1)   A $10 fee is imposed for wire transfers of redemption proceeds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
Touchstone Ultra Short Duration Fixed Income Fund
  Class Z  Shares                                      xx         xx           xxx          xxxx

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TOUCHSTONE SHORT DURATION FIXED INCOME FUND

THE FUND'S INVESTMENT GOAL

INVESTMENT OBJECTIVE-Maximum total return consistent with the preservation of capital
INVESTMENT FOCUS-Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-advisor, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury bills.

THE KEY RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z Shares (formerly Class I Shares) from year to year for the past ten years.

                                  [BAR CHART]

1996            5.26%
1997            6.92%
1998            6.93%
1999            2.75%
2000            8.25%
2001            6.74%
2002            5.18%
2003            1.69%
2004            2.13%
2005            1.83%

(1) The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Short Duration Fixed Income Fund was renamed the Touchstone Short Duration Fixed Income Fund. Chartwell remained the sub-advisor after the change.

                    BEST QUARTER        WORST QUARTER
                       3.05%               (0.75%)
                     (9/30/98)            (6/30/04)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                        1 Year       5 Years    10 Years
-----------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund
  Class Z Shares
  Before taxes on distributions                          1.83%        3.50%        4.74%
  After taxes on distributions                           0.41%        2.09%        2.79%
  After taxes on distributions and sale of shares        1/19%        2.14%        2.83%
Lehman Brothers 1-3 Year
  U.S. Government Bond Index(1)                          1.72%        3.83%        4.89%

(1) The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely-recognized index of U.S. government obligations with maturities of at least one year.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)       CLASS Z SHARES
                                                                             None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                         CLASS Z SHARES
Investment Advisory Fees                                                     0.25%
Distribution and/or Shareholder Services Fees                                none
Other Expenses                                                                 xx

                                                                         ----------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                           XX%

(1)   A $10 fee is imposed for wire transfers of redemption proceeds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                  1 YEAR        3 YEARS        5 YEARS      10 YEARS
Touchstone Short Duration Fixed Income Fund
Class Z Shares                                                      xx            xxx           xxx            xxx

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


Prospectus                                                                    55

TOUCHSTONE CLOVER CORE FIXED INCOME FUND

THE FUND'S INVESTMENT GOAL

Investment Objective-Seeks high current income consistent with reasonable risk to capital
Investment Focus-Fixed income obligations of U.S. issuers

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Clover Core Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Investment grade fixed income securities included securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Clover Capital Management, Inc. ("Clover Capital"), to be of comparable quality.

In selecting investments for the Fund, Clover Capital chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. Clover Capital invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Fund invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

THE KEY RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's) securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1 % change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not


56    Prospectus
gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)

                                  [BAR CHART]

1996            4.40%
1997            9.57%
1998            7.88%
1999           (1.94)%
2000           12.31%
2001            7.34%
2002           10.27%
2003            1.70%
2004            3.77%
2005            2.41%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund. On November 20, 2006 the Constellation Clover Core Fixed Income Fund was renamed the Touchstone Clover Core Fixed Income Fund. Clover Capital remained as the sub-advisor after the change.

                 Best Quarter           Worst Quarter
                     4.59%                 (2.53)%
                   (9/30/02)              (6/30/04)


57    Prospectus

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                          1 Year       5 Years    10 Years
------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income
   Fund -- Class I Shares
   Before taxes on distributions                          2.41%        5.05%        5.69%
   After taxes on distributions                           0.54%        3.15%        3.47%
   After taxes on distributions and sale of shares        1.96%        3.24%        3.53%
Lehman Brothers Aggregate Bond Index(1)                   2.43%        5.87%        6.16%

(1) The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                       Class I Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)        2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                       Class I Shares
Investment  Advisory  Fees                                                0.45%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                            0.41%

TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.86%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.


Prospectus                                                                    58

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                            1 Year    3 Years    5 Years    10 Years
Touchstone Clover Core Fixed Income Fund
Class I  Shares                               $88       $274      $477       $1,061

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


Prospectus                                                                    59

TOUCHSTONE PITCAIRN SELECT VALUE FUND

Investment Objective-Long-term capital appreciation
Investment Focus-Common stocks of U.S. companies

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Pitcairn Select Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 25 and 40 stocks, which is a smaller number of stocks than diversified funds own.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.


60    Prospectus

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

                                  [BAR CHART]

2001           (2.19)%
2002          (22.18)%
2003           30.23%
2004           11.95%
2005            1.46%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Select Value Fund was reorganized into the Constellation Pitcairn Select Value Fund. On November 20, 2006 the Constellation Pitcairn Select Value Fund was renamed the Touchstone Pitcairn Select Value Fund. Pitcairn remained as the sub-advisor after the change.

                   Best Quarter               Worst Quarter
                      17.46%                    (21.2 1)%
                    (6/30/03)                   (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                       Since
                                                                                     Inception
                                                           1 Year        5 Years     (8/11/00)
----------------------------------------------------------------------------------------------
Touchstone Pitcairn Select Value Fund -
  Class II Shares
  Before taxes on distributions                             1.46%         2.40%        4.29%
  After taxes on distributions                             (0.57)%        1.71%        3.61%
  After taxes on distributions and sale of shares           2.64%         1.87%        3.49%
Russell 1000 Value Index(1)                                 7.05%         5.28%        5.91%

(1) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


60    Prospectus

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)    CLASS II SHARES
                                                                         2.00(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                      CLASS II SHARES
Investment Advisory Fees                                                 0.69%
Distribution and/or Shareholder Services Fees                            None
Other Expenses                                                           0.55%(2)

                                                                      ----------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.24%
Less Fee Waivers and Expense Reimbursements                              (.10)%

                                                                      ----------------
NET TOTAL OPERATING EXPENSES                                             1.14%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.45% through March 1, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                      1 Year     3 Years    5 Years     10 Years

Touchstone Pitcairn Select Value Fund
  Class II Shares                       $116       $378       $666       $1,487

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


Prospectus                                                                    62

TOUCHSTONE PITCAIRN TAXABLE BOND FUND

Investment Objective ........    Income and capital appreciation consistent with
                                 prudent investment risk and liquidity.

Investment Focus.............    Fixed income securities

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Pitcairn Taxable Bond Fund invests in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and U.S. and foreign corporations. Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed income securities of all types. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. The Fund's sub-advisor, Pitcairn Investment Management ("Pitcairn") also considers the "effective duration" of the Fund's entire portfolio when selecting securities. The Fund will typically invest its assets in the securities of a smaller number of issuers than other, more diversified funds.

Pitcairn selects securities for the Fund in order to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities the Fund owns may also have the potential for moderate price appreciation. U.S. Government Securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or which Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.

THE KEY RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

The Fund's U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.



63    Prospectus

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.

The Fund is subject to the risk that its particular market segment (investment-grade fixed income securities) may underperform compared to other market segments or to the fixed income markets as a whole.

This Fund should only be purchased by investors seeking income and capital appreciation consistent with prudent investment risk and liquidity who can withstand share price volatility.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

                                  [BAR CHART]

1996            2.06%
1997            9.49%
1998            8.90%
1999           (2.98)%
2000           12.53%
2001            8.02%
2002            7.51%
2003            5.45%
2004            3.56%
2005            1.01%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 31, 1988 until August 4, 2000, the Fund was operated as a collective trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Taxable Bond Fund, advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Taxable Bond Fund was reorganized into the Constellation Pitcairn Taxable Bond Fund. On November 20, 2006 the Constellation Pitcairn Taxable Bond Fund was renamed the Touchstone Pitcairn Taxable Bond Fund. Pitcairn remained as the sub-advisor after the change.

                     Best Quarter          Worst Quarter
                         4.83%                (3.04)%
                      (12/31/00)             (6/30/04)


64    Prospectus

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman U.S. Government Credit Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                           1 Year       5 Years      10 Years(1)
------------------------------------------------------------------------------------------------
   Touchstone Pitcairn Taxable Bond Fund -
   Class II Shares
   Before taxes on distributions                            1.01%         5.08%        5.46%
  After taxes on distributions                             (0.44)%        3.19%        N/A
  After taxes on distributions and sale of shares           0.65%         3.20%        N/A
Lehman U.S. Government Credit Index(2)                      2.37%         6.11%        6.17%

(1) Ten-Year return before taxes includes performance of the Pitcairn Taxable Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2) The Lehman U.S. Government Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)                       Class II Shares
                                                                                             2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                                         Class II Shares
Investment Advisory Fees                                                                      0.39%
Distribution and/or Shareholder Services Fees                                                 None
Other Expenses                                                                                0.57%(,2)
                                                                                        -----------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                          0.96%
Less Fee Waivers and Expense Reimbursements                                                  (0.07)%
                                                                                        -----------------
NET TOTAL OPERATING EXPENSES                                                                  0.89%

(1) Applies only to redemptions within 90 days of purchase. At this time, purchases of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through March 1, 2008. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                            1 Year   3 Years   5 Years  10 Years
Touchstone Pitcairn Taxable Bond Fund -
Class II Shares                               $92      $294      $521    $1,176

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


Prospectus                                                                    66

INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

Each Funds' investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' objectives. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment objective.

TAX MANAGEMENT (NON-PRINCIPAL INVESTMENT STRATEGY) -DIVERSIFIED VALUE, DIVERSIFIED GROWTH, SMALL CAP AND FAMILY HERITAGE(1) FUNDS

Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which a sub-advisor may seek to achieve the Fund's objective. Pitcairn, as sub-advisor, may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment objective) when selling portfolio securities: (a) selecting the highest cost tax lots or those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains; and (b) selling securities to realize capital losses that can be offset against realized capital gains. While a Fund may attempt to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, each Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

MORE INFORMATION ABOUT RISK

The Funds are subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of their shares.

PRINCIPAL RISKS
EQUITY RISK - THE EQUITY FUNDS

Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


67    Prospectus

      CALL RISK During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

      CREDIT RISK An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

      EVENT RISK Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

TAX-EXEMPT ISSUER RISK - TAX-EXEMPT BOND FUND

There may be economic or political changes that affect the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE-BACKED SECURITIES - THE FIXED INCOME FUNDS

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS

Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK - ALL FUNDS

The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

FOREIGN INVESTING RISK - INTERNATIONAL EQUITY FUND

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.


68    Prospectus

CURRENCY RISK - INTERNATIONAL EQUITY FUND

A Fund that invests directly in foreign currencies or in securities that trade and receive revenues in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar. (In the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged.) Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

CHANGE IN MARKET CAPITALIZATION -DIVERSIFIED SMALL CAP VALUE, LARGE CAP QUALITY STOCK, SMALL CAP, MID CAP, AND SMALL CAP VALUE OPPORTUNITIES FUNDS

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments.

PORTFOLIO TURNOVER

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

      Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% for the fiscal year ended September 30, 2005:

            Touchstone Small Cap Fund                             100%
            Touchstone Mid Cap Fund                               120%*
            Touchstone Healthcare & Biotechnology Fund            169%
            Touchstone Small Cap Value Opportunities Fund         193%
            Touchstone Strategic Value and High Income Fund       130%

      * Reflects the portfolio turnover rate from January 1, 2005 through September 30, 2005.

      NON-PRINCIPAL RISKS

      USE OF DERIVATIVE CONTRACTS - ALL FUNDS

      Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o     To enhance a Fund's potential gain in non-hedging situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.


69    Prospectus

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

INVESTMENTS IN EXCHANGE-TRADED FUNDS -- ALL FUNDS

The Funds may invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and similar expenses of the ETFs. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES - ALL FUNDS

The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement").

INVESTMENT ADVISOR

Touchstone Advisors, Inc. ("Touchstone"), a registered investment advisor, located at 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as Advisor to all Funds. Touchstone has been a registered investment advisor since 1994. As of December 31, 2005, Touchstone had approximately $4.0 billion in assets under management. As the Funds' Advisor, Touchstone continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.

Touchstone is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone considers various factors in evaluating a sub-advisor, including:

o   Level of knowledge and skill         o   Level of compliance with investment
                                             rules and strategies

o   Performance as compared to its       o   Employees facilities and financial
    peers or benchmark                       strength

o   Consistency of performance over 5    o   Quality of service
    years or more

Touchstone will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the sub-advisor. Touchstone discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits Touchstone, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.


70    Prospectus

For its services, Touchstone is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone pays sub-advisory fees to each sub-advisor from its advisory fee.

--------------------------------------------------------------------------------
                                   NAME OF FUND               ANNUAL FEE RATE
--------------------------------------------------------------------------------
 Touchstone Mid Cap Fund                                           0.80%
--------------------------------------------------------------------------------
 Touchstone Healthcare & Biotechnology Fund                        1.00%
--------------------------------------------------------------------------------
 Touchstone Value Opportunities Fund                               0.74%
--------------------------------------------------------------------------------
 Touchstone Diversified Small Cap Value Fund                       0.85%
--------------------------------------------------------------------------------
 Touchstone Large Cap Quality Stock Fund                           0.75%
--------------------------------------------------------------------------------
 Touchstone Diversified Value Fund                                 0.70%
--------------------------------------------------------------------------------
 Touchstone Diversified Growth Fund                                0.70%
--------------------------------------------------------------------------------
 Touchstone Small Cap Fund                                         0.70%
--------------------------------------------------------------------------------
 Touchstone Family Heritage(R) Fund                                0.90%
--------------------------------------------------------------------------------
 Touchstone International Equity Fund                              0.95%
--------------------------------------------------------------------------------
 Touchstone Small Cap Value Opportunities Fund                     0.95%
--------------------------------------------------------------------------------
 Touchstone Strategic Value & High Income Fund                     0.10%
--------------------------------------------------------------------------------
 Touchstone Tax-Exempt Bond Fund                                   0.30%
--------------------------------------------------------------------------------
 Touchstone Ultra Short Duration Fixed Income Fund                 0.25%
--------------------------------------------------------------------------------
 Touchstone Short Duration Fixed Income Fund                       0.25%
--------------------------------------------------------------------------------
 Touchstone Clover Core Fixed Income Fund                          0.45%
--------------------------------------------------------------------------------
 Touchstone Pitcairn Select Value Fund                             0.70%
--------------------------------------------------------------------------------
 Touchstone Pitcairn Taxable Bond Fund                             0.40%
--------------------------------------------------------------------------------

The Touchstone Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more.

Touchstone and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Touchstone Sands Capital Select Growth Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains additional information about performance-based adjustments.

INVESTMENT SUB-ADVISORS

Clover Capital Management, Inc., ("Clover Capital") an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as Sub-Advisor to the Touchstone Clover Small Cap Value, Touchstone Clover Core Value, and Touchstone Clover Core Fixed Income Funds (the "Touchstone Clover Funds"). From May 1, 2001 to May 7, 2004, Clover Capital served as the sub-advisor to the Turner Small Cap Value, Core Value, and Core Fixed Income Funds. Prior to May 1, 2001, Clover Capital served as these Funds' investment advisor. As Sub-Advisor, Clover Capital makes investment decisions for the Touchstone Clover Funds and also ensures compliance with the Touchstone Clover Funds' investment policies and guidelines. As of December 31, 2005, Clover Capital had approximately $2.5 billion in assets under management. For its services as investment Sub-Advisor to the Touchstone Clover Funds, Clover Capital is entitled to receive base investment sub-advisory fees from Touchstone at an annualized rate, based on the average daily net assets of each Fund, as follows:

Touchstone Value Opportunities Fund                                      0.370%
Touchstone Diversified Small Cap Value Fund                              0.450%
Touchstone Clover Core Fixed Income Fund                                 0.225%


71    Prospectus

Chartwell Investment Partners ("Chartwell"), an SEC-registered advisor located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as Sub-Advisor to the Touchsone Ultra Short Duration Fixed Income and Touchstone Short Duration Fixed Income Funds. As Sub-Advisoer, Chartwell makes investment decisions for these two Funds and also ensures compliance with the Touchstone Funds' investment policies and guidelines. As of December 31, 2005, Chartwell had approximately $5.1 billion in assets under management. For its services as investment Sub-Advisor to theTouchstone Ultra Short Duration Fixed Income Fund and the Touchstone Short Duration Fixed Income Fund, Chartwell is entitled to receive base investment sub-advisory fees from Touchstone at an annualized rate, based on the average daily net assets of each Fund, as follows:

Touchstone Ultra Short Duration Fixed Income Fund                        0.125%
Touchstone Short Duration Fixed Income Fund                              0.125%

Similar to the advisory fee paid to Touchstone Advisors, the sub-advisory fee paid to Chartwell can increase or decrease depending on a Chartwell sub-advised Fund's performance relative to its benchmark. The Fund's SAI contains a description of these performance-based adjustments.

Pitcairn Investment Management ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment advisor and serves as Sub-Advisor to the Touchstone Diversified Value, Touchstone Diversified Growth, Touchstone Small Cap, Touchstone Family Heritage(R), (the "Touchstone Pitcairn Funds"). As Sub-Advisor, Pitcairn makes investment decisions for the Touchstone Pitcairn Funds and also ensures compliance with the Touchstone Pitcairn Funds' investment policies and guidelines. As of December 31, 2005, Pitcairn had approximately $1.1 billion in assets under management. Touchstone Advisors has assumed an existing agreement between CIMCO and Pitcairn, under which CIMCO had agreed that it would not propose that the Board of Trustees terminate Pitcairn as sub-advisor to the current Pitcairn sub-advised Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. This agreement raises a potential conflict of interest for Touchstone Advisors as it might inhibit Touchstone Advisors from terminating Pitcairn in circumstances in which Touchstone Advisors would otherwise terminate Pitcairn absent the agreement. Touchstone Advisors will, however, terminate Pitcairn as sub-advisor to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Advisor to the Touchstone Diversified Value Fund, Pitcairn is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.55% on the value of the first $150 million, and 0.40% on the value of assets above that amount. For the Touchstone Diversified Growth Fund, Pitcairn is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.55% on the value of the first $102 million, and 0.40% on the value of assets above that amount. For the Touchstone Small Cap Fund, Pitcairn is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.55% on the value of the first $90 million, and 0.45% on the value of assets above that amount. For the Touchstone Family Heritage(R) Fund, Pitcairn is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.70% on the value of the first $127 million, and 0.45% on the value of assets above that amount.

Hilliard Lyons Asset Management ("HLAM"), an SEC-registered advisor located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202, serves as Sub-Advisor to the Touchstone Large Cap Quality Stock Fund. As Sub-Advisor, HLAM makes investment decisions for the Fund and also ensures compliance with its investment policies and guidelines. As of December 31, 2005, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4.7 billion. Touchstone Advisors has assumed an existing agreement between CIMCO and HLAM, under which CIMCO had agreed that it would not propose that the Board of Trustees terminate HLAM as Sub-Advisor to the HLAM Large Cap Quality Stock Fund prior to October 1, 2008, except under certain limited circumstances. This agreement raises a potential conflict of interest for Touchstone Advisors as it might inhibit Touchstone Advisors from terminating HLAM in circumstances in which Touchstone Advisors would otherwise terminate HLAM absent the agreement. Touchstone Advisors will, however, terminate HLAM as sub-advisor to the Fund under any and all circumstances where its fiduciary duty to shareholders necessitates such action. For its services as investment Sub-Advisor to the Touchstone HLAM Large Cap Quality Stock Fund, HLAM is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.35% on Allocated Assets.

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap and Touchstone Healthcare & Biotechnology Funds (the "Touchstone TIP Funds") and as one of two sub-advisors to the Touchstone Small Cap Value Opportunities Fund. Prior to May 7, 2004, TIP served as the investment advisor to the Turner Healthcare & Biotechnology Fund, while Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment advisor to the Turner Small Cap Value Opportunities Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and its allocated portion of the Touchstone Small Cap Value Opportunities Fund and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2005, TIP had approximately $18.3 billion in assets under management. For its services as investment Sub-Advisor, TIP is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate, based on the average daily net assets of the Touchstone Mid Cap Fund and Touchstone Healthcare & Biotechnology Fund, and on the average daily net assets of the Touchstone Small Cap Value Opportunities Fund allocated to its management, as follows:


72    Prospectus

Touchstone Mid Cap Fund                                                  0.45%
Touchstone Small Cap Value Opportunities Fund                            0.50%
Touchstone Healthcare & Biotechnology Fund                               0.50%

RELATED PERFORMANCE INFORMATION FOR SANDS CAPITAL MANAGEMENT

Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Capital Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to those of the Sands Capital Select Growth Fund. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.

The table below shows the returns for the Sands Capital Growth Equity Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2005. The returns of the Sands Capital Growth Equity Composite reflect deductions of account fees and expenses, (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.

This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Sands Capital Growth Equity Composite includes accounts managed by Sands Capital Management that pay lower expenses than those paid by shareholders of the Sands Capital Select Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005

                                 Sands Capital
                                 Growth Equity       Russell 1000
                                   Composite         Growth Index

1 Year                              10.53%              5.26%
3 Years                             21.96%             13.22%
5 Years                              2.15%             (3.58)%
10 Years                            14.02%              6.72%

AVERAGE ANNUAL RETURNS - 1992 TO 2005 AS OF DECEMBER 31, 2005

                                 Sands Capital
                                 Growth Equity       Russell 1000
                                   Composite         Growth Index
2005                                10.53%              5.26%
2004                                20.52%              6.30%
2003                                36.26%             29.75%
2002                               (27.24)%           (27.88)%
2001                               (15.79)%           (20.42)%
2000                               (18.38)%           (22.42)%
1999                                47.57%             33.16%
1998                                54.11%             38.71%
1997                                30.22%             30.49%
1996                                38.12%             23.12%
1995                                42.31%             37.19%
1994                                 3.21%              2.66%
1993                                (0.35)%             2.90%
1992                                 5.76%              5.00%


73    Prospectus

AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), located at 4 Orinda Way, Building E, Orinda, CA 94563, serves as Sub-Advisor to the Touchstone International Equity Fund. As Sub-Advisor, AXA Rosenberg makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2005, AXA Rosenberg had approximately $84.3 billion in assets under management.

Diamond Hill Capital Management, Inc. ("Diamond Hill"), an SEC-registered advisor located at 375 North Front Street, Columbus, OH 43215, serves as one of the two sub-advisors to the Touchstone Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As Sub-Advisor, Diamond Hill makes investment decisions for that portion of the Touchstone Small Cap Value Opportunities Fund's investment portfolio for which it is responsible. Diamond Hill also ensures compliance with the Touchstone Small Cap Value Opportunities Fund's investment policies and guidelines with respect to those assets for which it is responsible. As of December 31, 2005, Diamond Hill had approximately $1.5 billion in assets under management.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Other Expenses" from exceeding the levels set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. To the extent that the Pitcairn Small Cap or International Equity Funds earn revenues from securities lending activities during any given month, Touchstone Advisors' contractual fee waiver obligation with respect to the Fund may be reduced by an offsetting amount of such revenue, up to a maximum reduction of 0.01%. These fee waivers and expense reimbursements will remain in effect until March 1, 2008.

                                                           CONTRACTUAL LIMIT ON
      FUND                                                   "OTHER EXPENSES"
--------------------------------------------------------------------------------
 Touchstone Mid Cap Fund Class Y                                  0.10%
--------------------------------------------------------------------------------
 Touchstone Mid Cap Fund Class Z                                  0.35%
--------------------------------------------------------------------------------
 Touchstone Sands Capital Select Growth Fund Class Y              0.25%
--------------------------------------------------------------------------------
 Touchstone Sands Capital Select Growth Fund Class Z              0.40%
--------------------------------------------------------------------------------
 Touchstone Pitcairn Select Value Fund Class II                   0.45%
--------------------------------------------------------------------------------
 Touchstone Pitcairn Taxable Bond Fund Class II                   0.50%
--------------------------------------------------------------------------------
 Touchstone Large Cap Quality Stock Fund Class A                  0.50%
--------------------------------------------------------------------------------
 Touchstone Diversified Value Fund  Class A                       0.40%
--------------------------------------------------------------------------------
 Touchstone Diversified Value Fund Class C                        0.40%
--------------------------------------------------------------------------------
 Touchstone Diversified Growth Fund Class A                       0.40%
--------------------------------------------------------------------------------
 Touchstone Small Cap Fund Class A                                0.40%
--------------------------------------------------------------------------------
 Touchstone Small Cap Fund Class C                                0.40%
--------------------------------------------------------------------------------
 Touchstone Family Heritage(R) Fund Class A                       0.40%
--------------------------------------------------------------------------------
 Touchstone Family Heritage(R) Fund Class C                       0.40%
--------------------------------------------------------------------------------
 Touchstone International Equity Fund Class A                     0.50%
--------------------------------------------------------------------------------
 Touchstone International Equity Fund Class C                     0.50%
--------------------------------------------------------------------------------
 Touchstone Tax-Exempt Bond Fund                                  0.40%
--------------------------------------------------------------------------------
 Touchstone Strategic Value and High Income Fund Class A          0.40%
--------------------------------------------------------------------------------
 Touchstone Strategic Value and High Income Fund Class C          0.40%
--------------------------------------------------------------------------------
 Touchstone Strategic Value and High Income Fund Class Y          0.15%
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements appears in the Trust's March 31, 2006 Semiannual Report.


74    Prospectus

PORTFOLIO MANAGERS

The Touchstone Core Value Fund is managed by Michael Jones, Matthew Kaufler and Albert Yu. The Touchstone Diversified Small Cap Value Fund is managed by Michael Jones, Lawrence Creatura and Stephen Gutch. The Touchstone Large Cap Quality Stock Fund is managed by Andrew W. Means and Don A. Keeney. The Touchstone Diversified Value Fund is managed by Eric Feder and David Larrabee. The Touchstone Diversified Growth Fund is managed by Eric Feder and David Larrabee. The Touchstone Small Cap Fund is managed by Christopher Driver and Eric Feder. The Touchstone Family Heritage(1) Fund is managed by Eric Feder and David Larrabee. The Touchstone Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The Touchstone Mid Cap Fund is managed by Thomas DiBella, Kenneth Gainey and Steven Gold. The Touchstone Small Cap Value Opportunities Fund is managed by Thomas DiBella and Kenneth Gainey for Turner Investment Partners and Ric Dillon and Thomas Schindler for Diamond Hill. The Touchstone Healthcare & Biotechnology Fund is managed by Frank Sustersic and Heather McMeekin. The Touchstone International Equity Fund is managed by Dr. William Ricks. A committee of Touchstone employees manages the Touchstone Strategic Value and High Income Fund. The Touchstone Tax-Exempt Bond Fund is managed by John Raebiger, Jr. The Touchstone Ultra Short Duration Fixed Income Fund and Touchstone Short Duration Fixed Income Fund are managed by the team of Roger Early, Christine Williams and Craig Dembek. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

CLOVER CAPITAL MANAGEMENT, INC.

Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. He has 11 years of investment experience.

Stephen K. Gutch, CFA, Portfolio Manager, joined Clover Capital in 2003. Previously he was an analyst for Continental Advisors, LLC (July 2002 to August
2003) and portfolio manager with Fulcrum Investment Group, LLC (1997 to June
2002). He has 10 years of investment experience.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Chief Executive Officer. He has 26 years of investment experience.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. He has 20 years of investment experience.

Albert Yu, Portfolio Manager, joined Clover Capital in 2003. Previously, he was a research analyst with Fidelity Real Estate (May 2002 to August 2002) and a consultant with Alliance Consulting Group (February 2002 to May 2002). He received his MBA from the MIT Sloan School in May 2001. He has 7 years of investment experience.

HILLIARD LYONS ASSET MANAGEMENT

Don A. Keeney, CFA, joined Hilliard Lyons in 2004. From 2000-2004, he was an equity analyst with Mastrapasqua & Associates. He has over 10 years of investment experience.

Andrew W. Means, CFA, joined Hilliard Lyons in 1981. He has 24 years of investment experience.

PITCAIRN INVESTMENT MANAGEMENT

Christopher B. Driver, CFA, Vice President of Pitcairn and PTC, joined PTC in December 2000. Prior to joining PTC, he was a portfolio manager at PNC Advisors from 1999 to 2000. He has 15 years of investment experience.

Eric M. Feder, Vice President of Pitcairn and of PTC, joined PTC in 1994. He has 11 years of investment experience.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. He has 12 years of investment experience.


75    Prospectus

SANDS CAPITAL MANAGEMENT, LLC

David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2003. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has 16 years of investment experience.

Frank M. Sands, Jr., CFA, President, Director of Research and Senior Portfolio Manager, joined Sands Capital Management in June 2000. He has 12 years of investment experience.

Frank M. Sands, Sr., CFA, CEO, Chief Investment Officer and Senior Portfolio Manager, co-founded Sands Capital Management, in 1992. He has 37 years of investment experience.

TURNER INVESTMENT PARTNERS, INC.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 23 years of investment experience.

Kenneth W. Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management LLC. From July 1999 until March 2002, Mr. Gainey held various financial and portfolio management positions with Aeltus Investment Management and Aetna International, Inc./ Aetna Financial Services. He has 14 years of investment experience.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. He has 21 years of investment experience.

Heather F. McMeekin, Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has 11 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. He has 17 years of investment experience.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Dr. William Ricks, Chief Executive Officer and Chief Investment Officer, joined AXA Rosenberg in 1989. He has 17 years of investment experience.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

Ric Dillon, CFA, President and Chief Investment Officer, joined Diamond Hill in 2000. He has 28 years of investment experience.

Thomas Schindler, CFA, Portfolio Manager & Analyst, joined Diamond Hill in 2000. He has 9 years of investment experience.


76    Prospectus
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CHOOSING A CLASS OF SHARES

The Value Opportunities Fund and the Diversified Small Cap Value Fund offer Class A shares, Class C shares and Class Z shares (Class Z shares are closed to new investors).

The Strategic Value and High Income Fund offers Class A shares, Class C shares and Class Y shares.

The Diversified Value Fund, Small Cap Fund, Family Heritage Fund, Health Care and Biotechnology Fund, International Equity Fund offer Class A shares and Class C shares.

The Diversified Growth Fund and the Tax-Exempt Bond Fund offer Class A shares.

The Sands Capital Select Growth Fund and the Mid Cap Fund offer Class Y and Class Z shares (Class Z shares are closed to new direct investors).

The Small Cap Value Opportunities Fund, the Ultra Short Duration Fixed Income Fund and the Short Duration Fixed Income Fund offer Class Z shares (Class Z shares are closed to new direct investors).

The Large Cap Quality Stock Fund, the Pitcairn Select Value Fund and the Pitcairn Taxable Bond Fund offer Class II shares (Class II shares are closed to new direct investors).

The Clover Core Fixed Income Fund offers Class I shares (Class I shares are closed to new direct investors).

Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES
--------------------------------------------------------------------------------

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

CLASS A SALES CHARGE-EQUITY FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds.. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

--------------------------------------------------------------------------------
                                    SALES CHARGE AS % OF   SALES CHARGE AS % OF
AMOUNT OF YOUR INVESTMENT             OFFERING PRICE       NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Under $50,000                              5.75%                 6.10%
$50,000 but less than $100,000             4.50%                 4.71%
$100,000 but less than $250,000            3.50%                 3.63%
$250,000 but less than $500,000            2.95%                 3.04%
$500,000 but less than $1 million          2.25%                 2.30%
$1 million or more                         0.00%                 0.00%
--------------------------------------------------------------------------------


77    Prospectus
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CLASS A SALES CHARGE-BOND FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Bond Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

--------------------------------------------------------------------------------
                                    SALES CHARGE AS % OF   SALES CHARGE AS % OF
AMOUNT OF YOUR INVESTMENT             OFFERING PRICE       NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Under $50,000                              4.75%                 4.99%
$50,000 but less than $100,000             4.50%                 4.71%
$100,000 but less than $250,000            3.50%                 3.63%
$250,000 but less than $500,000            2.95%                 3.04%
$500,000 but less than $1 million          2.25%                 2.30%
$1 million or more                         0.00%                 0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:


78    Prospectus

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.


79    Prospectus

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Fund Information" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES
--------------------------------------------------------------------------------

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

CLASS Y SHARES
--------------

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.

      o The minimum amount for initial investments in Class Y shares of the Fund is $250,000. There is no minimum amount for additional investments.

      o You may invest in Class Y shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

      o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

      o Your financial institution will act as the shareholder of record of your Class Y shares.

      o Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)


80    Prospectus

      o Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. EST, are processed at that day's net asset value ("NAV"). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

      o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

      o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

      o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

      o Your financial institutions may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

      o For more information about how to purchase shares, call Touchstone at 1.800.543.0407 or call your financial institution.

CLASS Z SHARES
--------------

Class Z shares are sold at NAV, without an initial sales charge and may be subject to a shareholder services fee. Class Z shares are closed to new direct investors

CLASS I AND CLASS II SHARES
---------------------------

Class I and Class II shares have different expenses and other characteristics. Class I shares have lower annual expenses while Class II shares have higher annual expenses. Both Class I and Class II shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. The performance of Class I and Class II shares will differ due to differences in expenses. Class I and Class II shares are closed to new direct investors.


81    Prospectus
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DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

12b-1 DISTRIBUTION PLANS. Each Fund offering Class A, Class C and Class Z shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A and Class Z plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A and Class Z shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.


82    Prospectus
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INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES
--------------------------------------------------------------------------------

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

      ! INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

                                                   Initial         Additional
Minimum Investment Requirements                  Investment        Investment
REGULAR ACCOUNT
---------------
Class A, Class C, Class Z                         $2,500              $50

Class Y                                          $250,000          no minimum

--------------------------------------------------------------------------------
RETIREMENT ACCOUNT OR CUSTODIAL ACCOUNT UNDER
A UNIFORM GIFTS/TRANSFERS TO MINORS ACT ("UGTMA")

Class A, Class C, Class Z                          $1,000             $50

Class Y                                          not available     not available

INVESTMENTS THROUGH THE AUTOMATIC INVESTMENT PLAN

Class A, Class C, Class Z, Class I, Class II         $100             $50

Class Y                                          not available     not available

o INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.


83    Prospectus
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OPENING AN ACCOUNT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. eastern standard time ("EST") on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

      o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund.

      o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund.

      o Class Z shares may be exchanged into any other existing Touchstone Class Z Fund at NAV or any Touchstone Class A Fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund.

      o Class I and Class II shares may be exchanged into any Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund.

      o     Class Y shares cannot be exchanged.

      o     You do not have to pay any exchange fee for your exchange.

      o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.


84    Prospectus

      o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

      INDIVIDUAL RETIREMENT PLANS

      o     Traditional Individual Retirement Accounts ("IRAs")

      o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

      o     Spousal IRAs

      o     Roth Individual Retirement Accounts ("Roth IRAs")

      o     Coverdell Education Savings Accounts ("Education IRAs")

      o     Simplified Employee Pension Plans ("SEP IRAs")

      o     403(b)(7) Custodial Accounts

      EMPLOYER SPONSORED RETIREMENT PLANS

      o     Defined benefit plans

      o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

      o     457 plans

ooo SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

      o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

85    Prospectus

      o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

      o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES
--------------------------------------------------------------------------------

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. EST, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or its authorized agent, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. EST, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's authorized agent to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT
--------------------------------------------------------------------------------

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

            o Contact Touchstone or your financial advisor for further instructions.

            o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

            o     Banks may charge a fee for handling wire transfers.

            o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. EST, on a day when the NYSE is open for regular trading.

BY EXCHANGE

            o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

            o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.


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PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES
--------------------------------------------------------------------------------

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or its authorized agent, in proper form by the close of regular trading on the NYSE (normally 4:00 p.m.
EST), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

      o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

      o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. EST, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

      o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

      o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:


87    Prospectus

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digital recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o     You may be charged a fee by Touchstone's custodian and by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

      o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

      o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

      o Withdrawals can be made monthly, quarterly, semiannually or annually.

      o     There is no special fee for this service.

      o     There is no minimum amount required for retirement plans.

ooo SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.


88    Prospectus
ooo SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

o INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")
--------------------------------------------------------------------------------

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

      o The redemption is due to the death or post-purchase disability of a shareholder

      o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

      o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

      o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

      o     The redemption is made first from amounts not subject to a CDSC;
            then

      o From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES
--------------------------------------------------------------------------------

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY
--------------------------------------------------------------------------------

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.


89    Prospectus

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers in which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY
--------------------------------------------------------------------------------

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.


90    Prospectus

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

ooo SPECIAL TAX CONSIDERATION

You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

      o When the NYSE is closed on days other than customary weekends and holidays

      o     When trading on the NYSE is restricted

      o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

      o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. EST) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

      o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

      o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.


91    Prospectus

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

      o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

      o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

      o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Funds may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.


92    Prospectus

DISTRIBUTIONS AND TAXES

ooo SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by a Fund will be made at least annually.

TAX INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS. Each Fund will make distributions of dividends that may be taxed at the rate of 15% (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of a Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum federal income tax rate of 15% for individuals and may qualify for the dividends received deduction for corporations.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

ooo SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.


93    Prospectus

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I and Class II Shares of the Funds, including the time period during which certain of the Funds were part of the Turner, Pitcairn and Hilliard-Lyons Funds and Constellation Institutional Portfolios. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the period ended September 30, 2005 were audited by KPMG LLP, independent registered public accounting firm. The financial highlights for each Fund, except the TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund, for the period ended September 30, 2004 were also audited by KPMG LLP. The financial highlights for each Fund, for periods ending prior to September 30, 2004 were audited by other independent registered public accounting firms. The financial highlights for the TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund, for the period ended December 31, 2004 were also audited by KPMG LLP. The reports of the independent registered public accounting firm, along with each Fund's financial statements and related notes, appears in the 2005 Annual Report for the Funds. You can obtain the annual report, which contains more performance information, at no charge by calling 1-866-242-5742. The Annual Report has been incorporated by reference into our SAI.

Touchstone Value Opportunities Fund -- Class I Shares(1)

For the periods ended September 30:                           2005        2004        2003(2)       2002        2001(3)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  16.51     $ 14.18     $ 11.71       $ 14.85     $ 14.23
 Income From Investment Operations
 Net investment income                                         0.04        0.06        0.05          0.08        0.05
   Realized and unrealized gains (losses) on investments       3.90        2.84        2.47         (0.61)       0.59
   Total From Investment Operations                            3.94        2.90        2.52         (0.53)       0.64
Less Dividends and Distributions
   Dividends from net investment income                       (0.04)      (0.06)      (0.05)        (0.08)      (0.02)
   Distributions from capital gains                           (1.41)      (0.51)         --         (2.53)         --
   Total Dividends and Distributions                          (1.45)      (0.57)      (0.05)        (2.61)      (0.02)
Net Asset Value, End of Period                             $  19.00     $ 16.51     $ 14.18       $ 11.71     $ 14.85
Total Return                                                  24.83%      20.75%      21.61%        (6.37)%      4.50%

Ratios/Supplemental Data
   Net Assets, End of Period (000)                         $171,251     $59,714     $46,673       $43,571     $41,715
   Ratio of Net Expenses to Average Net Assets+                1.13%       1.08%       1.13%         1.10%       1.10%
   Ratio of Total Expenses to Average Net Assets               1.13%       1.08%       1.13%         1.13%       1.16%
   Ratio of Net Investment Income to
     Average Net Assets+                                       0.24%       0.39%       0.43%         0.56%       0.30%
   Portfolio Turnover Rate++                                     75%         55%         67%          103%        128%

+ Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.

++    Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) Effective April 15, 2003, the Board of Trustees of Turner Funds approved a resolution to change the name of the Turner Midcap Value Fund to the Turner Core Value Fund and to change its principal investment strategy to a "core" approach.

(3) On April 30, 2001, shareholders of the Clover Equity Value Fund approved a change in the advisor from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-advisor. In connection with the change in advisor the Fund changed its name to the Turner Midcap Value Fund effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.


94    Prospectus

Touchstone Diversified Small Cap Value Fund -- Class I Shares(1)

    For the periods ended September 30:                   2005            2004              2003            2002            2001(2)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     23.76     $     19.23       $     15.20     $     16.69     $     16.36
Income From Investment Operations
  Net investment income (loss)                           (0.14)          (0.01)             0.01            0.06            0.10
  Realized and unrealized gains (losses) on
     investments                                          4.01            4.57              4.04           (1.50)           1.67
  Total From Investment Operations                        3.87            4.56              4.05           (1.44)           1.77
Less Dividends and Distributions
  Dividends from net investment income                                   (0.03)            (0.02)(3)       (0.05)          (0.05)
  Distributions from capital gains                                          --                --              --           (1.39)
  Total Dividends and Distributions                                      (0.03)            (0.02)          (0.05)          (1.44)
Net Asset Value, End of Period                     $     27.63     $     23.76       $     19.23     $     15.20     $     16.69
Total Return                                             16.29%          23.72%            26.66%          (8.69)%         12.15%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                  $   450,011     $   540,278       $   394,946     $   464,576     $   178,164
  Ratio of Net Expenses to Average Net Assets+            1.23%           1.22%             1.27%           1.26%           1.28%
  Ratio of Total Expenses to Average Net Assets           1.23%           1.22%             1.27%           1.26%           1.28%
  Ratio of Net Investment Income (Loss) to
     Average Net Assets+                                 (0.48)%         (0.09)%            0.08%           0.31%           0.37%
  Portfolio Turnover Rate++                                 78%             61%               52%             38%            120%

+ Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.

++    Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) On April 30, 2001, shareholders of the Clover Small Cap Value Fund approved a change in the advisor from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-advisor. In connection with the change in advisor the Fund changed its name to the Turner Small Cap Value Fund effective May 1, 2001.

(3)   Includes return of capital of $0.004.

Amounts designated as "--" are either $0 or have been rounded to $0.


95    Prospectus

Touchstone Large Cap Quality Stock Fund -- Class II Shares(1)

For the periods ended September 30 and
  December 31:                                       2005(2)       2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 21.58       $ 24.73     $ 24.02     $ 30.89     $ 33.89     $ 33.71
Income From Investment Operations
  Net investment income (loss)                      (0.01)         0.01       (0.07)      (0.08)      (0.12)      (0.06)
  Realized and unrealized gains (losses) on
     investments                                    (0.43)         1.16        4.58       (6.79)      (2.88)       0.24
  Total From Investment Operations                  (0.44)         1.17        4.51       (6.87)      (3.00)       0.18
Less Dividends and Distributions
  Dividends from net investment income                 --            --          --          --          --          --
  Distributions from capital gains                  (1.22)        (4.32)      (3.80)         --          --
  Total Dividends and Distributions                 (1.22)        (4.32)      (3.80)         --          --
Net Asset Value, End of Period                    $ 19.92       $ 21.58     $ 24.73     $ 24.02     $ 30.89     $ 33.89
Total Return                                        (2.09)%+       4.73%      19.07%     (22.20)%     (8.85)%      0.53%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                 $16,140       $20,959     $35,806     $34,963     $51,402     $62,884
  Ratio of Expenses to Average Net Assets++          1.25%         1.30%       1.30%       1.29%       1.25%       1.29%
  Ratio of Total Expenses to Average Net Assets      1.65%         1.97%       1.82%       1.46%       1.44%       1.37%
  Ratio of Net Investment Income (Loss)
     to Average Net Assets++                        (0.08)%        0.04%      (0.27)%     (0.32)%     (0.36)%     (0.17)%
  Portfolio Turnover Rate+++                           37%            7%         28%         19%         19%         34%

+     Return is for the period indicated and has not been annualized

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) On November 8, 2004, the Constellation Funds acquired the assets and liabilities of the Hilliard Lyons Growth Fund, Inc., in a tax-free reorganization. Investor A Shares were converted into Class II Shares. Subsequently, Investor B Shares were liquidated and exchanged for Class II Shares. Investor A Shares were the accounting survivor in this transaction, and as a result, its operating results for the periods prior to November 8, 2004 have been carried forward in these financial highlights.

(2) For the nine-month period ended September 30, 2005. All ratios for the period have been annualized. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

Amounts designated as "--" are either $0 or have been rounded to $0


96    Prospectus

Touchstone Diversified Value Fund -- Class II Shares(1)

     For the periods ended September 30 and
     October 31:                                       2005         2004(2)        2003         2002         2001         2000(3)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $  11.22     $  10.26       $   8.50     $   9.19     $  10.52     $  10.00
Income From Investment Operations
   Net investment income                               0.13         0.10           0.12         0.10         0.09         0.01(4)
   Realized and unrealized gains (losses) on
      investments                                      1.38         0.97           1.77        (0.69)       (1.33)        0.51
   Total From Investment Operations                    1.51         1.07           1.89        (0.59)       (1.24)        0.52
Less Dividends and Distributions
   Dividends from net investment income               (0.13)       (0.11)         (0.13)       (0.10)       (0.09)          --
   Distributions from capital gains                      --           --             --           --           --           --
   Total Dividends and Distributions                  (0.13)       (0.11)         (0.13)       (0.10)       (0.09)          --
Net Asset Value, End of Period                     $  12.60     $  11.22       $  10.26     $   8.50     $   9.19     $  10.52
Total Return                                          13.47%       10.50%+        22.43%       (6.43)%     (11.87)%       5.24%+

Ratios/Supplemental Data
   Net Assets, End of Period (000)                 $168,542     $152,202       $143,641     $122,391     $139,767     $165,823
   Ratio of Net Expenses to Average Net Assets++       1.09%        1.02%          1.01%        1.02%        1.00%        1.00%
   Ratio of Total Expenses to Average Net Assets       1.21%        1.14%          1.14%        1.13%        1.16%        1.22%
   Ratio of Net Investment Income to Average
     Net Assets++                                      1.04%        1.06%          1.32%        1.17%        0.92%        0.73%
   Portfolio Turnover Rate+++                            64%          75%            59%          26%          48%          12%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)   Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded.


97    Prospectus

Touchstone Diversified Growth Fund -- Class II Shares(1)

     For the periods ended September 30 and
     October 31:                                       2005         2004(2)      2003        2002          2001          2000(3)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   5.36     $   5.25      $  4.40    $   5.66     $    9.18     $   10.00
Income From Investment Operations
   Net investment income (loss)                        0.03           --           --       (0.01)        (0.03)        (0.01)
   Realized and unrealized gains (losses) on
      investments                                      0.44         0.11         0.85       (1.25)        (3.49)        (0.81)
   Total From Investment Operations                    0.47         0.11         0.85       (1.26)        (3.52)        (0.82)
Less Dividends and Distributions
   Dividends from net investment income               (0.03)          --(4)        --          --            --            --
   Distributions from capital gains                                   --           --          --            --            --
   Total Dividends and Distributions                  (0.03)                                                 --            --
Net Asset Value, End of Period                     $   5.80     $   5.36      $  5.25    $   4.40     $    5.66     $    9.18
Total Return                                           8.71%        2.14%+      19.32%     (22.26)%      (38.34)%       (8.20)%+

Ratios/Supplemental Data
   Net Assets, End of Period (000)                 $116,560     $104,528      $95,724    $ 82,368     $ 107,141     $ 174,960
   Ratio of Net Expenses to Average Net Assets++       1.10%        1.02%        1.01%       1.01%         1.00%         1.00%
   Ratio of Total Expenses to Average Net Assets       1.23%        1.15%        1.16%       1.14%         1.17%         1.22%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets++                              0.48%          --%        0.05%      (0.15)%       (0.44)%       (0.68)%
   Portfolio Turnover Rate+++                            56%          53%          70%         35%           37%            6%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)   Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.


98    Prospectus

Touchstone Small Cap Fund -- Class II Shares(1)

For the periods ended September 30 and
  October 31:                                        2005        2004(2)       2003           2002           2001           2000(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 15.30     $ 13.78       $  9.87        $ 10.67        $ 10.18        $ 10.00
Income From Investment Operations
  Net investment income (loss)                      (0.04)      (0.04)        --(4)           0.07           0.10           0.02
  Realized and unrealized gains (losses) on
      investments                                    1.37        1.56          3.91          (0.78)          0.49           0.16
  Total From Investment Operations                   1.33        1.52          3.91          (0.71)          0.59           0.18
Less Dividends and Distributions
  Dividends from net investment income                             --(5)         --(5)       (0.09)         (0.10)            --
  Distributions from capital gains                  (0.12)         --            --             --             --             --
  Total Dividends and Distributions                 (0.12)         --                        (0.09)         (0.10)
Net Asset Value, End of Period                    $ 16.51     $ 15.30       $ 13.78        $  9.87        $ 10.67        $ 10.18
Total Return                                         8.69%      11.03%+       39.65%         (6.78)%         5.80%          1.80%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                 $95,939     $92,848       $87,520        $50,096        $62,227        $67,651
  Ratio of Net Expenses to Average Net Assets++      1.10%       1.08%         1.20%(6)       1.28%(6)       1.16%(6)       1.22%(6)
  Ratio of Total Expenses to Average Net Assets      1.24%       1.15%         1.17%          1.38%          1.19%          1.33%
  Ratio of Net Investment Income (Loss) to
      Average Net Assets++                          (0.27)%     (0.26)%       (0.04)%         0.58%          0.93%          1.11%
  Portfolio Turnover Rate+++                          100%         72%          149%            93%            96%            10%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 25, 2000. All ratios for the period have been annualized.

(4)   Based on average shares outstanding.

(5)   Amount represents less than $0.01 per share.

(6) The ratio of expenses excluding interest expense to average net assets for the periods ended October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 2000 were 1.10%, 1.19%, 1.00% and 1.00%, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.


99    Prospectus

Touchstone Family Heritage(1) Fund -- Class II Shares(1)

For the periods ended September 30 and
  October 31:                                       2005         2004(2)         2003          2002         2001         2000(3)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     9.38     $   8.55      $     6.97    $     7.82     $   9.87     $  10.00
Income From Investment Operations
  Net investment income (loss)                      0.05           --              --         (0.01)       (0.02)       (0.01)
  Realized and unrealized gains (losses) on
     investments                                    0.58         0.83            1.58         (0.84)       (2.03)       (0.12)
  Total From Investment Operations                  0.63         0.83            1.58         (0.85)       (2.05)       (0.13)
Less Dividends and Distributions
  Dividends from net investment income             (0.05)          --(4)*          --            --           --           --
  Distributions from capital gains                                 --              --            --           --           --
  Total Dividends and Distributions                (0.05)          --              --            --           --           --
Net Asset Value, End of Period                $     9.96     $   9.38      $     8.55    $     6.97     $   7.82     $   9.87
Total Return                                        6.72%        9.77%+         22.67%       (10.87)%     (20.77)%      (1.30)%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)             $   84,448     $ 78,103      $   73,490    $   66,126     $ 77,295     $ 98,420
  Ratio of Net Expenses to Average
     Net Assets++                                   1.29%        1.23%           1.23%         1.27%        1.20%        1.20%
  Ratio of Total Expenses to Average
     Net Assets                                     1.44%        1.37%           1.38%         1.36%        1.37%        1.44%
  Ratio of Net Investment Income
     (Loss) to Average Net Assets++                 0.50%        0.01%           0.06%        (0.18)%      (0.19)%      (0.29)%
  Portfolio Turnover Rate+++                          25%          19%             12%           24%          37%           1%

*     Includes return of capital of $0.0003.

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)   Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.


100   Prospectus

Touchstone Sands Capital Select Growth Fund -- Class I Shares

For the periods ended September 30:                            2005           2004(1)
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     6.80     $     6.74
Income From Investment Operations
  Net investment loss                                         (0.06)            --
  Realized and unrealized gains on investments                 1.07           0.06
  Total From Investment Operations                             1.01           0.06
Less Dividends and Distributions
  Dividends from net investment income                           --             --
  Distributions from capital gains                               --             --
  Total Dividends and Distributions                              --             --
Net Asset Value, End of Period                           $     7.81     $     6.80
Total Return                                                  14.85%          0.89%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                        $   81,976     $   32,591
  Ratio of Net Expenses to Average Net Assets++                1.11%          1.10%
  Ratio of Total Expenses to Average Net Assets                1.19%          1.10%
  Ratio of Net Investment Loss to Average Net Assets++        (0.62)%        (0.79)%
  Portfolio Turnover Rate+++                                     24%            11%

+     Return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Commenced operations on August 27, 2004. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


101   Prospectus

Touchstone Sands Capital Select Growth Fund -- Class II Shares(1)

For the periods ended September 30 and
  October 31:                                      2005          2004(2)        2003           2002         2001            2000(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    6.80     $    6.13       $   4.81       $   5.55     $   9.02     $     10.00
Income From Investment Operations
  Net investment loss                             (0.03)        (0.06)         (0.04)(4)      (0.04)       (0.04)          (0.01)
  Realized and unrealized gains (losses) on
     investments                                   1.03          0.73           1.36          (0.70)       (3.43)          (0.97)
  Total From Investment Operations                 1.00          0.67           1.32          (0.74)       (3.47)          (0.98)
Less Dividends and Distributions
  Dividends from net investment income               --            --             --             --           --              --
  Distributions from capital gains                   --            --             --             --           --              --
  Total Dividends and Distributions                  --            --             --             --           --              --
Net Asset Value, End of Period                $    7.80     $    6.80       $   6.13       $   4.81     $   5.55     $      9.02
Total Return                                      14.71%        10.93%+        27.44%        (13.33)%     (38.44)%         (9.80)%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)             $ 162,999     $  70,027       $ 43,878       $ 32,818     $ 39,326     $    54,794
  Ratio of Net Expenses to Average
     Net Assets++                                  1.36%         1.20%          1.17%          1.16%        1.15%           1.15%
  Ratio of Total Expenses to Average
     Net Assets                                    1.44%         1.35%          1.45%          1.43%        1.43%           1.50%
  Ratio of Net Investment Loss
     to Average Net Assets++                      (0.84)%       (0.95)%        (0.81)%        (0.69)%      (0.63)%         (0.61)%
  Portfolio Turnover Rate+++                         24%           11%            28%            24%          37%             13%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 11, 2000. All ratios for the period have been annualized.

(4)   Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.


102   Prospectus

Touchstone Mid Cap Fund -- Class I Shares(1)

For the periods ended September 30 and December 31:       2005(2)        2004         2003(3)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  13.29       $  12.79     $  10.00
Income from Investment Operations
  Net investment income (loss)                           (0.01)          0.08         0.01
  Realized and unrealized gains on investments            2.47           2.70         3.99
  Total From Investment Operations                        2.46           2.78         4.00
Less Dividends and Distributions
  Dividends from net investment income                      --          (0.09)          --
  Distributions from capital gains                       (0.39)         (2.19)       (1.21)
  Total Dividends and Distributions                      (0.39)         (2.28)       (1.21)
Net Asset Value, End of Period                        $  15.36       $  13.29     $  12.79
Total Return                                             18.53%+        21.78%       40.24%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                     $    842       $    410     $    337
  Ratio of Net Expenses to Average Net Assets++           1.00%          0.90%        0.90%
  Ratio of Total Expenses to Average Net Assets           8.23%          0.90%        0.90%
  Ratio of Net Investment Income (Loss) to
     Average Net Assets++                                (0.02)%         0.59%        0.12%
  Portfolio Turnover Rate+++                               120%           193%         141%

+     Returns are for the period indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) On April 15, 2005, the Constellation Funds acquired the assets and liabilities of the Constellation Institutional Portfolios TIP Midcap Core Portfolio in a tax-free reorganization.

(2) For the nine-month period ended September 30, 2005. All ratios for the period have been annualized. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

(3) Commenced operations on January 2, 2003. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


103   Prospectus

Touchstone Healthcare & Biotechnology Fund -- Class II Shares(1)

For the periods ended September 30:                             2005           2004           2003           2002           2001(2)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $    13.79     $    12.31     $     9.83     $    11.15     $    10.00
Income From Investment Operations
  Net investment loss                                          (0.16)         (0.06)         (0.11)         (0.10)         (0.03)
  Realized and unrealized gains (losses) on investments         3.02           1.55           2.59          (1.20)          1.18
  Total From Investment Operations                              2.86           1.49           2.48          (1.30)          1.15
Less Dividends and Distributions
  Dividends from net investment income                            --                            --             --             --
  Distributions from capital gains                             (0.52)         (0.01)                        (0.02)            --
  Total Dividends and Distributions                            (0.52)         (0.01)                        (0.02)            --
Net Asset Value, End of Period                            $    16.13     $    13.79     $    12.31     $     9.83     $    11.15
Total Return                                                   21.10%         12.12%         25.23%     (11.66) %          11.50%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $   59,742     $   35,371     $   14,853     $    9,288     $    1,192
  Ratio of Net Expenses to Average Net Assets++                 1.88%          1.61%          1.47%          1.87%          1.50%
  Ratio of Total Expenses to Average Net Assets                 1.88%          1.84%          1.63%          2.33%         13.70%
  Ratio of Net Investment Loss to Average Net Assets++         (1.35)%        (1.10)%        (1.16)%        (1.44)%        (0.79)%
  Portfolio Turnover Rate+++                                     169%           163%           274%           202%            95%

+     Return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) Commenced operations on February 28, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


104   Prospectus

Touchstone International Equity Fund -- Class II Shares(1)

For the periods ended September 30
   and October 31:                                 2005         2004(2)         2003         2002          2001            2000(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    7.06     $   6.47       $    5.23     $   6.19     $    9.28     $     10.00
Income From Investment Operations
  Net investment income (loss)                     0.07         0.05            0.06         0.04          0.01           (0.01)
  Realized and unrealized gains (losses) on
     investments                                   1.64         0.71            1.21        (0.94)        (3.05)          (0.71)
  Total From Investment Operations                 1.71         0.76            1.27        (0.90)        (3.04)          (0.72)
Less Dividends and Distributions
  Dividends from net investment income            (0.02)       (0.17)          (0.03)       (0.06)        (0.02)             --
  Distributions from capital gains                   --           --              --           --         (0.03)
  Total Dividends and Distributions               (0.02)       (0.17)          (0.03)       (0.06)        (0.05)
Net Asset Value, End of Period                $    8.75     $   7.06       $    6.47     $   5.23     $    6.19     $      9.28
Total Return                                      24.19%       11.97%+         24.40%      (14.68)%      (32.91)%         (7.20)%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)             $ 127,929     $107,001       $  97,817     $ 83,513     $ 108,777     $   175,029
  Ratio of Net Expenses to Average
       Net Assets++                                1.44%        1.35%           1.30%        1.32%         1.25%           1.25%
  Ratio of Total Expenses to Average
       Net Assets                                  1.64%        1.60%           1.60%        1.48%         1.45%           1.53%
  Ratio of Net Investment Income (Loss)
     to Average Net Assets++                       0.80%        0.90%           1.15%        0.63%         0.16%          (0.37)%
  Portfolio Turnover Rate+++                         53%          62%            128%          69%           44%             10%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


105   Prospectus

Touchstone Small Cap Value Opportunities Fund -- Class II Shares(1)

For the periods ended September 30:                                     2005           2004           2003           2002(2)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    16.21     $    12.72     $     9.27     $    10.00
Income From Investment Operations
  Net investment income (loss)                                          0.02          (0.04)         (0.01)
  Realized and unrealized gains (losses) on investments                 3.76           3.75           3.47          (0.73)
  Total From Investment Operations                                      3.78           3.71           3.46          (0.73)
Less Dividends and Distributions
  Dividends from net investment income                                                   --          (0.01)            --
  Distributions from capital gains                                     (1.64)         (0.22)            --
  Total Dividends and Distributions                                    (1.64)         (0.22)         (0.01)
Net Asset Value, End of Period                                    $    18.35     $    16.21     $    12.72     $     9.27
Total Return                                                           24.32%         29.36%         37.29%         (7.30)%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                                 $   74,235     $   14,533     $    5,740     $      913
  Ratio of Net Expenses to Average Net Assets++                         1.46%          1.45%          1.40%          1.45%
  Ratio of Total Expenses to Average Net Assets                         2.04%          1.82%          3.64%          6.18%
  Ratio of Net Investment Income (Loss) to Average Net Assets++         0.29%         (0.23)%        (0.26)%        (0.08)%
  Portfolio Turnover Rate+++                                             193%           272%           245%           142%

+     Return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) Commenced operations on March 4, 2002. All ratios for the period have been annualized.

      Amounts designated as "--" are either $0 or have been rounded to $0.


106   Prospectus

Touchstone Strategic Value and High Income Fund -- Class I Shares(1)(2)

For the periods ended September 30:                            2005         2004         2003(3)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  14.01     $  12.58     $  10.00
Income From Investment Operations
  Net investment income                                        0.72         0.47         0.25
  Realized and unrealized gains on investments                 1.18         1.53         2.58
  Total From Investment Operations                             1.90         2.00         2.83
Less Dividends and Distributions
  Dividends from net investment income                        (0.72)       (0.47)       (0.25)
  Distributions from capital gains                            (0.98)       (0.10)          --
  Total Dividends and Distributions                           (1.70)       (0.57)       (0.25)
Net Asset Value, End of Period                             $  14.21     $  14.01     $  12.58
Total Return                                                  14.22%       16.04%       28.57%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                          $    806     $    706     $    443
  Ratio of Net Expenses to Average Net Assets++                0.25%        0.25%        0.25%
  Ratio of Total Expenses to Average Net Assets                4.71%        1.36%       21.93%
  Ratio of Net Investment Income to Average Net Assets++       5.51%        3.23%        3.27%
  Portfolio Turnover Rate+++                                    130%         411%         397%

+     Return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) The Constellation Strategic Value and High Income Fund and its shareholders indirectly bear a pro rata share of the expenses of the underlying Constellation Funds. The expense ratios do not include such expenses. Recognition of net investment income is affected of by the timing of the declaration dividends by the Constellation Funds in which the Constellation Strategic Value and High Income Fund invest.

(3) Commenced operations on October 31, 2002. All ratios for the period have been annualized.

      Amounts designated as "--" are either $0 or have been rounded to $0.


107   Prospectus

Touchstone Tax-Exempt Bond Fund -- Class II Shares(1)

  For the periods ended September 30 and
  October 31:                                                2005         2004(2)        2003         2002        2001       2000(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $ 10.78     $  10.77       $  10.71     $  10.60    $  10.04    $ 10.00
Income From Investment Operations
  Net investment income                                      0.41         0.39           0.44         0.44        0.45       0.10
  Realized and unrealized gains (losses) on investments     (0.11)        0.05           0.09         0.12        0.57       0.04
  Total From Investment Operations                           0.30         0.44           0.53         0.56        1.02       0.14
Less Dividends and Distributions
  Dividends from net investment income                      (0.41)       (0.39)         (0.44)       (0.44)      (0.46)     (0.10)
  Distributions from capital gains                          (0.07)       (0.04)         (0.03)       (0.01)         --         --
  Total Dividends and Distributions                         (0.48)       (0.43)         (0.47)       (0.45)      (0.46)     (0.10)
  Net Asset Value, End of Period                          $ 10.60     $  10.78       $  10.77     $  10.71    $  10.60    $ 10.04
  Total Return                                               2.78%        4.20%+         4.96%        5.41%      10.30%      1.43%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                         $11,575     $113,880       $111,470     $115,905    $113,071    $99,187
  Ratio of Net Expenses to Average Net Assets++              0.69%        0.62%          0.60%        0.60%       0.60%      0.60%
  Ratio of Total Expenses to Average Net Assets              0.82%        0.75%          0.74%        0.74%       0.77%      0.86%
  Ratio of Net Investment Income to Average
     Net Assets++                                            3.80%        3.97%          4.06%        4.19%       4.35%      4.88%
  Portfolio Turnover Rate+++                                   38%          25%            14%          14%         23%        10%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


108   Prospectus

Touchstone Ultra Short Duration Fixed Income Fund -- Class I Shares(1)

    For the periods ended September 30:                  2005(2)           2004            2003              2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     10.12       $     10.17     $     10.23       $     10.22     $     10.05
Income From Investment Operations
  Net investment income                                  0.30              0.21            0.08(3)           0.25            0.54
  Realized and unrealized gains (losses) on
    investments                                         (0.03)            (0.05)           0.06              0.05            0.15
  Total From Investment Operations                       0.27              0.16            0.14              0.30            0.69
Less Dividends and Distributions
  Dividends from net investment income                  (0.31)            (0.21)          (0.19)            (0.29)          (0.52)
  Distributions from capital gains                                           --           (0.01)               --              --
  Total Dividends and Distributions                     (0.31)            (0.21)          (0.20)            (0.29)          (0.52)
Net Asset Value, End of Period                    $     10.08       $     10.12     $     10.17       $     10.23     $     10.22
Total Return                                             2.67%             1.63%           1.40%             2.95%           7.09%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                 $   305,222       $   391,934     $   462,567       $   470,021     $    93,531
  Ratio of Net Expenses to Average Net Assets+           0.59%             0.46%           0.41%             0.36%           0.36%
  Ratio of Total Expenses to Average Net Assets          0.62%             0.58%           0.62%             0.60%           0.87%
  Ratio of Net Investment Income to
     Average Net Assets+                                 2.93%             2.08%           0.78%             2.27%           5.09%
  Portfolio Turnover Rate++                                68%               44%            222%               71%            119%

+ Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.

++    Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2)   On January 28, 2005, Class II Shares merged into Class I Shares.

(3)   Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.


109   Prospectus

Touchstone Short Duration Fixed Income Fund -- Class I Shares(1)

For the periods ended September 30:                      2005(2)           2004            2003              2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     10.04       $     10.14     $     10.24       $     10.16     $      9.82
Income From Investment Operations
  Net investment income                                  0.31              0.28            0.17(3)           0.35            0.57
  Realized and unrealized gains (losses) on
     investments                                        (0.10)            (0.10)           0.05              0.12            0.32
  Total From Investment Operations                       0.21              0.18            0.22              0.47            0.89
Less Dividends and Distributions
  Dividends from net investment income                  (0.38)            (0.28)          (0.25)            (0.39)          (0.55)
  Distributions from capital gains                         --                             (0.07)               --              --
  Total Dividends and Distributions                     (0.38)            (0.28)          (0.32)            (0.39)          (0.55)
Net Asset Value, End of Period                    $      9.87       $     10.04     $     10.14       $     10.24     $     10.16
Total Return                                             2.12%             1.84%           2.15%             4.69%           9.35%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                 $   112,833       $   172,213     $   252,772       $   264,010     $    68,405
  Ratio of Net Expenses to Average Net Assets+           0.61%             0.46%           0.41%             0.36%           0.36%
  Ratio of Total Expenses to Average Net Assets          0.66%             0.60%           0.62%             0.60%           0.72%
  Ratio of Net Investment Income to                       .65%
     Average Net Assets+                                 3.18%             2.49%           1.65%             3.27%              5
  Portfolio Turnover Rate++                                46%               84%            200%              178%            104%

+     Inclusive of fees paid indirectly, waivers and reimbursements.

++    Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2)   On January 28, 2005, Class II Shares merged into Class I Shares.

(3)   Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.


110   Prospectus

Touchstone Clover Core Fixed Income Fund -- Class I Shares(1)

For the periods ended September 30:                     2005           2004           2003           2002           2001(2)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    10.27     $    10.40     $    10.55     $    10.20     $     9.62
Income From Investment Operations
  Net investment income                                 0.42           0.43           0.45           0.52           0.54
  Realized and unrealized gains (losses) on
     investments                                       (0.19)         (0.13)         (0.10)          0.35           0.58
  Total From Investment Operations                      0.23           0.30           0.35           0.87           1.12
Less Dividends and Distributions
  Dividends from net investment income                 (0.42)         (0.43)         (0.47)         (0.52)         (0.54)
  Distributions from capital gains                     (0.14)            --          (0.03)            --             --
  Total Dividends and Distributions                    (0.56)         (0.43)         (0.50)         (0.52)         (0.54)
Net Asset Value, End of Period                    $     9.94     $    10.27     $    10.40     $    10.55     $    10.20
Total Return                                            2.27%          2.97%          3.37%          8.85%         11.99%

Ratios/Supplemental Data
  Net Assets, End of Period (000)                 $   26,166     $   32,334     $   43,391     $   42,924     $   34,074
  Ratio of Net Expenses to Average Net Assets+          0.80%          0.80%          0.78%          0.75%          0.75%
  Ratio of Total Expenses to Average Net Assets         0.86%          0.85%          0.87%          0.87%          1.01%
  Ratio of Net Investment Income to
     Average Net Assets+                                3.91%          3.94%          4.25%          5.03%          5.50%
  Portfolio Turnover Rate++                               70%            45%            46%            49%            34%

+ Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.

++    Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) On April 30, 2001, shareholders of the Clover Fixed Income Fund approved a change in the advisor from Clover Capital Management, Inc. to Turner Investment Partners, Inc. with Clover Capital becoming the Fund's sub-advisor. In connection with the change in advisor the Fund changed its name to the Turner Core Fixed Income Fund, effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.


111   Prospectus

Touchstone Pitcairn Select Value Fund -- Class II Shares(1)

For the periods ended September 30 and
  October 31:                                        2005        2004(2)       2003        2002        2001           2000(3)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 10.87     $ 10.38       $  8.36     $ 10.01     $ 10.96     $    10.00
Income From Investment Operations
  Net investment income                              0.07        0.08          0.08        0.09        0.09           0.02
  Realized and unrealized gains (losses) on
     investments                                     0.89        0.66          2.03       (1.65)      (0.95)          0.95
  Total From Investment Operations                   0.96        0.74          2.11       (1.56)      (0.86)          0.97
Less Dividends and Distributions
  Dividends from net investment income              (0.07)      (0.09)        (0.09)      (0.09)      (0.09)         (0.01)
  Distributions from capital gains                  (0.16)      (0.16)
  Total Dividends and Distributions                 (0.23)      (0.25)        (0.09)      (0.09)      (0.09)         (0.01)
Net Asset Value, End of Period                    $ 11.60     $ 10.87       $ 10.38     $  8.36     $ 10.01     $    10.96
Total Return                                         8.82%       7.16%+       25.48%     (15.77)%     (7.90)%         9.70%+

Ratios/Supplemental Data
  Net Assets, End of Period (000)                 $65,400     $61,817       $58,133     $48,455     $60,986     $   62,392
  Ratio of Net Expenses to Average Net Assets++      1.14%       1.03%         1.02%       1.02%       1.00%          1.00%
  Ratio of Total Expenses to Average Net Assets      1.24%       1.19%         1.23%       1.19%       1.19%          1.33%
  Ratio of Net Investment Income to Average
    Net Assets++                                     0.63%       0.84%         0.86%       0.92%       0.85%          0.95%
  Portfolio Turnover Rate+++                           94%        111%          104%        110%        104%            27%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


112   Prospectus

    Constellation Pitcairn Taxable Bond Fund -- Class II Shares(1)

For the periods ended September 30 and
   October 31:                                         2005        2004(2)       2003        2002        2001           2000(3)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $  10.77     $ 10.73       $ 10.47     $ 10.98     $ 10.09     $    10.00
Income From Investment Operations
   Net investment income                               0.43        0.43          0.51        0.56        0.59           0.15
   Realized and unrealized gains (losses) on
      investments                                     (0.27)       0.04          0.26       (0.42)       0.90           0.09
   Total From Investment Operations                    0.16        0.47          0.77        0.14        1.49           0.24
Less Dividends and Distributions
   Dividends from net investment income               (0.43)      (0.43)        (0.51)      (0.56)      (0.60)         (0.15)
   Distributions from capital gains                      --          --            --       (0.09)         --             --
   Total Dividends and Distributions                  (0.43)      (0.43)        (0.51)      (0.65)      (0.60)         (0.15)
Net Asset Value, End of Period                     $  10.50     $ 10.77       $ 10.73     $ 10.47     $ 10.98     $    10.09
Total Return                                           1.50%       4.42%+        7.44%       1.46%      15.19%          2.36%+

Ratios/Supplemental Data
   Net Assets, End of Period (000)                 $ 47,969     $43,239       $43,432     $40,058     $35,562     $   37,212
   Ratio of Net Expenses to Average Net Assets++       0.89%       0.75%         0.73%       0.78%       0.70%          0.70%
   Ratio of Total Expenses to Average Net Assets       0.96%       0.94%         0.97%       0.98%       0.99%          1.10%
   Ratio of Net Investment Income to
     Average Net Assets++                              4.05%       4.36%         4.74%       5.35%       5.63%          6.51%
   Portfolio Turnover Rate+++                            37%         26%           24%         58%         54%             7%

+     Returns are for the periods indicated and have not been annualized.

++    Inclusive of fees paid indirectly, waivers and reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds.

(2) For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3) Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


113   Prospectus

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

INVESTMENT SUB-ADVISORS

AXA Rosenberg Investment Management LLC
4 Orinda Way, Building E
Orinda, CA 94563

Hilliard Lyons Asset Management
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY 40202

Clover Capital Management, Inc.
400 Meridian Center, Suite 200
Rochester, NY 14618

Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, OH 43215

Pitcairn Investment Management
One Pitcairn Place, Suite 3000 165
Township Line Road
Jenkintown, PA 19046

Sands Capital Management, LLC
1100 Wilson Blvd, Suite 3050
Arlington, VA 22209

Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

TRANSFER AGENT
Integrated Investment Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
800.543.0407


114   Prospectus

A Member of Western & Southern Financial Group(R)

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Funds' annual and semiannual reports (the "financial reports") provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the financial reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and financial reports are also available on the touchstone investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 100 F Street, NE, Washington, D.C. 20549-2000, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3651

-----------------------

                          TOUCHSTONE FUNDS GROUP TRUST

                       TOUCHSTONE VALUE OPPORTUNITIES FUND
                   TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
                    TOUCHSTONE CLOVER CORE FIXED INCOME FUND
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
                   TOUCHSTONE SHORT DURATION FIXED INCOME FUND
                     TOUCHSTONE LARGE CAP QUALITY STOCK FUND
                        TOUCHSTONE DIVERSIFIED VALUE FUND
                      TOUCHSTONE PITCAIRN SELECT VALUE FUND
                       TOUCHSTONE DIVERSIFIED GROWTH FUND
                            TOUCHSTONE SMALL CAP FUND
                       TOUCHSTONE FAMILY HERITAGE(R) FUND
                      TOUCHSTONE PITCAIRN TAXABLE BOND FUND
                         TOUCHSTONE TAX-EXEMPT BOND FUND
                   TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
                             TOUCHSTONE MID CAP FUND
                   TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND
                      TOUCHSTONE INTERNATIONAL EQUITY FUND
                  TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
                 TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND

                                JANUARY 31, 2006
                            AMENDED NOVEMBER 20, 2006

                               INVESTMENT ADVISOR:
                            TOUCHSTONE ADVISORS, INC.

                            INVESTMENT SUB-ADVISORS:
                     AXA ROSENBERG INVESTMENT MANAGEMENT LLC
                         CLOVER CAPITAL MANAGEMENT, INC.
                        CHARTWELL INVESTMENT PARTNERS LP
                      DIAMOND HILL CAPITAL MANAGEMENT, INC.
                         HILLIARD LYONS ASSET MANAGEMENT
                         PITCAIRN INVESTMENT MANAGEMENT
                          SANDS CAPITAL MANAGEMENT, LLC
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Funds Group Trust (the "Trust") and should be read in conjunction with the Touchstone Funds Group Trust Prospectus dated November 20, 2006. The Financial Statements contained in the Annual Report of the Trust for the above listed Funds are incorporated by reference into and are deemed to be a part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by calling 1-800-543-0407.

                               TABLE OF CONTENTS

THE TRUST.................................................................   S-3

PERMITTED INVESTMENTS AND RISK FACTORS....................................   S-4

GENERAL INVESTMENT POLICIES...............................................  S-23

INVESTMENT LIMITATIONS....................................................  S-24

THE ADVISOR...............................................................  S-29

THE ADMINISTRATOR.........................................................  S-49

DISTRIBUTION AND SHAREHOLDER SERVICES.....................................  S-51

TRUSTEES AND OFFICERS OF THE TRUST........................................  S-53

PURCHASE AND REDEMPTION OF SHARES.........................................  S-58

DETERMINATION OF NET ASSET VALUE..........................................  S-60

TAXES.....................................................................  S-60

PORTFOLIO TRANSACTIONS....................................................  S-66

PORTFOLIO HOLDINGS........................................................  S-71

VOTING....................................................................  S-72

DESCRIPTION OF SHARES.....................................................  S-73

SHAREHOLDER LIABILITY.....................................................  S-73

LIMITATION OF TRUSTEES' LIABILITY.........................................  S-73

CODE OF ETHICS............................................................  S-73

PROXY VOTING..............................................................  S-74

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................  S-74

CUSTODIAN.................................................................  S-81

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................  S-81

LEGAL COUNSEL.............................................................  S-81

FINANCIAL STATEMENTS......................................................  S-81

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS........................   A-1

APPENDIX B - PROXY VOTING POLICIES........................................   B-1

THE TRUST

This Statement of Additional Information relates only to the Touchstone Value Opportunities Fund ("Value Opportunities Fund"), Touchstone Diversified Small Cap Value Fund ("Diversified Small Cap Value Fund"), Touchstone Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund"), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fund"), Touchstone Short Duration Fixed Income Fund ("Short Duration Fund"), Touchstone Large Cap Quality Stock Fund ("Large Cap Quality Stock Fund"), Touchstone Diversified Value Fund ("Diversified Value Fund"), Touchstone Pitcairn Select Value Fund ("Pitcairn Select Value Fund"), Touchstone Diversified Growth Fund ("Diversified Growth Fund"), Touchstone Small Cap Fund ("Small Cap Fund"), Touchstone Family Heritage(R) Fund ("Family Heritage(R) Fund"), Touchstone Pitcairn Taxable Bond Fund ("Pitcairn Taxable Bond Fund"), Touchstone Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund"), Touchstone Mid Cap Fund ("Mid Cap Fund"), Touchstone Healthcare & Biotechnology Fund ("Healthcare & Biotechnology Fund"), Touchstone International Equity Fund ("International Equity Fund"), Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund"), and Touchstone Strategic Value and High Income Fund ("Strategic Value and High Income Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust October 25, 1993, as amended through March 24, 2004 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers six separate classes of shares: Class A, Class C, Class Z, Class Y, Class I and Class II shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Effective as of the close of business on May 7, 2004, the Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Healthcare & Biotechnology Fund and Strategic Value and High Income Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund, Turner Healthcare & Biotechnology Fund, and Turner Strategic Value and High Income Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented through May 7, 2004 refers to the Fund's performance as a predecessor Turner Fund.

Effective as of the close of business on July 30, 2004, the Diversified Value Fund, Pitcairn Select Value Fund, Diversified Growth Fund, Sands Capital Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, and Tax-Exempt Bond Fund, acquired all of the assets and liabilities of the Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund (each, a "Constellation Pitcairn Fund"), respectively. Performance information relating to an aforementioned Fund presented through July 30, 2004 refers to the Fund's performance as a predecessor Pitcairn Fund.

Effective as of the close of business on November 5, 2004, the Large Cap Quality Stock Fund acquired all of the assets and liabilities of the Hilliard Lyons Growth Fund, Inc. (the "predecessor HLAM Growth Fund"). Performance information relating to this Fund presented prior to November 5, 2004 refers to the Fund's performance as the predecessor HLAM Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Mid Cap Core Portfolio"). Performance information presented through April 15, 2005 refers to the Fund's performance as the predecessor CIP Mid Cap Core Portfolio.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund do not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fund and Short Duration Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). Ordinarily investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Companies". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the Predecessor Turner Funds, Mid Cap Fund and Large Cap Quality Stock Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's adviser/sub-advisor will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds it advises. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable provisions of the 1940 Act, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Touchstone Advisors has received an exemptive order from the SEC that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

The Strategic Value and High Income Fund operates as a "fund of funds" and invests in securities of other investment companies as part of its principal investment strategy as more fully described in the prospectus. See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be comparable or less than that of a three-year U.S. Treasury note.

LOWER-RATED SECURITIES

The Funds, except for the Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).

The Ultra Short Duration and Short Duration Funds may invest in repurchase agreements as part of their principal investment strategies as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. Current SEC policies and interpretations limit the Funds from loaning more than 33 1/3% of their total assets.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

The International Equity Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

GENERAL INVESTMENT POLICIES

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. With respect to the restrictions on issuing senior securities, the Funds may borrow money from banks as permitted under the 1940 Act.

The Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fund, Short Duration Fund, Small Cap Value Opportunities Fund, Healthcare & Biotechnology Fund and Strategic Value and High Income Fund may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare & Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare & Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Diversified Value Fund, Pitcairn Select Value Fund, Diversified Growth Fund, Sands Capital Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, and Tax-Exempt Bond Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. Each of the Diversified Value, Small Cap, Diversified Growth, International Equity, and Tax-Exempt Bond Funds may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

In addition, the Tax-Exempt Bond Fund, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

The Large Cap Quality Stock Fund may not:

1. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities.

2. Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

4. Pledge, hypothecate, mortgage, or otherwise encumber its assets except to the extent necessary to secure borrowings permitted by restriction (2) above.

5. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.

6.    Make short sales of securities, except short sales "against-the-box."

7.    Make loans, except through repurchase agreements.

8. Purchase the shares of any open-end investment company (other than as part of a merger, consolidation or acquisition of assets), in an amount exceeding 3% of such company's total outstanding voting stock or 5% of the Fund's total assets or, together with all other investment company shares held by the Fund, 10% of the Fund's total assets.

9. Invest 15% or more of its average net assets at time of purchase in illiquid investments, including (a) repurchase agreements having a duration of more than seven days, (b) securities lacking a readily available market, and (c) restricted securities. For purposes of this investment restriction, securities lacking readily available markets include securities of foreign issuers not listed on a recognized foreign or United States stock exchange. "Restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without their registration under the 1933 Act or the availability of an appropriate exemption from registration.

10. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

11. Invest in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the securities of companies that invest in or sponsor these programs.

12.   Purchase or sell commodities or commodity futures contracts.

13.   Write or sell puts, calls, straddles, spreads or combinations thereof.

14. Invest in companies for the purpose of exercising control, except transactions involving investment companies for the purpose of effecting mergers or other corporate reorganizations between the Fund and such other investment companies.

15.   Issue any senior securities.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The Predecessor Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The Predecessor Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The Predecessor Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor makes recommendations to the Trustees with respect to the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGERS OPTION

The Trust may, on behalf of a Fund, seek to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

-----------------------------------------------------------------------------------------------------------
                                      ADVISORY FEES PAID
FUND                                 (EXPENSES REIMBURSED)                     ADVISORY FEES WAIVED
--------------------------  ---------------------------------------   -------------------------------------
                                2003          2004         2005          2003         2004         2005
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Value Opportunities Fund    $   329,028   $   417,700   $   753,745   $         0  $        74  $         0
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Diversified Small Cap
Value Fund                  $ 3,290,435   $ 4,223,164   $ 4,175,677   $         0  $         0  $         0
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Clover Core Fixed Income
Fund                        $   155,373   $   145,196   $   115,666   $    37,511  $    19,561  $    16,812
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Ultra Short Duration
Fixed Income Fund           $   237,679   $   499,034   $   753,422   $ 1,555,099  $   543,705  $   127,162
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Short Duration Fixed
Income Fund                 $    99,877   $   229,237   $   274,892   $   623,250  $   292,629  $    74,818
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Healthcare &
Biotechnology Fund          $    66,269   $   196,563   $   490,316   $    17,829  $    54,088  $         0
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Small Cap Value
Opportunities Fund          ($   22,020)  $   100,931   $   111,849   $    38,637  $    65,163  $   172,166
--------------------------  -----------   -----------   -----------   -----------  -----------  -----------
Strategic Value and High
Income Fund                 ($   23,791)  ($   36,195)  ($   38,941)  $       110  $     3,586  $     1,147
-----------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31, 2003, the fiscal period ended September 30, 2004 and 2005, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table.

-----------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
FUND                                    (EXPENSES REIMBURSED)                   ADVISORY FEES WAIVED
-----------------------------  -------------------------------------  -------------------------------------
                                   2003        2004         2005         2003         2004         2005
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Diversified Value Fund         $   712,673  $   787,372  $   924,707  $   165,747  $   163,856  $   198,725
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Pitcairn Select Value          $   234,137  $   296,825  $   379,390  $   106,492  $    88,687  $    66,293
Fund
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Diversified Growth Fund        $   461,482  $   530,679  $   641,861  $   125,125  $   120,175  $   145,707
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Small Cap Fund                 $   460,367  $   525,275  $   535,667  $    52,270  $    62,617  $   130,209
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Family Heritage(R) Fund        $   493,897  $   533,076  $   606,230  $   100,922  $    97,039  $   125,467
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Pitcairn Taxable Bond
Fund                           $    59,632  $    84,935  $   156,037  $    97,083  $    74,435  $    33,576
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Tax-Exempt Fund                $   184,149  $   172,879  $   191,448  $   159,640  $   134,525  $   148,622
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Sands Capital Select
Growth Fund                    $   204,967  $   481,924  $ 1,234,930  $   102,912  $    87,076  $   120,454
-----------------------------  -----------  -----------  -----------  -----------  -----------  -----------
International Equity Fund      $   533,394  $   688,785  $   876,170  $   254,090  $   222,215  $   240,348
-----------------------------------------------------------------------------------------------------------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the Large Cap Quality Stock Fund and Mid Cap Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------
                                       ADVISORY FEES PAID
                                      (EXPENSES REIMBURSED)                  ADVISORY FEES WAIVED
                            ----------------------------------------   ----------------------------------
FUND                           2003           2004           2005         2003        2004        2005
--------------------------  ----------     ----------     ----------   ----------  ----------  ----------
Large Cap Quality Stock     $  114,591     $  267,000     $   46,202   $  210,530  $  257,000  $   52,576
Fund
--------------------------  ----------     ----------     ----------   ----------  ----------  ----------
Mid Cap Fund                $    2,490(1)  $    3,200(1)  $  (32,205)  $        0  $        0  $    4,160
---------------------------------------------------------------------------------------------------------

(1) Reflects amount paid to CIMCO by the predecessor CIP Mid Cap Core Portfolio pursuant to a unified fee structure for advisory and administrative services. The unified management fee did not include the cost of any interest, taxes, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

--------------------------------------------------------------------------------
NAME OF FUND                                                     ANNUAL FEE RATE
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                               0.80%
Touchstone Healthcare & Biotechnology Fund                            1.00%
Touchstone Value Opportunities Fund                                   0.74%
Touchstone Small Cap Value Fund                                       0.85%
Touchstone Clover Core Fixed Income Fund                              0.45%
Touchstone Ultra Short Duration Fixed Income Fund                     0.25%
Touchstone Short Duration Fixed Income Fund                           0.25%
Touchstone Large Cap Quality Stock Fund                               0.75%
Touchstone Diversified Value Fund                                     0.70%
Touchstone Diversified Growth Fund                                    0.70%
Touchstone Pitcairn Select Value Fund                                 0.70%
Touchstone Small Cap Fund                                             0.70%
Touchstone Family Heritage(R) Fund                                    0.90%
Touchstone Pitcairn Taxable Bond Fund                                 0.40%
Touchstone Tax-Exempt Bond Fund                                       0.30%
Touchstone International Equity Fund                                  0.95%
Touchstone Small Cap Value Opportunities Fund                         0.95%
Touchstone Strategic Value & High Income Fund                         0.10%
--------------------------------------------------------------------------------

As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

--------------------- ------------- --------------------------- --------------- ---------------- -------------
                                                                                                   HIGHEST/
                                                                                                    LOWEST
                                                                 BASE ADVISORY      ANNUAL         POSSIBLE
        FUND            BENCHMARK   REQUIRED EXCESS PERFORMANCE       FEE       ADJUSTMENT RATE  ADVISORY FEE
--------------------- ------------- --------------------------- --------------- ---------------- -------------
Sands Capital Select  Russell 1000           +/- 2.50%              0.85%          +/- 0.15%       1.00% /
Growth Fund           Growth Index                                                                  0.70%
--------------------- ------------- --------------------------- --------------- ---------------- -------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds other operating expenses ("Other Expenses") to the following levels. These "Other Expenses" limitations will remain in effect until March 1, 2008.


                                                               CONTRACTUAL LIMIT
                                                                      ON
                                                                    "OTHER
FUND                                                               EXPENSES"
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Y                                            0.10%
Touchstone Mid Cap Fund Class Z                                            0.35%
Touchstone Sands Capital Select Growth Fund Class Y                        0.25%
Touchstone Sands Capital Select Growth Fund  Class Z                       0.40%
Touchstone Pitcairn Select Value Fund Class II                             0.45%
Touchstone Pitcairn Taxable Fond Fund Class II                             0.50%
Touchstone Large Cap Quality Stock Fund Class A                            0.50%
Touchstone Diversified Value Fund Class A                                  0.40%
Touchstone Diversified Value Fund Class C                                  0.40%
Touchstone Diversified Growth Fund Class A                                 0.40%
Touchstone Small Cap Fund Class A                                          0.40%
Touchstone Small Cap Fund Class C                                          0.40%
Touchstone Family Heritage Fund Class A                                    0.40%
Touchstone Family Heritage Fund Class C                                    0.40%
Touchstone International Equity Fund Class A                               0.50%
Touchstone International Equity Fund Class C                               0.50%
Touchstone Tax-Exempt Bond Fund Class A                                    0.40%
Touchstone Strategic Value and High Income Fund  Class A                   0.40%
Touchstone Strategic Value and High Income Fund  Class C                   0.40%
Touchstone Strategic Value and High Income Fund Class Y                    0.15%
--------------------------------------------------------------------------------

THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises, except the Sands Capital Select Growth Fund receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-subadvised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

CLOVER CAPITAL MANAGEMENT, INC.
-------------------------------

Clover Capital Management, Inc. ("Clover Capital"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-advisor to the Clover Core Value, Clover Small Cap Value and Clover Core Fixed Income Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA. As of December 31, 2005, Clover Capital had discretionary management authority with respect to approximately $2.5 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Other Accounts.
---------------

Michael E. Jones, CFA, is the co-portfolio manager on the Clover Small Cap Value and Clover Core Value Funds. As of September 30, 2005, Mr. Jones co-managed 2 mutual funds with approximately $606 million in total assets, and 8 unregistered pooled vehicles with total assets of approximately $49.1 million. With respect to such accounts, 3 accounts, with assets of approximately $31.9 million, pay Clover Capital a fee based upon the performance of the account.

Lawrence R. Creatura, CFA, is the co-portfolio manager on the Clover Small Cap Value Fund. As of September 30, 2005, Mr. Creatura co-managed 1 mutual fund with approximately $450 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $24.2 million. With respect to such accounts, 1 account, with assets of approximately $17.7 million, pays Clover Capital a fee based upon the performance of the account.

Matthew P. Kaufler, CFA, is the co-portfolio manager on the Clover Core Value Fund. As of September 30, 2005, Mr. Kaufler co-managed 1 mutual fund with approximately $156 million in total assets and 4 unregistered pooled vehicles with total assets of approximately $22.3 million, none of which pays Clover Capital a fee based upon the performance of the account.

Joseph P. Cerqua, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2005, Mr. Cerqua co-managed 1 mutual fund with approximately $26 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $15.9 million, none of which pays Clover Capital a fee based upon the performance of the account.

John F. Garnish, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2005, Mr. Garnish co-managed 1 mutual fund with approximately $26 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $15.9 million, none of which pays Clover Capital a fee based upon the performance of the account.

Stephen K. Gutch is the co-portfolio manager on the Clover Small Cap Value Fund. As of September 30, 2005, Mr. Gutch did not manage any other mutual funds, separate accounts or unregistered pooled vehicles.

Albert Yu is the co-portfolio manager on the Clover Core Value Fund. As of September 30, 2005, Mr. Yu co-managed 2 unregistered pooled vehicles with total assets of approximately $9.3 million, neither of which pays Clover Capital a fee based upon the performance of the account.

Conflicts. While Clover Capital manages accounts that are entitled to receive performance-based adjustments, it does not believe that such adjustments present a significant incentive for Clover Capital to unfairly favor such accounts because it has a policy to manage each account based on its investment objectives and related restrictions. Clover Capital has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a rotational basis.

With respect to potential conflicts between various types of portfolios managed by Clover Capital, the firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, Clover Capital utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Compensation. As Chief Executive Officer, Mr. Jones receives a base salary and earns dividends through his ownership of Clover Capital Management, Inc. stock. The other portfolio managers are compensated with a base salary and participate in a bonus plan. The bonus varies based on performance of their respective strategy(s) as measured in a weighted average percentile rank versus the peer universe. The bonus amount is calculated at the end of each calendar quarter and is paid in cash. Portfolio managers are also shareholders of Clover Capital Management, Inc., and they earn dividends based upon their percentage ownership of the firm. Additionally, Mr. Creatura is entitled to a cash bonus based upon a combination of net revenues and fund performance for a limited partnership managed by Clover Capital.

Fund Ownership. The following table indicates for each Touchstone Clover Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

---------------------- --------------------------------- ---------------------------------
PORTFOLIO MANAGER      FUND                              DOLLAR RANGE OF FUND SHARES OWNED
---------------------- --------------------------------- ---------------------------------
Michael Jones          Small Cap Value Fund              $500,001-$1,000,000

                       Value Opportunities Fund          $500,001-$1,000,000
---------------------- --------------------------------- ---------------------------------
Lawrence Creatura      Diversified Small Cap Value Fund  $50,001-$100,000
---------------------- --------------------------------- ---------------------------------
PORTFOLIO MANAGER      FUND                              DOLLAR RANGE OF FUND SHARES OWNED
---------------------- --------------------------------- ---------------------------------
Stephen Gutch          Diversified Small Cap Value Fund  $50,001-$100,000
---------------------- --------------------------------- ---------------------------------
Matthew Kaufler        Value Opportunities Fund          $50,001-$100,000
---------------------- --------------------------------- ---------------------------------
Joseph Cerqua          Clover Core Fixed Income Fund     $10,001-$50,000
---------------------- --------------------------------- ---------------------------------
John Garnish           Clover Core Fixed Income Fund     None
---------------------- --------------------------------- ---------------------------------
Albert Yu              Value Opportunities Fund          $10,001-$50,000
---------------------- --------------------------------- ---------------------------------

For its services, Clover Capital is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Clover Fund, as set forth below.

--------------------------------------- ----------------
Fund                                    Sub-Advisory Fee
--------------------------------------- ----------------
Value Opportunities Fund                0.37%
--------------------------------------- ----------------
Diversified Small Cap Value Fund        0.45%
--------------------------------------- ----------------
Clover Core Fixed Income Fund           0.225%
--------------------------------------- ----------------

CHARTWELL INVESTMENT PARTNERS

Chartwell Investment Partners ("Chartwell), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-advisor to the Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of December 31, 2005, Chartwell had discretionary management authority with respect to approximately $5.1 billion of assets.

A team consisting of Craig Dembek, Roger Early and Christine Williams manages the Chartwell Ultra Short Duration and Chartwell Short Duration Funds. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds. Ultimate decision authority and accountability for management of the Funds lies with the senior manager, Roger Early.

Other Accounts. As of September 30, 2005, the Chartwell team managed 4 registered investment companies with approximately $496.3 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $121 million and 48 other accounts with approximately $625.7 million in total assets. With respect to the 2 unregistered pooled vehicles, both pay Chartwell a fee based upon the performance of the account.

Conflicts. Chartwell does not face any material conflict in management of the Funds. Chartwell has adopted policies to ensure the fair and appropriate allocation of all investment opportunities across all client portfolios, generally on a pro rata basis, using relative market values, with all portfolios receiving the same average price on a particular trade. Finally, while Chartwell is entitled to receive a performance-based adjustment with respect to certain pooled investment vehicles, such adjustments do not present a significant incentive for the portfolio managers to unfairly favor such accounts, as such potential adjustments are not material to the firm's results or any portfolio manager's compensation.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

Fund Ownership. As of September 30, 2005, the portfolio managers did not own any shares of the Ultra Short Duration or Short Duration Funds.

For its services, Chartwell is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Chartwell Fund, as set forth below.

----------------------------------------- ----------------
Fund                                      Sub-Advisory Fee
----------------------------------------- ----------------
Ultra Short Duration Fixed Income Fund    0.125%
----------------------------------------- ----------------
Short Duration Fixed Income Fund          0.125%
----------------------------------------- ----------------

HILLIARD LYONS ASSET MANAGEMENT
-------------------------------

Hilliard Lyons Asset Management ("HLAM"), 501 South Fourth Street, Louisville, KY 40202, serves as investment sub-advisor to the Large Cap Quality Stock Fund. HLAM is a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and Hilliard Lyons is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, HLAM has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. As of December 31, 2005, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4.7 billion.

Other Accounts. As of September 30, 2005, HLAM managed $29.9 million in the large cap core style in 2 separate accounts for institutions and retail/high net worth individuals.

Conflicts. HLAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

Compensation. HLAM's compensation plan is designed so that a portfolio manager's compensation is objective, aligned with HLAM's clients, and tied to HLAM's investment and business results, both annually and long-term. Key employees are incentivized through (1) industry competitive salary, (2) PNC Financial Services Group (parent company/affiliate of HLAM) Stock Plan, (3) annual variable cash qualitative bonus, and (4) annual contribution to the defined contribution plan covering HLAM employees, including portfolio managers, based in part upon the profitability of HLAM. The annual variable cash qualitative bonus is based on a target set at the beginning of the year based on subjective personnel review and paid at year end according to actual contribution to investment and client work, investment performance relative to the S&P 500 Index, and HLAM's overall profitability. Compensation is not based on the performance of or assets held in the Large Cap Quality Stock Fund. Compensation for portfolio managers is based on all accounts managed, including mutual funds and separate accounts.

Fund Ownership. The following table indicates for the Large Cap Quality Stock Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

------------------- ------------------------------- -----------------
                                                    DOLLAR RANGE OF
PORTFOLIO MANAGER   FUND                            FUND SHARES OWNED
------------------- ------------------------------- -----------------
Don Keeney          Large Cap Quality Stock Fund    $10,001-$50,000
------------------- ------------------------------- -----------------
Andrew Means        Large Cap Quality Stock Fund    $50,001-$100,000
------------------- ------------------------------- -----------------

For its services, HLAM is entitled to receive a base investment sub-advisory fee at an annualized rate, based on the average daily net assets of the Large Cap Quality Stock Fund, as set forth below.

----------------------------- ----------------
Fund                          Sub-Advisory Fee
----------------------------- ----------------
Large Cap Quality Stock Fund  0.35%
----------------------------- ----------------

TURNER INVESTMENT PARTNERS
--------------------------

Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap and Healthcare & Biotechnology Funds and as one of two sub-advisors to the Small Cap Value Opportunities Fund. As of December 31, 2005, Turner had approximately $18.3 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic is the lead manager on the Healthcare & Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin is co-manager on the Healthcare & Biotechnology Fund. As of September 30, 2005, Mr. Sustersic managed 6 registered investment companies with approximately $786 million in total assets, 10 unregistered pooled vehicles with total assets of approximately $105 million and 40 other accounts with approximately $1.8 billion in total assets. One each of the registered investment companies, unregistered pooled vehicles and other accounts, with assets of approximately $59 million, $12 million and $11 million, respectively, pays Turner a fee based upon the performance of the account. As of September 30, 2005, Ms. McMeekin co-managed 5 registered investment companies with approximately $210 million in total assets, 4 unregistered pooled vehicles with total assets of approximately $42 million and 7 other accounts with approximately $276 million in total assets. One of the registered investment companies, with assets of approximately $59 million, pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Kenneth W. Gainey, CFA and Steve Gold, CFA are responsible for the management of the Mid Cap Fund with Mr. DiBella acting as lead manager. As of September 30, 2005, Mr. DiBella and Mr. Gainey co-managed 3 other registered investment companies with approximately $198 million in total assets, 13 unregistered pooled vehicles with total assets of approximately $622 million and 17 other accounts with approximately $1.4 billion in total assets. With respect to registered investment companies, 1, with assets of approximately $73 million, pays Turner a fee based upon the performance of the account. As of September 30, 2005, Mr. Gold co-managed 11 unregistered pooled vehicles with total assets of approximately $606 million and 1 other account with approximately $85 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Thomas DiBella, CFA and Kenneth W. Gainey, CFA are primarily responsible for the management of Turner's portion of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. As of September 30, 2005, Mr. DiBella and Mr. Gainey each co-managed 4 other registered investment companies with approximately $126 million in total assets, 13 unregistered pooled vehicles with total assets of approximately $622 million and 17 other accounts with approximately $1.4 billion in total assets. With respect to registered investment companies, 2, with assets of approximately $74 million, pays Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership; equity owners share Turner's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of Turner has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of Turner, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Fund Ownership. The following table indicates for the Healthcare & Biotechnology, Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

------------------------- ------------------------------------ -----------------
                                                               DOLLAR RANGE OF
PORTFOLIO MANAGER         FUND                                 FUND SHARES OWNED
------------------------- ------------------------------------ -----------------
Thomas DiBella            Small Cap Value Opportunities Fund   $100,001-$500,000
                          Mid Cap Fund                         $100,001-$500,000
------------------------- ------------------------------------ -----------------
Kenneth Gainey            Small Cap Value Opportunities Fund   $100,001-$500,000
                          Mid Cap Fund                         $100,001-$500,000
------------------------- ------------------------------------ -----------------
Stephen Gold              Mid Cap Fund                         $100,001-$500,000
------------------------- ------------------------------------ -----------------
Frank Sustersic           Healthcare & Biotechnology Fund      $100,001-$500,000
------------------------- ------------------------------------ -----------------
Heather McMeekin          Healthcare & Biotechnology Fund      $10,001-$50,000
------------------------- ------------------------------------ -----------------

For its services, Turner is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Mid Cap, Small Cap Value Opportunities and Healthcare & Biotechnology Funds, as set forth below.

------------------------------------ ----------------
Fund                                 Sub-Advisory Fee
------------------------------------ ----------------
Mid Cap Fund                         0.45%
------------------------------------ ----------------
Small Cap Value Opportunities Fund*  0.50%
------------------------------------ ----------------
Healthcare & Biotechnology Fund      0.50%
------------------------------------ ----------------
* Applies only to assets allocated to Turner.

DIAMOND HILL CAPITAL MANAGEMENT

Diamond Hill Capital Management, Inc. ("Diamond Hill"), 375 North Front Street, Columbus, OH 43215, serves as one of the two sub-advisors to the Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2005, Diamond Hill had approximately $1.5 billion in assets under management. Diamond Hill did not serve as a sub-advisor (and did not receive any sub-advisory fees) at any time during the fiscal year ended September 30, 2005.

Ric Dillon and Thomas Schindler are co-portfolio managers of the portion of the Small Cap Value Opportunities Fund allocated to Diamond Hill.

Other Accounts. As of September 30, 2005, Mr. Dillon co-managed 2 other registered investment companies with approximately $421.7 million in total assets, 1 unregistered pooled vehicle with total assets of approximately $96.1 million and 219 other accounts with approximately $220 million in total assets. With respect to one unregistered pooled vehicle ($96.1 million in assets) and one other account ($26 million in assets), Diamond Hill is paid a performance-based advisory fee. None of the investment personnel receive any portion of the performance-based advisory fee directly. As of September 30, 2005, Mr. Schindler co-managed 1 other registered investment company with approximately $215.4 million in total assets, and 12 other accounts with approximately $17.1 million in total assets.

Conflicts. Due to its equity product structure, Diamond Hill feels that any material conflict of interest between strategies and accounts is minimized. The reason being is that Diamond Hill's all cap strategy pulls from the best ideas within the large cap and small cap strategies. In addition, the financial holdings within the large cap and small cap strategies must be pulled from the best ideas within the bank & financial strategy. Therefore, the all cap strategy may not hold any security that is not already in the large cap, small cap and bank & financial strategies, which avoids any preferential treatment of one strategy over another. Also, for the long-short strategies, no security can be shorted if it is held long in any other strategy at Diamond Hill. In regard to compensation, portfolio managers do not receive any incentive compensation that would cause them to treat one strategy or account preferentially over another strategy or account. Lastly, Diamond Hill has a trade allocation policy that addresses the issues surrounding similar holdings across different strategies/accounts to ensure fairness.

Compensation. All of the portfolio managers are paid a competitive base salary, based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and fund shareholders, portfolio managers also participate in an annual cash incentive compensation program that is tied directly to long-term relative pre-tax investment performance of the portfolios they manage. Long-term is defined as the trailing five years (or since the individual became the portfolio manager of the portfolio if less than five years). Relative investment performance is measured against the respective portfolio's benchmark and/or its peer group. They receive no other incentive compensation related to performance. Investment bonuses are based upon rolling five-year results and performance must exceed the benchmark to receive any performance bonus.

Fund Ownership. As of September 30, 2005, Messrs. Dillon and Schindler did not own any shares of the Small Cap Value Opportunities Fund. Diamond Hill was not a sub-advisor to the Small Cap Value Opportunities during the fiscal year ended September 30, 2005.

For its services, Diamond Hill is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Small Cap Value Opportunities Fund that is manages, as set forth below.

----------------------------------  --------------------------------------------
Fund                                Sub-Advisory Fee
----------------------------------  --------------------------------------------
Small Cap Value Opportunities Fund  0.55% on the first $50 million of allocated assets;
                                    0.50% on allocated assets above that amount
----------------------------------  --------------------------------------------

PITCAIRN INVESTMENT MANAGEMENT
------------------------------

Pitcairn Investment Management ("Pitcairn"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. PTC was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 80 years. Pitcairn was originally formed as a division of PTC in order to provide investment advisory and Manager selection services to the Pitcairn Funds, and currently provides investment sub-advisory services to the Constellation Pitcairn Funds. As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. As of December 31, 2005, Pitcairn had approximately $1.1 billion in assets under management.

A team composed of senior members of Pitcairn's investment management group manages each equity fund. These individuals serve as co-managers with equal decision-making authority. Portfolio action is taken on a consensus basis.

Other Accounts. Eric Feder and David Larrabee are the co-managers of the Diversified Growth Fund, Diversified Value Fund and Family Heritage(R) Fund; Christopher Driver, Eric Feder and David Larrabee are the co-managers of the Pitcairn Select Value Fund; and Christopher Driver and Eric Feder are the co-managers of the Small Cap Fund. As of September 30, 2005, Mr. Feder co-managed the 5 registered investment companies listed above with approximately $530 million in total assets and 1 other account with approximately $144 million in total assets. As of September 30, 2005, Mr. Larrabee co-managed the 4 registered investment companies listed above with approximately $434 million in total assets and two other accounts with approximately $69 million in total assets. As of September 30, 2005, Mr. Driver co-managed the 2 registered investment companies listed above with approximately $161 million in total assets and 2 other accounts with approximately $2 million in total assets.

John Raebiger is the manager for the Pitcairn Taxable Bond Fund and the Tax-Exempt Bond Fund. As of September 30, 2005, Mr. Raebiger did not manage any other investment companies, other pooled investment vehicles or other similar accounts.

The portfolio managers manage no accounts, other than the Touchstone Pitcairn Funds, in which the fee is based upon the performance of the account.

Conflicts. While it is conceivable that a conflict of interest may arise in cases where portfolio managers are responsible for more than one product, Pitcairn believes such a conflict is mitigated to the point of being effectively eliminated due to various factors. First, in the case of equity funds, all portfolios are managed on a team basis. Also, Pitcairn's investment management process is focused on the disciplined management of portfolios within a very well defined structure. Accordingly, the inappropriate placement of a particular investment "opportunity" in a particular portfolio without an extensive review of the suitability and portfolio's risk profile should not take place. Investment decisions are always made in a portfolio context.

Compensation. Compensation of portfolio managers has three components: Base salary, incentive cash compensation and equity.

Base salary is the traditional fixed base compensation paid to an employee on a semimonthly basis.

Incentive cash compensation is paid each year with the amount based upon two factors: a target percentage of base salary and a success factor. The success factor is calculated at the close of each calendar year and is based upon two criteria: investment performance (80%) and adherence to Pitcairn's investment management policies (20%). The investment performance measure is based upon a number of criteria including performance of each portfolio versus benchmarks as well as peer groups. The measures of performance in the aggregate determine the amount of cash incentive compensation to be awarded to the group. The award recommended for each professional is based upon various measurements of their contribution to overall performance, which ultimately determines his or her individual success score. Success scores may exceed 100%. Minimum success is zero. The ultimate payment of incentive cash compensation is funded from the profits of Pitcairn, based upon a formula approved in advance by Pitcairn's Board of Directors through its Compensation Committee.

The third component of compensation is equity in Pitcairn Financial Group, Inc. (which wholly owns Pitcairn Trust Company), via issuance of restricted stock. All Pitcairn officers participate in the restricted stock plan. Each professional has an annual target for potential awards of stock denominated as a percentage of base salary. Each year's ultimate award is based upon a percentage-success score that is determined based upon the accomplishment of a series of corporate goals for Pitcairn Financial Group that are set at the beginning of each calendar year. Investment performance is always an important part of those goals. Percentage success for each year is based upon the aggregate success versus corporate goals and is the same for all participants.

Shares are awarded early in each calendar year for business plan success in the prior year. Those shares then vest at a rate of 20% each year. While the plan provides for some liquidity under very limited circumstances, the objective is for shares to be retained until termination of employment.

Fund Ownership. The following table indicates the dollar range of shares beneficially owned by each of the Touchstone Pitcairn Fund's portfolio managers as of September 30, 2005.

--------------------- ----------------------------- -----------------
                                                    DOLLAR RANGE OF
PORTFOLIO MANAGER     FUND                          FUND SHARES OWNED
--------------------- ----------------------------- -----------------
Christopher Driver    Pitcairn Select Value Fund    None

                      Small Cap Fund                None
--------------------- ----------------------------- -----------------
                                                    DOLLAR RANGE OF
PORTFOLIO MANAGER     FUND                          FUND SHARES OWNED
--------------------- ----------------------------- -----------------
Eric Feder            Diversified Growth Fund       $10,001-$50,000

                      Diversified Value Fund        $10,001-$50,000

                      Family Heritage(R) Fund       $10,001-$50,000

                      Pitcairn Select Value Fund    $10,001-$50,000

                      Small Cap Fund                $1-$10,000
--------------------- ----------------------------- -----------------
David Larrabee        Diversified Growth Fund       None

                      Diversified Value Fund        $10,001-$50,000

                      Family Heritage(R) Fund       $50,001-$100,000

                      Pitcairn Select Value Fund    $10,001-$50,000
--------------------- ----------------------------- -----------------
John Raebiger         Pitcairn Taxable Bond Fund    $1-$10,000

                      Tax-Exempt Bond Fund          None
--------------------- ----------------------------- -----------------

For its services, Pitcairn is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Pitcairn Fund, as set forth below.

---------------------------- ---------------------------------------------------
Fund                         Sub-Advisory Fee
---------------------------- ---------------------------------------------------
                             0.55% on the first $150 million, and 0.40% on the
Diversified Value Fund       value of assets above that amount
---------------------------- ---------------------------------------------------
                             0.55% on the first $61 million, and 0.40% on the
Pitcairn Select Value Fund   value of assets above that amount
---------------------------- ---------------------------------------------------
                             0.55% on the value of the first $102 million, and
Diversified Growth Fund      0.40% on the value of assets above that amount
---------------------------- ---------------------------------------------------
                             0.55% on the first $90 million, and 0.45% on the
Small Cap Fund               value of assets above that amount
---------------------------- ---------------------------------------------------
                             0.70% on the first $127 million, and 0.45% on the
Family Heritage(R) Fund      value of assets above that amount
---------------------------- ---------------------------------------------------
                             0.30% on the first $43 million, and 0.25% on the
Pitcairn Taxable Bond Fund   value of assets above that amount
---------------------------- ---------------------------------------------------
Tax-Exempt Bond Fund         0.25% on the value of the assets in the Fund
---------------------------- ---------------------------------------------------

SANDS CAPITAL MANAGEMENT
------------------------

Sands Capital Management, LLC ("Sands Capital Management"), located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2005, Sands Capital Management had approximately $19.3 billion in assets under management.

Other Accounts. Sands Capital employs a single investment strategy - the Sands Capital Large Cap Growth Equity strategy - for all client portfolios, including funds as well as institutional and individual accounts. The entire Sands Capital investment team is focused only on this Large Cap Growth Equity strategy.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Sr., CFA; Frank M. Sands, Jr., CFA; and David E. Levanson, CFA. Messrs. Sands, Sands and Levanson also manage other mutual funds as well as separate accounts. As of September 30, 2005, the investment team managed or sub-advised 7 registered mutual funds with approximately $2.0 billion in total assets, and 1,284 separate accounts totaling $14.4 billion in assets. The investment team also managed 4 unregistered pooled vehicles with total assets of approximately $473 million. With respect to such accounts, 7 accounts, with assets of approximately $1.15 billion, pays Sands Capital a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, varying fee arrangements and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. All Sands Capital employees receive a fixed cash salary, an annual variable cash qualitative bonus, and a variable cash profit sharing plan distribution. Employees may receive a qualitative bonus based on an annual employee evaluation of individual performance, which is based on each employee's job responsibilities. The profit sharing plan is a discretionary vehicle funded based on annual levels of Sands Capital's profitability, where participating individuals receive distributions based on their seniority and overall impact on Sands Capital's profitability. All employees are also eligible to participate in a 401(K) plan.

Investment professionals, including portfolio managers, and other senior executives also are eligible to receive additional variable cash distributions based upon the net income of the firm. This true equity plan replaced the synthetic equity plan in place since the second quarter of 2001. In addition, investment professionals may also receive a variable cash investment results bonus. The investment results bonus is based upon one- and three-year components, calculated by reference to the relative performance of Sands Capital's institutional composite (before taxes) and the Russell 1000 Growth index over rolling one and three year periods.

Fund Ownership. As of September 30, 2005, Frank Sands, Sr., Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.

Set forth below is information about the sub-advisory fee arrangements of the Sands Capital Select Growth Fund. The "Highest/Lowest Possible Sub-Advisory Fee" column in the table that follows represents the maximum and minimum amount that Sands Capital may receive pursuant to the sub-advisory agreement. Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee.

----------------------  -------------  ---------------------------  ---------------  ----------------  -------------
                                                                                                       HIGHEST /
                                                                                                       LOWEST
                                                                    BASE ADVISORY    ANNUAL            POSSIBLE
FUND                    BENCHMARK      REQUIRED EXCESS PERFORMANCE  FEE              ADJUSTMENT RATE   ADVISORY FEE
----------------------  -------------  ---------------------------  ---------------  ----------------  -------------
Sands Capital Select    Russell 1000   +/- 2.50%                    0.85%            +/- 0.15%         1.00% /
Growth Fund             Growth Index                                                                   0.70%
----------------------  -------------  ---------------------------  ---------------  ----------------  -------------

AXA ROSENBERG INVESTMENT MANAGEMENT
-----------------------------------

AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), 4 Orinda Way, Building E, Orinda, CA 94563, serves as sub-advisor to the International Equity Fund. AXA Rosenberg, founded in the U.S. in 1985, is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose, Inc. is wholly owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA France IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly). Rosenberg Alpha L.P. is controlled by Barr Rosenberg, as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg. As of December 31, 2005, AXA Rosenberg had approximately $84.3 billion in assets under management. AXA Rosenberg did not serve as a sub-advisor (and did not receive any sub-advisory fees) at any time during the fiscal year ended September 30, 2005.

A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the International Equity Fund. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

Other Accounts. As of September 30, 2005, Dr. Ricks was responsible for the day-to-day management of 13 investment companies with total assets of approximately $3.2 billion, 8 other pooled investment vehicles (including separate accounts and hedge funds) with total assets of approximately $935.6 million and 98 other accounts with total assets of approximately $12.7 billion. One other pooled investment vehicle (assets of $13.4 million) and 27 other accounts (assets of $4.7 billion) pay a performance-based advisory fee.

Conflicts. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Fund, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Fund and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Fund. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Fund. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation. AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with AXA Rosenberg and management and supervisory responsibilities are relevant to compensation decisions.

Fund Ownership. As of September 30, 2005, Dr. Ricks did not own any shares of the International Equity Fund. AXA Rosenberg was not a sub-advisor to the International Equity Fund during the fiscal year ended September 30, 2005.

For its services, AXA Rosenberg is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the International Equity Fund, as set forth below.

--------------------------- ---------------------------------
Fund                        Sub-Advisory Fee
--------------------------- ---------------------------------
International Equity Fund   0.50% on the first $200 million;
                            0.40% on assets above that amount
--------------------------- ---------------------------------

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administrator receives a fee from the Trust at an annual rate of 0.15% of average daily net assets up to $2 billion and 0.12% of average net assets over $2 billion. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party. Prior to March 1, 2006, CIMCO was the Trust's administrator.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed Integrated Investment Services, Inc. ("Integrated"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. Integrated is an affiliate of the Administrator by reason of common ownership. Integrated prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. Integrated also provides accounting and pricing services to the Funds. The sub-administration fees for Integrated are paid by the Administrator.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Trust paid the following administrative fees (net of waivers):
--------------------------------  --------------------------------
FUND                              ADMINISTRATIVE FEES PAID
                                  --------------------------------
                                  2003          2004      2005
--------------------------------  ------------  --------  --------
Value Opportunities Fund          $64,152       $81,231   $143,187
--------------------------------  ------------  --------  --------
Diversified Small Cap Value
Fund                              $558,673      $715,165  $759,991
--------------------------------  ------------  --------  --------
Clover Core Fixed Income Fund     $61,890       $52,489   $43,300
--------------------------------  ------------  --------  --------
Ultra Short Duration Fund         $804,711      $599,320  $518,013
--------------------------------  ------------  --------  --------
Short Duration Fund               $417,737      $299,547  $205,706
--------------------------------  ------------  --------  --------
Healthcare & Biotechnology Fund   $16,824       $33,931   $62,834
--------------------------------  ------------  --------  --------
Small Cap Value Opportunities     $2,513        $25,070   $43,413
Fund
--------------------------------  ------------  --------  --------
Strategic Value and High          $158          $5,047    $1,310
Income Fund
--------------------------------  ------------  --------  --------
                                  $100,391
                                  (fiscal year
                                  ending
Diversified Value Fund            10-31-2003)   $125,921  $238,877
--------------------------------  ------------  --------  --------
                                  $70,000
                                  (fiscal year
                                  ending
Pitcairn Select Value Fund        10-31-2003)   $67,439   $94,767
--------------------------------  ------------  --------  --------
                                  $70,882
                                  (fiscal year
                                  ending
Diversified Growth Fund           10-31-2003)   $86,082   $165,437
--------------------------------  ------------  --------  --------
                                  $70,000
                                  (fiscal year
                                  ending
Small Cap Fund                    10-31-2003)   $77,532   $141,583
--------------------------------  ------------  --------  --------
                                  $70,000
                                  (fiscal year
                                  ending
Family Heritage Fund              10-31-2003)   $71,391   $120,679
--------------------------------  ------------  --------  --------

--------------------------------  --------------------------------
FUND                              ADMINISTRATIVE FEES PAID
                                  --------------------------------
                                  2003          2004      2005
--------------------------------  ------------  --------  --------
                                  $70,000
                                  (fiscal year
                                  ending
Pitcairn Taxable Bond Fund        10-31-2003)   $63,122   $70,904
--------------------------------  ------------  --------  --------
                                  $91,677
                                  (fiscal year
                                  ending
Tax-Exempt Bond Fund              10-31-2003)   $94,703   $169,570
--------------------------------  ------------  --------  --------
                                  $70,000
                                  (fiscal year
Sands Capital Select Growth       ending
Fund                              10-31-2003)   $76,571   $231,147
--------------------------------  ------------  --------  --------
                                  $80,000
                                  (fiscal year
                                  ending
International Equity Fund         10-31-2003)   $89,102   $174,355
--------------------------------  ------------  --------  --------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005 the Large Cap Quality Stock Fund and Mid Cap Fund paid the following administrative fees (net of waivers):

-------------------------------- -------------------------
FUND                             ADMINISTRATIVE FEES PAID
                                 -------------------------
                                 2003     2004     2005
-------------------------------- ------  --------  -------
Large Cap Quality Stock Fund     $0       $5,000   $19,370
-------------------------------- ------  --------  -------
Mid Cap Fund (1)                 N/A      N/A      $508
-------------------------------- ------  --------  -------

(1) The predecessor CIP Mid Cap Core Portfolio was not subject to separate administrative fees under the previous unified fee structure.

DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine. Prior to March 1, 2006, the distributor was Constellation Investment Distribution Company, Inc.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Large Cap Quality Stock Fund, Diversified Value Fund, Pitcairn Select Value Fund, Diversified Growth Fund, Small Cap Fund, Family Heritage (R) Fund, Pitcairn Taxable Bond Fund, Tax-Exempt Bond Fund, Sands Capital Select Growth Fund, Healthcare & Biotechnology Fund, Mid Cap Fund, Small Cap Value Opportunities Fund, International Equity Fund, and Strategic Value and High Income Fund, have adopted a Distribution and Shareholder Service Plan for Shares (the "Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Plan, a plan under which the provisions providing for distribution services were adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor may receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class A Shares and up to one-hundred basis points (1.00%) of each Fund's average daily net assets attributable to Class C shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Plan, the Distributor may receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v) assisting shareholders in changing dividend options, account designations and addresses;
(vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders.

For the fiscal year ended September 30, 2005, the Funds paid the following in Distribution and Shareholder Servicing fees:

------------------------------------- ------------------------------------------
                                       2005                       SHAREHOLDER
FUND                                   DISTRIBUTION               SERVICING
                                       FEES PAID                  FEES PAID
-------------------------------------  ------------------------   --------------
Value Opportunities Fund               $0                         $0
-------------------------------------  ------------------------   --------------
Diversified  Small Cap Value Fund      $0                         $0
-------------------------------------  ------------------------   --------------
Clover Core Fixed Income Fund          $0                         $0
-------------------------------------  ------------------------   --------------
Ultra Short Duration Fund              $0                         $6,358
-------------------------------------  ------------------------   --------------
Short Duration Fund                    $0                         $13,812
-------------------------------------  ------------------------   --------------
Large Cap Quality Stock Fund*          $0                         $32,926
-------------------------------------  ------------------------   --------------
Diversified Value Fund                 $0                         $406,212
-------------------------------------  ------------------------   --------------
Pitcairn Select Value Fund             $0                         $161,154
-------------------------------------  ------------------------   --------------
Diversified Growth Fund                $0                         $281,336
-------------------------------------  ------------------------   --------------
Small Cap Fund                         $0                         $240,774
-------------------------------------  ------------------------   --------------
Family Heritage(R) Fund                $0                         $205,218
-------------------------------------  ------------------------   --------------
Pitcairn Taxable Bond Fund             $0                         $120,566
-------------------------------------  ------------------------   --------------
Tax-Exempt Bond Fund                   $0                         $288,348
-------------------------------------  ------------------------   --------------
Sands Capital Select Growth Fund       $0                         $250,685
-------------------------------------  ------------------------   --------------
Mid Cap Fund                           $0                         $0
-------------------------------------  ------------------------   --------------
Healthcare & Biotechnology Fund        $0                         $106,883
-------------------------------------  ------------------------   --------------
International Equity Fund              $0                         $296,490
-------------------------------------  ------------------------   --------------
Small Cap Value Opportunities Fund     $0                         $73,899
-------------------------------------  ------------------------   --------------
Strategic Value and High Income Fund   $0                         $0
-------------------------------------  ------------------------   --------------

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide essential management services to the Trust, and review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), are referred to as "Independent Trustees." All funds managed by Touchstone Advisors are part of the "Touchstone Fund Complex." A list of the Trusts in the Touchstone Fund Complex is contained in a footnote to the following table.

------------------------ ------------ ------------- ---------------------------------------------- ------------- ------------------
INTERESTED
TRUSTEES(1):
------------------------ ------------ ------------- ---------------------------------------------- ------------- ------------------
NAME                     POSITION     TERM OF       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    NUMBER        OTHER
ADDRESS                  HELD WITH    OFFICE                                                       OF FUNDS      DIRECTORSHIPS
AGE                      TRUST        AND LENGTH                                                   OVERSEEN      HELD(4)
                                      OF TIME                                                      IN THE
                                      SERVED(2)                                                    TOUCHSTONE
                                                                                                   FUND
                                                                                                   COMPLEX(3)
------------------------ ------------ ------------- ---------------------------------------------- ------------- ------------------
Jill T. McGruder         Trustee      Until  she    Senior Vice President of The Western and       54            Director of
Touchstone Advisors,     and          resigns or    Southern Life Insurance Company.  President                  LaRosa's (a
Inc                      President    is removed    and a director of IFS Financial Services,                    restaurant
303 Broadway                                        Inc. (a holding company).  She is a                          chain)
Cincinnati, OH                        Trustee       director of Capital Analysts Incorporated
DOB: 07/09/1955                       since 2006    (an investment advisor and broker-dealer),
                                                    Integrated Fund Services, Inc. (the Trust's
                                                    sub-administrator),  IFS Fund Distributors,
                                                    Inc. (a broker-dealer), Touchstone
                                                    Advisors, Inc. (the Trust's investment
                                                    advisor) and Touchstone Securities, Inc.
                                                    (the Trust's distributor).  She is also
                                                    President and a director of IFS Agency
                                                    Services, Inc. (an insurance agency), W&S
                                                    Financial Group Distributors, Inc. (an
                                                    annuity distributor) and IFS Systems, Inc.
                                                    She is Senior Vice President and a director
                                                    of Fort Washington Brokerage Services, Inc.
                                                    (a broker-dealer). She is President and
                                                    Chief Executive Officer of Integrity Life
                                                    Insurance Company and National Integrity
                                                    Life Insurance Company.  She is President
                                                    of Touchstone Tax-Free Trust, Touchstone
                                                    Investment Trust, Touchstone Variable
                                                    Series Trust,  Touchstone Strategic Trust
                                                    and Constellation Institutional
                                                    Portfolios.  She was President of
                                                    Touchstone Advisors, Inc., and Touchstone
                                                    Securities, Inc. until 2004.
------------------------ ------------ ------------- ---------------------------------------------- ------------- ------------------

------------------------ ------------ ------------ --------------------------- ----------------- ----------------------------------
INDEPENDENT
TRUSTEES:
------------------------ ------------ ------------ --------------------------- ----------------- ----------------------------------
NAME                     POSITION     TERM OF       PRINCIPAL OCCUPATION(S)    NUMBER            OTHER
ADDRESS                  HELD WITH    OFFICE        DURING PAST 5 YEARS        OF FUNDS          DIRECTORSHIPS
AGE                      TRUST        AND LENGTH                               OVERSEEN          HELD(4)
                                      OF TIME                                  IN THE
                                      SERVED(2)                                TOUCHSTONE
                                                                               FUND
                                                                               COMPLEX(3)
------------------------ ------------ ------------ --------------------------- ----------------- ----------------------------------
Phillip R. Cox           Trustee      Until he     President and Chief         54                Director of the Federal Reserve
105 East Fourth                       resigns      Executive Officer of Cox                      Bank of Cleveland and Cinergy
Street                                or is        Financial Corp. (a                            Corporation (a utility
Cincinnati, OH                        removed      financial services                            company); Chairman of The
DOB: 11/24/1947                                    company).                                     Cincinnati Bell Telephone
                                      Trustee                                                    Company LLC; Director of The
                                      since 2006                                                 Timken Company (a manufacturer
                                                                                                 of bearings, alloy steels and
                                                                                                 related products and services);
                                                                                                 Director of Diebold,
                                                                                                 Incorporated (a provider of
                                                                                                 integrated self-service
                                                                                                 delivery and security systems).
------------------------ ------------ ------------ --------------------------- ----------------- ----------------------------------
Donald C. Siekmann       Trustee      Until  he    Executive for Duro Bag      54                Trustee of Jewish
c/o Touchstone                        resigns      Manufacturing Co. (a bag                      Hospital; Greater Cincinnati
Advisors, Inc.                        or is        manufacturer);                                Arts & Education Center and
303 Broadway                          removed      President of Shor                             Cincinnati Arts Association
Cincinnati, OH                                     Foundation for Epilepsy
DOB: 07/02/1938                       Trustee      Research (a charitable
                                      since 2006   foundation);  Trustee of
                                                   Riverfront Funds (mutual
                                                   funds) from 1999 - 2004.
------------------------ ------------ ------------ --------------------------- ----------------- ----------------------------------
Robert E.                Trustee      Until  he    Retired Partner of KPMG     54                Trustee of Tri-Health Physician
Stautberg                             resigns      LLP (a certified public                       Enterprise Corporation.
c/o Touchstone                        or is        accounting firm).  He is
Advisors, Inc.                        removed      Vice President of St.
303 Broadway                                       Xavier High School.
Cincinnati, OH                        Trustee
DOB: 09/06/1934                       since 2006
------------------------ ------------ ------------ --------------------------- ----------------- ----------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the Advisor and Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Constellation Institutional Portfolios, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of the Trusts in the Touchstone Fund Complex.

----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
PRINCIPAL
OFFICERS:
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
NAME                    POSITION     TERM OF OFFICE      PRINCIPAL OCCUPATION(S) DURING PAST    NUMBER OF          OTHER
ADDRESS                 HELD WITH    AND LENGTH OF       5 YEARS                                FUNDS OVERSEEN    DIRECTORSHIP
AGE                     TRUST(1)     TIME SERVED                                                IN THE               HELD
                                                                                                TOUCHSTONE
                                                                                                FUND COMPLEX(2)
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
Jill T. McGruder        President    Until               See biography above.                   54                See biography
Touchstone              and          resignation,                                                                 above.
Advisors, Inc.          Trustee      removal or
303 Broadway                         disqualification
Cincinnati, OH
DOB: 07/09/1955                      President since
                                     2006
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
Brian E. Hirsch         Vice         Until               Vice President-Compliance of IFS       54                None
Touchstone Advisors,    President    resignation,        Financial Services, Inc., Director
Inc.                    and Chief    removal or          of Compliance of Fort Washington
303 Broadway            Compliance   disqualification    Brokerage Services, Inc.; Chief
Cincinnati, OH          Officer                          Compliance Officer of Puglisi & Co.
DOB:12/29/1956                       Vice President      from 2001 until 2002; Vice
                                     since 2006          President - Compliance of Palisade
                                                         Capital Management LLC (an
                                                         investment advisor) from 1997 until
                                                         2000.
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
James H. Grifo          Vice         Until               President of Touchstone Securities,    54                None
Touchstone              President    resignation,        Inc. and Touchstone Advisors,
Securities, Inc.                     removal or          Inc.;  Managing Director, Deutsche
303 Broadway                         disqualification    Asset Management until 2001.
Cincinnati, OH
DOB: 05/02/1951                      Vice President
                                     since 2006
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
William A. Dent         Vice         Until               Senior Vice President of Touchstone    54                None
Touchstone Advisors,    President    resignation,        Advisors, Inc.; Marketing Director
Inc.                                 removal or          of Promontory Interfinancial
303 Broadway                         disqualification    Network from 2002-2003; Senior Vice
Cincinnati, OH                                           President of McDonald Investments
DOB: 01/12/1963                      Vice President      from 1998 - 2001;
                                     since 2006
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
Terrie A. Wiedenheft    Controller   Until               Senior Vice President, Chief           54                None
Touchstone              and          resignation,        Financial Officer and Treasurer of
Advisors, Inc.          Treasurer    removal or          Integrated Fund Services, Inc., IFS
303 Broadway                         disqualification    Fund Distributors, Inc. and Fort
Cincinnati, OH                                           Washington Brokerage Services, Inc.
DOB: 05/27/1962                      Controller and      She is Chief Financial Officer of
                                     Treasurer since     IFS Financial Services, Inc.,
                                     2006                Touchstone Advisors, Inc. and
                                                         Touchstone Securities, Inc. and
                                                         Assistant Treasurer of Fort
                                                         Washington Investment Advisors, Inc.
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------
Jay S. Fitton           Secretary    Until               Senior Counsel at Integrated           54                None
Integrated                           resignation,        Investment Services, Inc.
Investment Services,                 removal or
Inc.                                 disqualification
303 Broadway
Cincinnati, OH                       Secretary since
DOB: 01/31/1970                      2006
----------------------- ------------ ------------------- -------------------------------------- ----------------- -----------------

(1) Each officer also holds the same office with Constellation Institutional Portfolios, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Constellation Institutional Portfolios, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

SECURITIES OWNED BY TRUSTEES. As of December 31, 2005 none of the current Trustees held any shares of the Funds, or an affiliate of the Funds. As of December 31, 2005, none of the current Trustees held shares of the Advisor, Touchstone Securities, Inc. (the Distributor) or any of their affiliates.

COMPENSATION OF THE INDEPENDENT TRUSTEES. The Board holds regular quarterly meetings each year, and the Independent Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust pays the fees for the Independent Trustees. The Trust does not compensate the Trustees who are officers or employees of the Advisor or its affiliates. The Independent Trustees receive an annual retainer of $22,000 payable quarterly. In addition, Independent Trustees receive $2,500 for each regular or special in person board meeting and for any special board meeting held by telephone where a vote is taken, $1,500 for telephone meetings where no vote is taken and $1,200 for Independent Trustee meetings not in connection with regularly scheduled board meetings. The Trustees are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. Compensation of officers and interested Trustees of the Trust is paid by the Advisor. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2006, there were ___ regular meetings and ____ special meetings of the Board of Trustees. The following table shows the compensation paid to the Board of Trustees who served during the fiscal year ended September 30, 2006:

--------------------------- --------------------------- ---------------------------------------------------
                            AGGREGATE COMPENSATION
                            FROM THE TRUST FOR THE      TOTAL COMPENSATION FROM THE CONSTELLATION FAMILY(2)
                            FISCAL YEAR ENDED            FOR THE FISCAL YEAR ENDED
NAME                        SEPTEMBER 30, 2006          SEPTEMBER 30, 2006
--------------------------- --------------------------- ---------------------------------------------------
Jill T. McGruder
--------------------------- --------------------------- ---------------------------------------------------
Phillip R. Cox(1)
--------------------------- --------------------------- ---------------------------------------------------
Donald Siekmann(1)
--------------------------- --------------------------- ---------------------------------------------------
Robert E. Stautbert(1)
--------------------------- --------------------------- ---------------------------------------------------

(1) Member of the Audit Committee.

(2) The Constellation Family consists of the Trust and Constellation Institutional Portfolios.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

The Audit Committee is comprised of each of the Independent Trustees. The Independent Trustees receive a fee of $1,500 per audit committee meeting attended, and the chairperson of the Audit Committee receives an annual retainer of $2,000 plus an additional $1,000 per meeting of the Audit Committee. The Audit Committee met twice during the most recently ended fiscal year, and all of the members of the Audit Committee were present for each meeting.

The Board has a standing Fair Value Pricing Committee that is composed of at least one Independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Trustee that serves on the Fair Value Pricing Committee receives a fee of $250 per meeting. The Fair Value Pricing Committee met six times during the most recently ended fiscal year.

The Trust has a Nominating Committee that recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board of the Trust. The Nominating Committee is currently comprised of each of the Independent Trustees. The Nominating Committee held one meeting during the Trust's fiscal year ended September 30, 2006. The Independent Trustees receive a fee of $1,000 per Nominating Committee meeting attended, and the chairperson of the Nominating Committee receives an annual retainer of $1,000 plus an additional $500 per meeting of the Nominating Committee. The Board has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to the Chairman of the Nominating Committee, c/o Touchstone Funds Group Trust, 303 Broadway, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through Integrated Investment Services, Inc. P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, Touchstone Funds Group Trust, Turner, Clover Capital, Chartwell, HLAM, Pitcairn, Sands Capital Management, AXA Rosenberg, Diamond Hill, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Prospectus. The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts) and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers, or securities of one or more publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such tax will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. The maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed underthese rules will be added to your tax basis in the new shares you buy.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

For corporate investors in some of the Funds, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. At September 30, 2005, the following Funds had capital loss carryforwards available to offset future realized capital gains as shown in the table below:

--------------------------------------  ----------------------------------------
Fund                                    Amount of Capital Loss Carryforwards
--------------------------------------  ----------------------------------------
Ultra Short Duration Fund               $6,706
--------------------------------------  ----------------------------------------
Short Duration Fund                     $2,090
--------------------------------------  ----------------------------------------
Diversified Growth Fund                 $71,911
--------------------------------------  ----------------------------------------
Family Heritage(R) Fund                 $14,860
--------------------------------------  ----------------------------------------
Pitcairn Taxable Bond Fund              $473
--------------------------------------  ----------------------------------------
Sands Capital Select Growth Fund        $26,131
--------------------------------------  ----------------------------------------
International Equity Fund               $24,106
--------------------------------------  ----------------------------------------

The Touchstone Tax-Exempt Bond Fund intends to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable it to designate distributions from the interest income generated by investments in municipal obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax.

If the Touchstone Tax-Exempt Bond Fund purchases a municipal obligation at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Because the taxable portion of the Touchstone Tax-Exempt Bond Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

It may not be advantageous from a tax perspective for shareholders in the Touchstone Tax-Exempt Bond Fund to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

Because the Touchstone Tax-Exempt Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Internal Revenue Code), the interest on which is not federally tax-exempt to person who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Internal Revenue Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Touchstone Tax-Exempt Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculation a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Touchstone Tax-Exempt Bond Fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Internal Revenue Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any mutual fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interests dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purposed of purchasing or carrying particular assets, the purchase of shares of the Touchstone Tax-Exempt Bond Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-advisor, a Fund or other accounts managed by the Advisor and the Sub-advisor will be benefited by supplemental research services, the Advisor and the Sub-advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Adviser nor any Sub-advisor may consider the sale of Fund shares in selecting among executing broker-dealers.

For the fiscal years ended September 30, 2004 and 2005 the Trust's portfolio turnover rates were as follows:

---------------------------------------------- ---------------------------------
FUND                                           PORTFOLIO TURNOVER RATE
                                               ---------------------------------
                                               2004                    2005
---------------------------------------------- ----------------------- ---------
Value Opportunities Fund                       55%                     75%
---------------------------------------------- ----------------------- ---------
Diversified Small Cap Value Fund               61%                     78%
---------------------------------------------- ----------------------- ---------
Clover Core Fixed Income Fund                  45%                     70%
---------------------------------------------- ----------------------- ---------
Ultra Short Duration Fund - Class I Shares     44%                     68%
---------------------------------------------- ----------------------- ---------
Short Duration Fund -  Class I Shares          84%                     46%
---------------------------------------------- ----------------------- ---------
Healthcare & Biotechnology Fund                163%                    169%
---------------------------------------------- ----------------------- ---------
Small Cap Value Opportunities Fund             272%                    193%
---------------------------------------------- ----------------------- ---------
Strategic Value and High Income Fund           411%                    130%
---------------------------------------------- ----------------------- ---------
Diversified Value Fund                         75%                     64%
---------------------------------------------- ----------------------- ---------
Pitcairn Select Value Fund                     111%                    94%
---------------------------------------------- ----------------------- ---------
Diversified Growth Fund                        53%                     56%
---------------------------------------------- ----------------------- ---------
Small Cap Fund                                 72%                     100%
---------------------------------------------- ----------------------- ---------
Family Heritage(R) Fund                        19%                     25%
---------------------------------------------- ----------------------- ---------
Pitcairn Taxable Bond Fund                     26%                     37%
---------------------------------------------- ----------------------- ---------
Tax-Exempt Bond Fund                           25%                     38%
---------------------------------------------- ----------------------- ---------
Sands Capital Select Growth Fund               11%                     24%
---------------------------------------------- ----------------------- ---------
International Equity Fund                      62%                     53%
---------------------------------------------- ----------------------- ---------
Large Cap Quality Stock Fund                   7%                      37%
                                               (fiscal year end
                                               12-31-04)
---------------------------------------------- ----------------------- ---------
Mid Cap Fund                                   193%                    120%
                                               (fiscal year end
                                               12-31-04)
---------------------------------------------- ----------------------- ---------

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2003, 2004 and 2005 were as follows:

---------------------------------- ---------------------------------------------
FUND                               TOTAL DOLLAR AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID
                                   ---------------------------------------------
                                   2003               2004           2005
---------------------------------- ------------------ -------------- -----------
Value Opportunities Fund           $160,169           $117,675       $295,116
---------------------------------- ------------------ -------------- -----------
Diversified Small Cap Value Fund   $2,094,032         $1,961,262     $2,219,631
---------------------------------- ------------------ -------------- -----------
Clover Core Fixed Income Fund      $                  N/A            N/A
---------------------------------- ------------------ -------------- -----------
Ultra Short Duration Fund          $                  N/A            $1,386
---------------------------------- ------------------ -------------- -----------
Short Duration Fund                $                  $3,593         $11,096
---------------------------------- ------------------ -------------- -----------
Small Cap Value Opportunities
Fund                               $35,607            $223,750       $228,760
---------------------------------- ------------------ -------------- -----------
Healthcare & Biotechnology Fund    $77,375            $117,838       $163,087
---------------------------------- ------------------ -------------- -----------
Strategic Value and High Income
Fund                               $                  N/A            N/A
---------------------------------- ------------------ -------------- -----------
Pitcairn Diversified Value Fund    $292,000           $379,784       $299,336
                                   (fiscal year
                                   ending
                                   10-31-2003)
---------------------------------- ------------------ -------------- -----------
Pitcairn Select Value Fund         $196,000           $240,516       $186,317
                                   (fiscal year
                                   ending
                                   10-31-2003)
---------------------------------- ------------------ -------------- -----------
                                   $194,000
                                   (fiscal year
                                   ending
Diversified Growth Fund            10-31-2003)        $196,026       $181,519
---------------------------------- ------------------ -------------- -----------
                                   $449,000
                                   (fiscal year
                                   ending
Small Cap Fund                     10-31-2003)        $411,129       $523,020
---------------------------------- ------------------ -------------- -----------
                                   $42,000
                                   (fiscal year
                                   ending
Family Heritage(R) Fund            10-31-2003)        $65,147        $80,549
---------------------------------- ------------------ -------------- -----------
Pitcairn Taxable Bond Fund         N/A                N/A            N/A
---------------------------------- ------------------ -------------- -----------
Tax-Exempt Bond Fund               N/A                N/A            N/A
---------------------------------- ------------------ -------------- -----------
                                   $21,000
                                   (fiscal year
                                   ending
Sands Capital Select Growth Fund   10-31-2003)        $40,139        $94,977
---------------------------------- ------------------ -------------- -----------
                                   $300,000
                                   (fiscal year
                                   ending
International Equity Fund          10-31-2003)        $277,853       $228,635
---------------------------------- ------------------ -------------- -----------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005 the Large Cap Quality Stock Fund and Mid Cap Fund paid the following brokerage commissions:

----------------------------------  --------------------------
FUND                                TOTAL AMOUNT OF BROKERAGE
                                    COMMISSIONS PAID
                                    --------------------------
                                    2003     2004      2005
----------------------------------  -------  --------  -------
Large Cap Quality Stock Fund        $23,250  $20,000   $13,437
----------------------------------  -------  --------  -------
Mid Cap Fund                        $1,684   $2,164    $1,389
----------------------------------  -------  --------  -------

The brokerage commissions paid by the Trust to the Distributor for the fiscal years ended September 30, 2003, 2004 and 2005, and the commissions paid by each other Fund for the fiscal period ended September 30, 2004 and the fiscal year ended September 30, 2005, were as follows:

---------------------------------- ------------------------------------------
FUND                               TOTAL DOLLAR AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ------------------------------------------
                                   2003            2004           2005
---------------------------------- --------------- -------------- -----------
Value Opportunities Fund           N/A             N/A            N/A
---------------------------------- --------------- -------------- -----------
Diversified Small Cap Value Fund   N/A             N/A            N/A
---------------------------------- --------------- -------------- -----------
Clover Core Fixed Income Fund      N/A             N/A            N/A
---------------------------------- --------------- -------------- -----------
Ultra Short Duration Fund          N/A             N/A            N/A
---------------------------------- --------------- -------------- -----------
Short Duration Fund                N/A             N/A            N/A
---------------------------------- --------------- -------------- -----------
Diversified Value Fund             $292,000        N/A            N/A
---------------------------------- --------------- -------------- -----------
Pitcairn Select Value Fund         $196,000        N/A            N/A
---------------------------------- --------------- -------------- -----------
Diversified Growth Fund            $194,000        N/A            N/A
---------------------------------- --------------- -------------- -----------
Small Cap Fund                     $449,000        N/A            N/A
---------------------------------- --------------- -------------- -----------
Family Heritage(R) Fund            $42,000         N/A            N/A
---------------------------------- --------------- -------------- -----------
Pitcairn Taxable Bond Fund         N/A             N/A            N/A
---------------------------------- --------------- -------------- -----------
Tax-Exempt Bond Fund               N/A             N/A            N/A
---------------------------------- --------------- -------------- -----------
Sands Capital Select Growth Fund   $22,896         N/A            N/A
---------------------------------- --------------- -------------- -----------
Small Cap Value Opportunities      $22,229         $46,418        N/A
Fund
---------------------------------- --------------- -------------- -----------
Healthcare & Biotechnology Fund    $41,709         $18,248        N/A
---------------------------------- --------------- -------------- -----------
International Equity Fund          $266,615        N/A            N/A
---------------------------------- --------------- -------------- -----------
Strategic Value and High Income    N/A             N/A            N/A
Fund
---------------------------------- --------------- -------------- -----------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the Large Cap Quality Stock Fund and Mid Cap Fund paid the following brokerage commissions to the Distributor:

--------------------------------- -----------------------------------
FUND                              TOTAL DOLLAR AMOUNT OF BROKERAGE
                                  COMMISSIONS PAID TO THE DISTRIBUTOR
                                  -----------------------------------
                                  2003            2004        2005
--------------------------------- --------------- ----------- -------
Large Cap Quality Stock Fund      $2,246          $0          N/A
--------------------------------- --------------- ----------- -------
Mid Cap Fund                      $904            $386        N/A
--------------------------------- --------------- ----------- -------

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2005 were as follows:

--------------------------------- ------------------------------- --------------------- -----------------
FUND                              NAME OF BROKER/DEALER           TOTAL   AMOUNT  OF    TYPE OF SECURITY
                                                                  SECURITIES  HELD BY
                                                                  FUND
--------------------------------- ------------------------------- --------------------- -----------------
Value Opportunities Fund          Merrill Lynch, Inc.             $3,068,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Lehman Brothers, Inc.           $2,943,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Goldman Sachs                   $2,480,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Federated Investments           $2,429,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
Diversified Small Cap Value Fund  Jefferies & Co., Inc.           $1,960,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  A.G. Edwards Inc.               $1,453,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Investment Technology Group,
                                  Inc.                            $1,368,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
FUND                              NAME OF BROKER/DEALER           TOTAL   AMOUNT  OF    TYPE OF SECURITY
                                                                  SECURITIES  HELD BY
                                                                  FUND
--------------------------------- ------------------------------- --------------------- -----------------
                                  Morgan Stanley Dean Witter,
Large Cap Quality Stock Fund      Inc.                            $354,000              Equity
--------------------------------- ------------------------------- --------------------- -----------------
Large Cap Quality Stock Fund      J.P. Morgan Chase Bank          $167,000              Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
                                  Citicorp Financial Services
Diversified Value Fund            Corp.                           $7,816,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Wells Fargo Co.                 $7,047,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Bear, Stearns & Co.             $6,532,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Bank of New York                $4,695,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Washington Mutual, Inc.         $1,539,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
Diversified Growth Fund           Bear, Stearns & Co.             $1,874,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
Small Cap Fund                    Jefferies & Co., Inc.           $1,206,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
Family Heritage(R) Fund             Commerce Bancshares             $2,312,000            Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
Pitcairn Taxable Bond Fund        Merrill Lynch, Inc.             $736,000              Debt
--------------------------------- ------------------------------- --------------------- -----------------
                                  Lehman Brothers, Inc.           $1,382,000            Debt
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
Small Cap Value Opportunities
Fund                              Marketaxess Holdings, Inc.      $864,000              Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
International Equity Fund         Duetsche Boerse AG              $429,000              Equity
--------------------------------- ------------------------------- --------------------- -----------------
                                  Unicredito Italiano             $384,000              Equity
--------------------------------- ------------------------------- --------------------- -----------------

--------------------------------- ------------------------------- --------------------- -----------------
Mid Cap Fund                      Refco Inc.                      $10,000               Equity
--------------------------------- ------------------------------- --------------------- -----------------

PORTFOLIO HOLDINGS

The Board of Trustees has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. In addition to the permitted disclosures described below, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Fund will make available on a monthly basis to all shareholders and other interested parties, including rating agencies and pension plan sponsors and/or their consultants, information regarding month-end holdings, performance and related characteristics ("Fund Information"). This information is generally available within 10 days after month-end, and may be requested by calling the Funds at 1-800-543-0407 or writing the Funds at P.O. Box 5354, Cincinnati, OH 45102-5354. No shareholder or other interested party shall be permitted to gain access to Fund Information in advance of other parties nor shall access to such information be provided on an inequitable basis to any person or party.

The Funds' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of Fund Information at differing times and with different lag times in instances where the Funds have legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Trust anticipates that such recipients could include, but not be limited to, rating agencies and pension plan sponsors and/or their consultants. Whenever disclosure of Fund Information involves a conflict of interest between the interests of shareholders, on the one hand, and the Advisor, a Sub-advisor, the Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. In no event shall the Advisor, a Sub-advisor, the Distributor or any affiliated person of the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings. The Board of Trustees will be informed of (i) any exceptions granted that were not previously approved by the Board, (ii) any issues arising relating to the portfolio holdings policies, and (iii) any material changes to the portfolio holdings policies, at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.

Currently, the Funds have obtained confidentiality agreements from and have arrangements to provide additional disclosure of Fund Information to Vestek and Factset Research Systems Inc., which provide portfolio attribution services for the Advisor. In addition, the Funds' service providers, such as the Sub-advisors, Custodian, Sub-Administrators and Transfer Agent, may receive portfolio holdings information in connection with their services to the Funds. Each service provider is required to keep such information confidential.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to its Sub-Advisor(s). Generally, the Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of October __, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

-------------------------------------- ---------------------------------------------- -------------------------
FUND                                   NAME AND ADDRESS                               PERCENTAGE OF FUND'S
                                       OF BENEFICIAL OWNER                            SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Diversified Small Cap Value Fund       Charles Schwab & Co. Inc.
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       Saxon and Co.
                                       FBO 40-40-090-9999464
                                       Omnibus
                                       P.O. Box 7780-1888
                                       Philadelphia, PA 19182-0001
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp
                                       For the Exclusive Benefit of
                                       Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
Diversified Small Cap Value Fund       UMB Bank NA
                                       Cadence Design Systems Inc.
                                       401(k) Trust Plan
                                       U/A 08.01.1997
                                       P.O. Box 419784 Attn: 5500 Team
                                       Kansas City, MO 64141-6784
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
FUND                                   NAME AND ADDRESS                               PERCENTAGE OF FUND'S
                                       OF BENEFICIAL OWNER                            SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Value Opportunities Fund               National Financial Services Corp
                                       For the Exclusive Benefit of
                                       Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
                                       Bill and Melinda Gates Foundation
                                       William H. Gates III TR
                                       U/A 12/29/1994
                                       2365 Carillon Pt.
                                       Kirkland, WA  98033
-------------------------------------- ---------------------------------------------- -------------------------
                                       Charles Schwab & Co. Inc.
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
Clover Core Fixed Income Fund          Charles Schwab & Co. Inc.
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp
                                       For the Exclusive Benefit of
                                       Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
Ultra Short Duration Fixed Income      Charles Schwab & Co.
Fund - Class I                         101 Montgomery St
                                       San Francisco, CA 94101-4122
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
Short Duration Fixed Income Fund -     Charles Schwab & Co.
Class I                                101 Montgomery St
                                       San Francisco, CA 94101-4122
-------------------------------------- ---------------------------------------------- -------------------------
Diversified Value Fund                 Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
FUND                                   NAME AND ADDRESS                               PERCENTAGE OF FUND'S
                                       OF BENEFICIAL OWNER                            SHARES
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Select Value Fund             Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Diversified Growth Fund                Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Small Cap Fund                         Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
FUND                                   NAME AND ADDRESS                               PERCENTAGE OF FUND'S
                                       OF BENEFICIAL OWNER                            SHARES
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Family Heritage(R) Fund                  Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Taxable Bond Fund             Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Taxable Bond Fund             SEI Private Trust Co.
                                       c/o M&T Bank ID 337
                                       Attn: Mutual Funds Administrator
                                       One Freedom Valley Drive
                                       Oaks, PA 19456
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
FUND                                   NAME AND ADDRESS                               PERCENTAGE OF FUND'S
                                       OF BENEFICIAL OWNER                            SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Tax-Exempt Bond Fund                   Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Sands Capital Select Growth Fund -     Pitcairn Trust Company
Class II                               Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Charles Schwab & Co. Inc.
                                       Special Custody Account For the Benefit of
                                       Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4122
-------------------------------------- ---------------------------------------------- -------------------------
                                       Citigroup Global Markets Inc.
                                       FBO 00109801250
                                       333 West 34th Street, 3rd Floor
                                       New York, NY  10001
-------------------------------------- ---------------------------------------------- -------------------------
                                       Prudential Investment Mgt Svc Cust
                                       FBO Mutual Fund Clients
                                       Attn: Pruchoice Unit
                                       Gateway Ctr 3
                                       100 Mulberry Street, Floor 11
                                       Newark, NJ 07102
-------------------------------------- ---------------------------------------------- -------------------------
Sands Capital Select Growth Fund -     Charles Schwab & Co. Inc.
Class I Shares                         Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       The Vanguard Fiduciary Trust Company
                                       Attn: Outside Funds
                                       PO Box 2600 VM 613
                                       Valley Forge, PA  19482
-------------------------------------- ---------------------------------------------- -------------------------
Sands Capital Select Growth Fund -     National Financial Services Corp
Class I Shares                         For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
FUND                                   NAME AND ADDRESS                               PERCENTAGE OF FUND'S
                                       OF BENEFICIAL OWNER                            SHARES
-------------------------------------- ---------------------------------------------- -------------------------
                                       Saxon and Co
                                       FBO 40-40-090-9999464
                                       PO Box 7780-1888
                                       Philadelphia, PA  19182
-------------------------------------- ---------------------------------------------- -------------------------
Mid Cap Fund                           Thomas J Dibella and Lucille M Dibella JTWROS
                                       1 Jeff Ln
                                       Canton, CT  06019-2617
-------------------------------------- ---------------------------------------------- -------------------------
                                       Edward William Gold and Ellen Kronman Gold
                                       JTWROS
                                       7 Hill Chase CT
                                       Pikesville, MD  21208-6306
-------------------------------------- ---------------------------------------------- -------------------------
                                       Kenneth W Gainey and Charise M Gainey JTWROS
                                       160 Farmcliff Dr
                                       Glastonbury, CT  06033-4183
-------------------------------------- ---------------------------------------------- -------------------------
                                       Ronald A Clarke and Martha R Clarke JTWROS
                                       477 Simsbury Rd
                                       Bloomfield, CT  06002-2246
-------------------------------------- ---------------------------------------------- -------------------------
                                       Peter James Moran III & Joan Larson Moran
                                       JTWROS
                                       180 Country Ln.
                                       Phoenixville, PA  19460
-------------------------------------- ---------------------------------------------- -------------------------
                                       SEI Private Trust Company Cust
                                       SEP IRA A/C Steven L. Gold
                                       43 Druce St
                                       Brookline MA 02445-5831
-------------------------------------- ---------------------------------------------- -------------------------
Small Cap Value Opportunities Fund     Charles Schwab & Co. Inc.
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
Healthcare & Biotechnology Fund        Charles Schwab & Co. Inc.
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
FUND                                   NAME AND ADDRESS                               PERCENTAGE OF FUND'S
                                       OF BENEFICIAL OWNER                            SHARES
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty Street
                                       One World Financial Center
                                       New York, NY  10281
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Investor Services
                                       FBO 097-50000-19
                                       55 Water Street, 32nd Floor
                                       New York, NY  10041
-------------------------------------- ---------------------------------------------- -------------------------
International Equity Fund              Pitcairn Trust Company
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Strategic Value and High Income Fund   Muriel J. & Peter J. Moran TR
                                       U/A/ Dtd 2/12/1998
                                       Peter J. Moran Family Trust
                                       FBO N. Sharkey K. Borges, P. Moran III
                                       180 Country Ln
                                       Phoenixville, PA 19460-1703
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Investor Services
                                       FBO 097-50000-3299
                                       55 Water Street, 32nd Floor
                                       New York, NY 10041-3299
-------------------------------------- ---------------------------------------------- -------------------------

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust's independent registered public accounting firm, Ernst & Young LLP audits the Trust's annual financial statements. Ernst & Young LLP is located at 312 Walnut Street Cincinnati, OH 45202, and serves as independent registered public accounting firm to the Trust. Prior to May 17th, 2006 the Trust's auditor was KPMG LLP.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended September 30, 2005, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Funds at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade
----------------

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated `A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade
-----------------

Debt rated `BB', `B', `CCC', `CC', and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rate `B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The `B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC The rating `CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC' rating.

C The rating `C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated `CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated `D' when the issue is in payment default, or the obligor has filed for bankruptcy. The `D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond
---------------------

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond
----------------------

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

      Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B - PROXY VOTING POLICIES

--------------------------------------------------------------------------------
TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc. as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting
Information:

To obtain information on how Turner voted proxies, please contact:

      Andrew Mark, Director of Operations
      and Technology Administration
      c/o Turner Investment Partners, Inc.
      1205 Westlakes Drive, Suite 100
      Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

CHARTWELL INVESTMENT PARTNERS
PROXY VOTING POLICIES AND PROCEDURES
ADOPTED APRIL 11, 1997
AS AMENDED FEBRUARY 1, 2005

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue. In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

CLOVER CAPITAL MANAGEMENT, INC.

1.    PROXY VOTING POLICIES

      Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise. Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

      BACKGROUND
      ----------

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY
      --------------

      Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

      PROCEDURE
      ---------

      Clover Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES
      -----------------

      Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

      All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

      Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

      Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

      Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

      On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

      Periodically, or at least annually, the Clover Compliance Department will:

      Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

      Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

      When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

      Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

      DISCLOSURE

      Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

      Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.'s Disclosure Document; or Clover Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

      In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

      VOTING GUIDELINES

      In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

      Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

      Clover Capital will favor the annual election of directors.

      Clover Capital will oppose the re-incorporation of domestic companies into other nations.

      Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

      Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

      Clover Capital will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

      Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

      Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

      Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

      CONFLICTS OF INTEREST

      Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting , insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

      Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

      RECORDKEEPING

      The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      These policies and procedures and any amendments;

      Each proxy statement that Clover Capital Management, Inc. receives;

      A record of each vote that Clover Capital Management, Inc. casts;

      Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

      A copy of each written request from a client for information on how
            Clover Capital Management, Inc. voted such client's proxies, and a copy of any written response.

J.J.B. HILLIARD, W.L. LYONS, INC.
PROXY VOTING GUIDELINES AUGUST 1, 2003

Hilliard Lyons will vote all proxies in advisory accounts unless the client reserves the right to vote its securities. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

      The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

MANAGEMENT'S PROPOSALS:
-----------------------

      To the extent that management's proposals do not infringe on shareholder rights, Hilliard Lyons generally supports management's position.

1.    Standard Proposals

      Hilliard Lyons tends to support management's proposals to:

            a. Elect the board of directors (uncontested election);
            b. Select outside auditors;
            c. Set the annual meeting date and location;
            d. Establish dividend reinvestment plans;
            e. Indemnify directors, officers and employees; and
            f. Change the corporate name.

The following management proposals are voted on a case-by-case basis:

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

a. Eliminate preemptive rights or dual classes of stock;
b. Provide cumulative voting for directors; and
c. Change size of board.

2. Capitalization Proposals

            Many capitalization proposals are routine in nature and generally garner Hilliard Lyons' support. They include:

            a. Increases in authorized common shares (within prescribed limitations);
            b. Issuance of or increase in authorized preferred shares;
            c. Adjustment of par value;
            d. Flexible schedules of preferred dividends;

            e. Repurchase requests; and
            f. Stock splits or issuance of dividends.

3.    Non-Salary Compensation Programs

            The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the option price is reasonable and the number of shares being authorized for issuance under the plan is less than 10% of the total outstanding stock. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.

            Hilliard Lyons tends to favor plans that afford the following:

            a. Performance incentive;
            b. Stock options;
            c. Stock purchase; and
            d. Thrift/Profit sharing/Savings.
            Hilliard Lyons tends not to support plans that have:
            a. Excessive dilution of over 10%;
            b. Options awarded at deep discount to the market;
            c. Permissive policies on pyramiding;
            d. Restrictive stock plans that reward tenure; and
            e. Repricing options.

4.    Anti-Takeover Measures

            Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:

            a. Fair pricing procedures;
            b. Supermajority rules;
            c. Board classification;
            d. Bars to written consent;
            e. Prohibit shareholder ability to call special meeting;
            f. Incumbent-entrenchment measures;
            g. Control share measures;
            h. Dual class capitalization (unequal voting rights);
            i. Proposal to change a company's state of incorporation; and
            j. State anti-takeover statutes.

      Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:
----------------------

      Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

      As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1.    Corporate Governance

      Hilliard Lyons' voting is mainly determined by financial and economic considerations. Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:

            a. Rotate annual meeting site;
            b. Limit tenure of outside directors;
            c. Curb corporate philanthropy;
            d. Require position of Chairman and CEO to be held by different persons; or
            e. Restore preemptive rights.

      Hilliard Lyons considers the following shareholder proposals on a case-by-case basis:

            a. Disclose political\charitable contributions;
            b. Disclose executives' government ties;
            c. Board representation by some minority group; and
            d. Require directors to own stock.

2.    Anti-Shark Repellent Measures

      Hilliard Lyons judges shareholders' attempts to undo "poison pills" or other anti-takeover measures and votes on such proposals on a case-by-case basis.

TENDER OFFERS, MERGERS
----------------------

      Hilliard Lyons evaluates tender offers for stock holdings, mergers, corporate restructuring (leveraged buyouts, spin-offs, asset sales, liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING
--------------------------

      Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

Hilliard Lyons is part of The PNC Financial Services Group. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY
--------------

The Hilliard Lyons Proxy Voting Committee (the "Committee") shall have responsibility for updating these policies, identifying potential conflicts, making voting decisions, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. The Committee may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE
----------

Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy may also be available on the Hilliard Lyons' website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003 ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual fund advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

PITCAIRN INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES
JUNE 2003

I.    BACKGROUND

Pitcairn Investment Management ("PIM"), a separately identified division of Pitcairn Trust Company, serves as investment adviser to the Pitcairn Funds pursuant to the Investment Advisory Agreement dated as of August 4, 2000 between the Pitcairn Funds and PIM (the "Advisory Agreement"). The Advisory Agreement provides that PIM will manage the investment operations and composition of assets of each fund, and have supervisory responsibility for funds whose assets are managed by sub-advisers. PIM votes proxies for securities held in funds for which it directly manages the assets, and PIM has delegated to each sub-adviser the power to vote proxies with respect to fund assets managed by the sub-adviser, in the best interest of such fund.

Pursuant to recent rules adopted by the Securities and Exchange Commission (the "SEC"), fund advisers who exercise proxy voting authority must (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interests of the fund and its shareholders, (ii) disclose to fund shareholders certain information about those policies and procedures, (iii) maintain certain records relating to proxy voting, and (iv) assist the fund in making its voting record publicly available and available to fund shareholders upon request.

II.   SUMMARY OF POLICIES AND PROCEDURES

      A.    Duty to the Funds and the Shareholders; Delegation to Subadvisers

PIM's policy is to vote fund portfolio securities for which it has discretionary voting authority solely in the best economic interest of the fund and its shareholders, without regard to its own interests or those of PTC or its affiliates. When PIM has retained a subadviser to manage assets of a Fund, PIM delegates to the subadviser the authority to vote securities held in the portfolio managed by the subadviser, according to the subadviser's proxy voting policies and procedures as approved by the Funds' Board of Trustees.

      B.    Administration

In response to these SEC rules, PIM established the Investment Management Committee (the "IMC"), consisting of designated portfolio managers and research analysts of PIM and PIM's Chief Investment Officer ("CIO"), to carry out the provisions of the rules as they relate to PIM as a registered investment adviser, and its client, the Pitcairn Funds. The IMC may act by a majority vote of members present, or the CIO may act for the IMC.

      C.    Retention of ISS

Pitcairn Trust Company, on behalf of PIM, has engaged an independent third party proxy voting service, Institutional Shareholder Services, Inc. ("ISS"), to assist PIM in fulfilling its duties. It is PIM's policy that proxies generally will be cast in accordance with the guidelines and recommendations of ISS, whose research PIM believes to be detailed, substantial and impartial. PIM believes that voting in this manner will avoid material conflicts of interest, since votes will be cast without consideration of any PIM or PTC client relationship issues. PIM has adopted procedures, set forth below, for the review of ISS's research and recommendations, and the processing and voting of proxies for those situations where the IMC has determined that it is in the best interests of the Fund and its shareholders to override a recommendation made by ISS.

      D.    Information Barriers

It is the policy of PIM that persons employed by PIM, PTC, or their affiliates who are not identified in these procedures as playing a role with respect to voting Fund securities are prohibited from communicating with any IMC member with regard to the voting of such securities. If such a person makes such a prohibited communication, the IMC member contacted will immediately report the communication to the General Counsel (or Compliance Officer) of PTC who will determine whether PIM should treat the proxy in question as one involving a material conflict of interest to be referred to the Proxy Committee of the Board of Pitcairn Funds, and whether the IMC member who was contacted should recuse himself/herself from all further matters regarding the proxy (recusal would be the case in every instance where the communication would reasonably be interpreted as for the purpose of influencing PIM's vote).

      E.    Resolutions of Conflicts of Interest

As indicated above (C. Retention of ISS), voting in accordance with the recommendation of an independent third party will eliminate the possibility that the vote will be influenced by interests of PIM.

Where the IMC decides that the ISS recommendation is not in the best interests of the Funds, and thus to vote otherwise than in accordance with the ISS recommendation, the IMC will review the proxy vote in question to determine whether PIM, PTC or PTC's affiliates have a material conflict of interest with the Funds with respect to the vote. Such a conflict may exist where a proponent or known supporter of the proposal (or other third party with a material interest in the outcome) is a business client of PIM or PTC, and will be presumed to exist where such a business client accounts for, or is expected to account for, 1% or more of PTC's gross revenues for a 12 month period. A material conflict may also exist where a member of the IMC has a business or personal relationship with a person or entity involved in the vote in question, or where another officer of PIM or PTC has such a relationship that is known to the IMC. If the IMC determines that there is a material conflict of interest with respect to the proxy vote in question, the IMC will submit the proposed vote to the Proxy Committee of the Board of the Pitcairn Funds for the consent of the Proxy Committee. The proposal will include (a) a description of the vote in question, (b) the IMC's reasons for believing that the ISS recommendation is not in the best interests of the Funds, and support for IMC's recommendation; and (c) a full description of the conflict of interest.

III.  ROLES OF PERSONNEL OF PIM

      A.    THE MANAGER, INVESTMENT ADMINISTRATION (THE "MANAGER")

The Manager has primary responsibility for monitoring corporate actions and meeting dates and ensuring that determinations are made on a timely basis to vote proxies for securities held in those funds managed by PIM (as opposed to a sub-adviser), and that such votes are submitted in a timely manner. The Manager's duties include the following:

      Monitoring meeting dates of companies whose stock is held in a fund, reviewing matters to be voted on, and performing a preliminary review of the pre-determined guidelines and recommendations of the third party proxy service;
      Identifying those non-routine matters where the Investment Management
            Committee or CIO of PIM has indicated that PIM may wish to conduct additional review to determine whether the recommendation set forth in ISS's guidelines is in the best interest of the Funds, and notifying the IMC and CIO accordingly;
      Serving as the liaison between PIM and its third-party service providers, including the custodian for the funds and ISS, which will cast proxy votes and maintain records necessary to satisfy SEC reporting requirements;
      Coordinating with the custodian/securities lending agent the termination of securities on loan in order that proxies can be voted in accordance with the securities lending procedures of the Pitcairn Funds;
      Coordinating efforts with the sub-advisers and third party service providers to enable the Pitcairn Funds to complete and file SEC Form N-PX in a timely manner;
      Maintaining records for each voting proposal as required by law (or verifying that ISS has maintained such records).

      B.    THE INVESTMENT MANAGEMENT COMMITTEE (THE "IMC")

The IMC is responsible for the following:
            Determining that a particular issuer or non-routine proposal warrants special scrutiny, reviewing such matters, and, in such cases, determining whether the ISS recommendation is in the best interests of the Funds;
            Identifying material conflicts of interest in accordance with
                  Section II.E.
            Referring the proxy voting of a matter involving such a material conflict to the Proxy Committee of the Board of the Pitcairn Funds and preparing the submission described in Section II.E; and
            Maintaining appropriate documentation.

      C. The Proxy Committee of the Board of the Pitcairn Funds ("Proxy Committee")

The Proxy Committee is responsible for evaluating the material conflicts of interest presented to it by the CIO and either consenting to the recommendation made by the CIO, or directing the CIO how to cast the vote on the particular matter (which may include a determination to vote in accordance with the recommendation of ISS).

IV.   DISCLOSURE OF VOTING RECORDS OF PIM

PIM will furnish to each of its advisory clients (currently the Pitcairn Funds) a copy of its proxy voting policy and procedures, and the proxy voting history for the client account after the votes have been recorded. Requests may be made in writing to:

                         Pitcairn Investment Management
                    Attn.: Manager, Investment Administration
                         One Pitcairn Place, Suite 3000
                              Jenkintown, PA 19046

Or via email request to ml6018@pitcairn.com, or by calling (215) 881-6018.

      RECORDKEEPING

            A.    Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, PIM shall maintain the following records:

            PIM's Proxy Voting Policy; and

        RECORDS OF FUND CLIENT REQUESTS FOR PIM PROXY VOTING INFORMATION.

            B.    Records for PIM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act PIM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

            1. Proxy statements received regarding matters it has voted on behalf of Fund clients;

            2.    Records of votes cast by PIM; and

            3. Copies of any documents created by PIM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If PIM utilizes the services of a third party for maintaining the records above specified, PIM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

            C. Records Pertaining to Sub-Adviser Proxy Policies PIM will cause each sub-adviser and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain a copy of each subadviser's proxy voting policy, as amended from time to time.

            D.    Time Periods for Record Retention

All books and records required to maintain under this Section V. will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of PIM.

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------
(AS AMENDED ON MAY 24, 2004)

      Sands Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), and other applicable laws and regulations.

      1.    GENERAL STATEMENT OF POLICY

            The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client.

            The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

            The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

      2.    PROXY COMMITTEE; PROXY VOTING GUIDELINES

            The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

            The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser's Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

      The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

      3.    PROXY VOTING PROCEDURE

      The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

      Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

      The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

      4.    CONFLICTS OF INTEREST

      The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

      Whenever an analyst determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

            A.    Identifying Conflicts of Interest

      For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the Proxy Committee.

      The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

            1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

            2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

            3. Contact with Proxy Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

            B.    Determining Whether a Conflict is Material

      In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

            C.    Voting Proxies Involving a Material Conflict

      In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

      The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

      The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

            5.    DISCLOSURE

      In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted . It is the Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

            6.    RECORD RETENTION

      The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

Attachments

            Schedule A - Members of the Proxy Committee

            Exhibit 1 - Sands Capital Management, Inc. Proxy Voting Guidelines

----------------------
* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

SCHEDULE A

Members of the Proxy Committee
------------------------------

Robert C. Hancock, Chief Compliance Officer - Member
David E. Levanson, Research Analyst, Portfolio Manager - Member
Sharon Kedar, Research Analyst, Portfolio Manager - Member
Dana M. McNamara, Director of Client Services - Committee Chairperson and Secretary

EXHIBIT 1

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES
-----------------------

      One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;
      o     Composition of board and key board committees;
      o     Corporate governance provisions and takeover activity;
      o     Board decisions regarding executive pay;
      o     Director compensation;

      B.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

      C.    VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;
      o     management's track record;

      o     background to the proxy contest;
      o     qualifications of director nominees (both slates);
      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
      o     stock ownership positions.

      SIZE OF THE BOARD

      Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

III. PROXY CONTEST DEFENSES

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

      POISON PILLS

      The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

      We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

      Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

      We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

      We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

            Supermajority Shareholder Vote Requirement to Approve Mergers

            We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

            We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

            We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

            We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F.    BOARD CLASSIFICATION

      High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

      We vote AGAINST proposals to classify the board.

      We vote FOR proposals to repeal classified boards and elect all directors annually.

IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

      We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V. CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

      STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

      MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D.    CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      Ecological issues, including toxic hazards and pollution of the air and water;

      Employment practices, such as the hiring of women and minority groups;

      Product quality and safety;

      Advertising practices;

      Animal rights, including testing, experimentation and factory farming;

      Military and nuclear issues; and

      International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC
PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

      o     Employee benefit plans and other clients subject to ERISA;
      o Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;
      o Certain registered investment companies advised or sub-advised by AXA Rosenberg; and
      o     Limited partnerships and other commingled funds advised by AXA
            Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained third party service providers (the "Service Providers") to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

      1.    Keep a record of each proxy received;

      2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

      3. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client's account.

CONFLICTS OF INTEREST

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients' best interests unless specifically instructed by a client to vote proxies for that client's account in a particular manner.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg's ability to vote proxies for our clients. For example, countries that require "share blocking," require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

DISCLOSURE

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client's account.

DIAMOND HILL CAPITAL MANAGEMENT, INC

PROXY VOTING POLICIES AND PROCEDURES

ADOPTED JULY 29, 2003

The Securities and Exchange Commission's (the "Commission") adoption of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2), pursuant to the Investment Advisers Act of 1940 (the "Act"), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter "we" or "our") has adopted the following Proxy Voting Policies and Procedures with regard to companies in our clients' investment portfolios.

Key Objective

The key objective of our Proxy Voting Policy and Procedures is to maximize the value of the stock held in our clients' portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, we also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company's performance and to make informed decisions about the purchase and sale of the company's securities.

Decision Methods

We generally believe that the individual portfolio managers involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. We therefore rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

CONFLICTS OF INTEREST
---------------------

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent Trustees, consistent with the Diamond Hill Funds Proxy Voting Policies and Procedures.

Summary Of Proxy Voting Guidelines

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. Additionally, key board committees should be entirely independent.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors
--------------------------------

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

EQUITY-BASED COMPENSATION PLANS
-------------------------------

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

      We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

            1.    Requiring senior executives to hold stock in a company.

            2. Requiring stock acquired through option exercise to be held for a certain period of time.

            3.    Using restricted stock grants instead of options.

            4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

            1. Annual option grants that would exceed 2% of outstanding shares.

            2. Ability to issue options with an exercise price below the stock's current market price.

            3.    Automatic share replenishment ("evergreen") feature.

            4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.

            5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's affect on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

SHAREHOLDER RIGHTS PLANS
------------------------

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders,
(iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 614-255-3333. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

      In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. We may receive, and therefore vote, a proxy for the total number of shares held by all clients in a particular issuer, rather than a proxy for each individual client's holding.

                            PART C: OTHER INFORMATION

         ITEM 23.  EXHIBITS:

                  (A)      ARTICLES OF INCORPORATION

                  (a)(1) Registrant's Agreement and Declaration of Trust dated October 25, 1993, is incorporated by reference to Exhibit (a)(1) to the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

                  (a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993, is incorporated by reference to Exhibit
                           (a)(2) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

                  (a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994, is incorporated by reference to Exhibit (a)(3) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

                  (a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997, incorporated by reference to Exhibit (1)(d) to the Registrant's Post-Effective Amendment No. 5 as filed with the SEC on December 16, 1997.

                  (a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998, is incorporated by reference to Exhibit (a)(5) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

                  (a)(6) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated December 10, 1998 is incorporated by reference to Exhibit (a)(6) to the Registrant's Post-Effective Amendment No. 10 as filed with the SEC on January 27, 1999.

                  (a)(7) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is incorporated by reference to Exhibit (a)(7) to the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

                  (B)      BYLAWS

                           Amended and Restated By-Laws of the Trust, as revised November 18, 2004, are incorporated by reference to Exhibit (b) to the Registrant's Post-Effective Amendment No. 26 as filed with the SEC on April 14, 2005.

                  (C)      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS.

                           The rights of security holders are defined in the Amended and Restated Agreement and Declaration of Trust under the following sections:

                           Voting. All Shares of the Trust entitled to vote on a matter shall vote separately by series (and, if applicable, by class) that is, the Shareholders of each series (or class) shall have the right to approve or disapprove matters affecting the Trust and each respective Series (or class) as if the Series (or classes) were separate companies. There are, however, two exceptions to voting by separate Series (or classes). First if the Investment Company Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series (or classes), then all the Trust's Shares shall be entitled to vote on a one-vote-per-Share basis. Second, if any matter affects only the interests of some but not all Series (or classes), then only the Shareholders of such affected Series (or classes) shall be entitled to vote on the matter.

                           Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series of Shares in accordance with such requirements and procedures as my be established by the Trustees.

                  (D)      INVESTMENT ADVISORY CONTRACTS

                  (d)(1) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is filed herewith.

                  (d)(2) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is filed herewith.

                  (d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Clover Capital Management, Inc. dated February 17, 2006 is filed herewith.

                  (d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners dated February 17, 2006 is filed herewith.

                  (d)(5) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Hilliard Lyons Asset Management dated February 17, 2006 is filed herewith.

                  (d)(6) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Pitcairn Investment Management dated February 17, 2006 is filed herewith.

                  (d)(7) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is filed herewith.

                  (d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and AXA Rosenberg Investment Management dated February 17, 2006 is filed herewith.

                  (d)(9) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Diamond Hill Capital Management Inc. dated February 17, 2006 is filed herewith.

                  (E)      UNDERWRITING CONTRACTS

                  (e)(1) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

                  (F)      BONUS OR PROFIT SHARING CONTRACTS - NOT APPLICABLE.

                  (G)      CUSTODIAN AGREEMENTS

                           Amended and Restated Custodian Services Agreement between the Registrant and PFPC Trust Company as of July 22, 2004 is incorporated by reference to Exhibit
                           (g) of the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                  (H)      OTHER MATERIAL CONTRACTS

                  (h)(1) Administration Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

                  (h)(2) Sub-Administration Agreement with SEI Investments Global Funds Services is incorporated by reference to Exhibit (h)(2) of the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                  (h)(3) Agency Agreement between the Registrant and DST Systems, Inc. is incorporated by reference to Exhibit
                           (h)(3) of the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                  (h)(4) Fee Waiver Agreement between Constellation Funds and Touchstone Advisors, Inc. is filed herewith.

                  (I)      LEGAL OPINION - NONE

                  (J)      OTHER OPINIONS

                           Consent of KPMG LLP is filed herewith.

                  (K)      OMITTED FINANCIAL STATEMENTS -NOT APPLICABLE.

                  (L)      INITIAL CAPITAL AGREEMENTS - NOT APPLICABLE.

                  (M)      RULE 12B-1 PLAN

                  (m)(1) Distribution Plan with respect to the Class II Shares is incorporated by reference to Exhibit (m) to the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

                  (m)(2) Amended and Restated Distribution and Shareholder Services Plan with respect to the Class II Shares, revised as of January 2006 is incorporated by reference to Exhibit (m) of the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                  (N)      RULE 18F-3 PLAN

                           Amended Rule 18f-3 Plan is incorporated by reference to Exhibit (n) to the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                  (O)      RESERVED - NOT APPLICABLE.

                  (P)      CODE OF ETHICS

                  (p)(1) Code of Ethics for the Registrant is incorporated by reference to Exhibit (p)(1) to the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                  (p)(2) Code of Ethics for Touchstone Advisors, Inc. and Touchstone Securities, Inc. is filed herewith.

                  (p)(3) Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(3) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

                  (p)(4) Code of Ethics for Clover Capital Management, Inc. is incorporated by reference to Exhibit (p)(4) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

                  (p)(5) Code of Ethics for Chartwell Investment Partners is incorporated by reference to Exhibit (p)(5) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

                  (p)(6) Code of Ethics for Hilliard Lyons Asset Management is incorporated by reference to Exhibit (p)(7) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

                  (p)(7) Code of Ethics for Pitcairn Investment Management is incorporated by reference to Exhibit (p)(8) to the Registrant's Post-Effective Amendment No. 21 as filed with the SEC on August 6, 2004.

                  (p)(8) Code of Ethics for Sands Capital Management is incorporated by reference to Exhibit (p)(12) to the Registrant's Post-Effective Amendment No. 21 as filed with the SEC on August 6, 2004.

                  (p)(9) Code of Ethics for AXA Rosenberg Investment Management is incorporated by reference to Exhibit
                           (p) (9) to the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                  (p)(10) Code of Ethics for Diamond Hill Capital Management, Inc. is incorporated by reference to Exhibit (p) (10) to the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

                       POWERS OF ATTORNEY

                  (q)(1) Powers of Attorney for Phillip R. Cox, Donald C. Siekmann, Robert E. Stautberg and Jill T. McGruder are filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

                  None

ITEM 25.  INDEMNIFICATION:

                  Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

                  Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

                  TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment advisory services to the Trust. The Advisor also serves as the investment adviser to Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Constellation Institutional Portfolios, registered investment companies.

                  The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

                           (1)      Jill T. McGruder, Director

                                    (a)     A Director of Capital Analysts
                                            Incorporated, 3 Radnor Corporate
                                            Center, Radnor, PA, an investment
                                            adviser and broker-dealer, IFS Fund
                                            Distributors, Inc., a broker-dealer,
                                            Integrated Investment Services,
                                            Inc., a transfer agent and
                                            Touchstone Securities, Inc., a
                                            broker-dealer.

                                    (b)     President and a Director of IFS
                                            Agency Services, Inc.* an insurance
                                            agency, W&S Financial Group
                                            Distributors, Inc.*, an insurance
                                            agency and IFS Systems, Inc.*, an
                                            information systems provider.

                                    (c)     Senior Vice President of The Western
                                            & Southern Life Insurance Company*,
                                            an insurance company.

                                    (d)     Senior Vice President and Director
                                            of W&S Brokerage Services, Inc.*, a
                                            broker-dealer.

                                    (e)     President and Trustee of Touchstone
                                            Strategic Trust, Touchstone
                                            Investment Trust, Touchstone
                                            Tax-Free Trust and Touchstone
                                            Variable Series Trust, Constellation
                                            Funds and Constellation
                                            Institutional Portfolios.

                           (2)      James H. Grifo, President

                                    (a)     President of Touchstone Securities,
                                            Inc.

                                    (b)     Vice President of Touchstone
                                            Strategic Trust, Touchstone
                                            Investment Trust, Touchstone
                                            Tax-Free Trust, Touchstone Variable
                                            Series Trust, Constellation Funds
                                            and Constellation Institutional
                                            Portfolios.

                           (3)      Patricia J. Wilson, Chief Compliance Officer

                                    (a)     Chief Compliance Officer of
                                            Touchstone Securities, Inc.

                           (4)      Donald J. Wuebbling, Chief Legal
                                    Officer/Secretary/Director

                                    (a)     Director of Touchstone Securities,
                                            Inc., IFS Agency Services, Inc., W&S
                                            Financial Group Distributors, Inc.,
                                            IFS Systems, Inc., Integrated
                                            Investment Services, Inc., Capital
                                            Analysts Incorporated, Integrity
                                            Life Insurance Company, National
                                            Integrity Life Insurance Company and
                                            WestAd Inc.*

                                    (b)     Senior Vice President and General
                                            Counsel of The Western and Southern
                                            Life Insurance Company

                                    (c)     Senior Vice President and Director
                                            of W&S Brokerage Services, Inc., a
                                            broker-dealer

                                    (d)     Senior Vice President and Secretary
                                            of Columbus Life Insurance Company,
                                            400 East Fourth Street, Cincinnati,
                                            Ohio 45202

                                    (e)     Secretary and a Director of Eagle
                                            Realty Group, LLC, 421 East Fourth
                                            Street, Cincinnati, OH 45202, IFS
                                            Financial Services, Inc. and Fort
                                            Washington Investment Advisors, Inc.

                                    (f)     Assistant Secretary and a Director
                                            of Eagle Realty Investments, Inc.,
                                            421 East Fourth Street, Cincinnati,
                                            OH 45202

                           (5)      Richard K. Taulbee, Vice President

                                    (a)     Vice President of IFS Financial
                                            Services, Inc., IFS Agency Services,
                                            Inc., W&S Financial Group
                                            Distributors, Inc., Touchstone
                                            Securities, Inc., Capital Analysts
                                            Incorporated, Eagle Realty
                                            Investments, Inc., Fort Washington
                                            Brokerage Services, Inc., IFS Fund
                                            Distributors, Inc., IFS Systems,
                                            Inc., WestAd Inc., The Western and
                                            Southern Life Insurance Company,
                                            Integrity Life Insurance Company and
                                            National Integrity Life Insurance
                                            Company

                                    (b)     Assistant Treasurer of Fort
                                            Washington Investment Advisors, Inc.
                                            and Columbus Life Insurance Company

                           (6)      James J. Vance, Vice President & Treasurer

                                    (a)     Vice President & Treasurer of The
                                            Western and Southern Life Insurance
                                            Company, Fort Washington Investment
                                            Advisors, Inc., IFS Financial
                                            Services, Inc., IFS Agency Services,
                                            Inc., W&S Financial Group
                                            Distributors, Inc., IFS Systems,
                                            Inc., Touchstone Securities, Inc.,
                                            Columbus Life Insurance Company,
                                            Eagle Realty Group, LLC, Eagle
                                            Realty Investments, Inc., Integrity
                                            Life Insurance Company, National
                                            Integrity Life Insurance Company and
                                            WestAd Inc.

                                    (b)     Treasurer of Fort Washington
                                            Brokerage Services, Inc.

                           (7)      Terrie A. Wiedenheft - Chief Financial
                                    Officer

                                    (a)     Senior Vice President, Chief
                                            Financial Officer and Treasurer of
                                            Integrated Fund Services, Inc., W&S
                                            Brokerage Services, Inc. and IFS
                                            Fund Distributors, Inc.

                                    (b)     Chief Financial Officer of IFS
                                            Financial Services, Inc. and
                                            Touchstone Securities, Inc.

                                    (c)     Treasurer & Controller of Touchstone
                                            Investment Trust, Touchstone
                                            Tax-Free Trust, Touchstone Strategic
                                            Trust, Touchstone Variable Series
                                            Trust, Constellation Funds and
                                            Constellation Institutional
                                            Portfolios.

                                    (d)     Senior Vice President and Chief
                                            Financial Officer of Fort Washington
                                            Investment Advisors, Inc.

                           (8)      James N. Clark - Director

                                    (a)     A Director of The Western and
                                            Southern Life Insurance Company,
                                            Western-Southern Life Assurance
                                            Company, Western & Southern
                                            Financial Group, Inc., Columbus Life
                                            Insurance Company, Eagle Realty
                                            Group, LLC, Eagle Realty
                                            Investments, Inc., IFS Agency
                                            Services, Inc., IFS Systems, Inc.,
                                            Touchstone Securities, Inc., W&S
                                            Financial Group Distributors, Inc.
                                            and Capital Analysts Incorporated

                                    (b)     Director and Secretary of WestAd
                                            Inc.

                           (9) William A. Dent, Senior Vice President, Product Management and Marketing

                                    (a)     Marketing Director, Promontory
                                            Interfinancial Network, 1515 North
                                            Courthouse Road, Arlington, Virginia
                                            from 2002-2003

                                    (b)     Vice President of Touchstone
                                            Investment Trust, Touchstone
                                            Tax-Free Trust, Touchstone Strategic
                                            Trust, Touchstone Variable Series
                                            Trust, Constellation Funds and
                                            Constellation Institutional
                                            Portfolios.



Turner Investment Partners, Inc.
--------------------------------
Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Constellation TIP Healthcare & Biotechnology and Constellation TIP Mid Cap Funds and one of two sub-advisers for the Constellation Small Cap Value Opportunities Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Turner has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of Turner advisory affiliates.

NAME AND POSITION WITH                                       POSITION WITH OTHER
COMPANY                             OTHER COMPANY            COMPANY
-------                             -------------            -------

Thomas R. Trala                     Turner Funds             President
Chief Financial and Operating
Officer, Secretary

Robert E. Turner, Jr.               Bradley University       Trustee
Chairman, Chief Investment          Peoria, IL
Officer, Chief Executive Officer
                                    Turner Funds             Trustee

                                    The Crossroads School    Trustee
                                    (Paoli, PA)

Clover Capital Management, Inc.
-------------------------------

Clover Capital Management, Inc. ("Clover") is the investment sub-adviser for the Constellation Clover Core Value, Constellation Clover Small Cap Value and Constellation Clover Core Fixed Income Funds. The principal address of Clover is 400 Meridian Centre, Ste 200, Rochester, NY 14618. Clover is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Clover has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                       POSITION WITH OTHER
COMPANY                             OTHER COMPANY            COMPANY
-------                             -------------            -------

James G. Gould                      Alesco Advisors LLC      President, Director
Director

Stephen Carl                        CPAC, Inc.               Director
Chief Operating Officer
                                    Alesco Advisors LLC      Director

Michael E. Jones                    Alesco Advisors LLC      Director
Chief Executive Officer

Chartwell Investment Partners
-----------------------------

Chartwell Investment Partners ("Chartwell") is the investment sub-adviser for the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds. The principal address of Chartwell is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Chartwell has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                       POSITION WITH OTHER
COMPANY                             OTHER COMPANY            COMPANY
-------                             -------------            -------

Edward N. Antoian                   Zeke, L.P.               General Partner
Managing Partner/Portfolio
Manager

Pitcairn Investment Management
------------------------------

Pitcairn Investment Management ("Pitcairn") is the investment sub-adviser for the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds. The principal address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. Pitcairn is an investment adviser registered under the Advisers Act. Pitcairn is a "separately identifiable division" (within the meaning of that term in section 202(a)(11)(A) of the Advisers Act) of Pitcairn Trust Company ("PTC"). For the past two fiscal years, no director, officer or partner of Pitcairn has been engaged in any other business or profession of a substantial nature, except to the extent that they have also served PTC in the same or similar capacities.

Sands Capital Management, LLC
-----------------------------

Sands Capital Management, LLC ("Sands Capital") is the sub-adviser for the Constellation Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1100 Wilson Blvd., Suite 3050, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                       POSITION WITH OTHER
COMPANY                   OTHER COMPANY                      COMPANY
-------                   -------------                      -------

Robert C. Puff, Jr.       Affiliated Managers Group, Inc.    Director
Director                  600 Hale Street
                          Prides Crossing, MA  01965

Hilliard Lyons Asset Management
-------------------------------

Hilliard Lyons Asset Management ("HLAM") serves as sub-adviser for the Constellation HLAM Large Cap Quality Stock Fund. The principal business address for HLAM is Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202. HLAM is a registered investment adviser under the Advisers Act. Except as stated below, no director, officer or partner of HLAM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                       POSITION WITH OTHER
COMPANY                             OTHER COMPANY            COMPANY
-------                             -------------            -------

William S. Demchak                  Black Rock, Inc.         Director
Director, Vice Chairman and
Chief Finance Officer

Joseph C. Guyaux                    DQE                      Director
Director, President

AXA Rosenberg Investment Management
-----------------------------------

AXA Rosenberg Investment Management ("AXA Rosenberg") serves as sub-adviser for the Constellation International Equity Fund. The principal business address for AXA Rosenberg is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg is a registered investment adviser under the Advisers Act. No director, officer or partner of AXA Rosenberg has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director of Barr Rosenberg Research Center, an affiliate of AXA Rosenberg.

The following are the directors and officers of AXA Rosenberg.

NAME AND POSITION WITH
COMPANY
-------

Kenneth Reid
Global chief Investment Officer

William E. Ricks
CEO and CIO

Stephane P.  Prunet
Group Chief Executive Officer
William R. Wiebe
Group Chief Legal Counsel
Sara M. Donaldson
Chief Compliance Officer
Vincent P. Ordonneau
Group Chief Financial Officer


Diamond Hill Capital Management
-------------------------------

Diamond Hill Capital Management ("Diamond Hill") serves as one of two sub-advisers for the Constellation Small Cap Value Opportunities Fund. The principal business address of Diamond Hill is 375 N. Front Street, Suite 300, Columbus, OH 43215. Diamond Hill is a registered investment adviser under the Advisers Act. Diamond Hill also serves as administrator to their affiliated investment company, the Diamond Hill Funds. No director, officer or partner of Diamond Hill has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

The following are the directors and officers of Diamond Hill.

NAME AND POSITION WITH
COMPANY
-------

Roderick Dillon
President, CIO, CFA

James Laird
Chief Financial Officer, Secretary
Treasurer and Chief Compliance
Officer


ITEM 27  PRINCIPAL UNDERWRITERS

         (a) Touchstone Securities, Inc. also acts as underwriter for Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Constellation Instituitonal Portfolios.

         (b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

         (b)

                                                                                      POSITION WITH
                               NAME               POSITION WITH UNDERWRITER           REGISTRANT
                   --------------------------------------------------------------------------------------------------
                   James H. Grifo                 President                           Vice President
                   Jill T. McGruder               Director                            Trustee/President
                   James N. Clark*                Director                            None
                   Donald J. Wuebbling*           Director                            None
                   Patricia J. Wilson             Chief Compliance Officer            None
                   Richard K. Taulbee*            Vice President                      None
                   James J. Vance*                Vice President & Treasurer          None
                   Terrie A. Wiedenheft           Chief Financial Officer             Controller/ Treasurer

            (c)     None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                  PFPC Trust Company
                  8800 Tinicum Blvd, 3rd Floor
                  Philadelphia, PA 19153

         (b)  With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
              (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's Administrator and Sub-Administrator

                  Touchstone Advisors, Inc.
                  303 Broadway, Suite 1100
                  Cincinnati, OH 45202

                  SEI Investments Mutual Funds Services
                  One Freedom Valley Drive
                  Oaks, PA 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

                  Turner Investment Partners, Inc.
                  1205 Westlakes Drive, Suite 100
                  Berwyn, PA 19312

                  Touchstone Advisors, Inc.
                  303 Broadway, Suite 1100
                  Cincinnati, OH  45202

                  Clover Capital Management, Inc.
                  400 Meridian Centre, Ste 200
                  Rochester, NY 14618

                  Chartwell Investment Partners
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312

                  Pitcairn Investment Management
                  One Pitcairn Place, Suite 3000
                  165 Township Line Road
                  Jenkintown, PA 19046

                  Sands Capital Management, LLC
                  1100 Wilson Blvd, Suite 3050
                  Arlington, VA 22209

                  Hilliard Lyons Asset Management
                  Hilliard Lyons Center
                  501 South Fourth Street
                  Louisville, KY 40202

                  AXA Rosenberg Investment Management LLC
                  4 Orinda Way, Building E
                  Orinda, CA  94563

                  Diamond Hill Capital Management, Inc.
                  375 N. Front Street, Suite 300
                  Columbus, OH  43215

ITEM 29.  MANAGEMENT SERVICES: NONE

ITEM 30.  UNDERTAKINGS: NONE

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati, State of Ohio on the 20th day of September, 2006.

                                               CONSTELLATION FUNDS


                                               By:  /s/ Jill T. McGruder
                                                    --------------------
                                                    Jill T. McGruder
                                                    President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         *                       Trustee                   September 20, 2006
---------------------------
Phillip R. Cox


         *                       Trustee                   September 20, 2006
---------------------------
Robert E. Stautberg


         *                       Trustee                   September 20, 2006
---------------------------
Donald C. Siekmann


/s/ Jill T. McGruder             Trusteee and              September 20, 2006
---------------------------      President
Jill T. McGruder


/s/ Terrie A. Wiedenheft         Controller and            September 20, 2006
---------------------------      Treasurer
Terrie A. Wiedenheft


* By:  /s/ Jay S. Fitton
       -----------------
       Jay S. Fitton
       (Attorney-in-Fact (Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

            Investment Advisory Agreement between Constellation Funds and Touchstone Advisors, Inc.

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and Clover Capital Management

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and Hilliard Lyons Asset Management

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and Pitcairn Investment Management

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and AXA Rosenberg Investment Management

            Sub-Advisory Agreement between Touchstone Advisors, Inc. and Diamond Hill Capital Management

            Distribution Agreement between Touchstone Securities, Inc. and Constellation Funds

            Administration Agreement between Constellation Funds and Touchstone Advisors, Inc.

            Fee Waiver Agreement between Constellation Funds and Touchstone Advisors, Inc.

            Consent of KPMG LLP

            Code of Ethics for Touchstone Advisors, Inc. and Touchstone Securities, Inc.

            Powers of Attorney